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Janus | Adviser Series

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2001 SEMIANNUAL REPORT

     Janus Adviser Growth Fund

     Janus Adviser Aggressive Growth Fund

     Janus Adviser Capital Appreciation Fund

     Janus Adviser Balanced Fund

     Janus Adviser Equity Income Fund

     Janus Adviser Growth and Income Fund

     Janus Adviser Strategic Value Fund

     Janus Adviser International Fund

     Janus Adviser Worldwide Fund

     Janus Adviser Flexible Income Fund

     Janus Adviser Money Market Fund

[LOGO]
      JANUS

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

Table | of Contents

JANUS ADVISER SERIES

To Our Shareholders .........................................................  1

Fund Managers' Commentaries and Schedules of Investments

  Growth Fund ...............................................................  2

  Aggressive Growth Fund ....................................................  6

  Capital Appreciation Fund .................................................  9

  Balanced Fund ............................................................. 12

  Equity Income Fund ........................................................ 17

  Growth and Income Fund .................................................... 20

  Strategic Value Fund ...................................................... 24

  International Fund ........................................................ 27

  Worldwide Fund ............................................................ 32

  Flexible Income Fund ...................................................... 36

  Money Market Fund ......................................................... 40

Statements of Assets and Liabilities ........................................ 42

Statements of Operations .................................................... 44

Statements of Changes in Net Assets ......................................... 46

Financial Highlights ........................................................ 52

Notes to Schedules of Investments ........................................... 58

Notes to Financial Statements ............................................... 59

Explanations of Charts, Tables
  and Financial Statements .................................................. 64

                                                                     [LOGO]
                                                                           JANUS

To Our | Shareholders

[PHOTO]

Tom Bailey
chairman

As you'll read in the following pages, many of our funds turned in disappointing results for the six-month reporting period. I could try to tell you how difficult it's been to deliver against a backdrop of an extremely volatile stock market, and that all the market uncertainty has been a natural response to overextended valuations in many stocks. But at the end of the day, the performance we deliver to you is all that matters. And the simple truth is that the performance we delivered was not up to your standards or ours.

You have my word that our uncharacteristic performance was not because of a lack of focus or effort. In fact, we're doing exactly those things we do best - discussing and debating ideas, building complex financial models, getting out of the office to visit companies - to find the best companies with the best management teams and the best business models. More than ever, our research continues to convince us that the companies we own are the right ones for the long term.

I've said before that despite how easy it may have seemed to make money in the market over the last several years, this is a hard business. Sometimes what you do works, and you look very, very smart, as we did over the last few years. And sometimes what you do doesn't, and you don't look quite as smart. At Janus, that reality never deters us from sticking with what we've always done: intensive fundamental research to uncover long-term winners. That means we don't sell top-tier companies to buy second-tier companies simply because the market has hit our favorites hard; instead, we use cash to buy more of them at lower prices. In many cases today, we're actually buying those individual companies we like best at a significantly lower price than what we paid several months ago.

Yes, this approach takes patience, as it inevitably results in a down period every so often. But, over time, it's exactly what has enabled us to deliver the outstanding performance you've come to expect from us.

Those of you who have been with us for some time know we've been through this before, and we'll undoubtedly go through it again. It's our focus and conviction that has always gotten us through these periods, and what I'm convinced will ultimately deliver on your expectations of us once again.

/s/ Tom

Tom Bailey

Past performance does not guarantee future results.

                                      Janus Adviser Series / January 31, 2001  1

Janus | Adviser Growth Fund

[PHOTO]

Blaine Rollins
portfolio manager

For the six months ended January 31, 2001, Janus Adviser Growth Fund returned a loss of 6.35%. By comparison, the Portfolio's benchmark, the S&P 500 Index, returned a loss of 3.98%.(1)

Inflation fears, interest rate concerns and energy rate hikes contributed to a very volatile market, which sagged under signs of a slowing economy. Although stocks gained ground in January after the Federal Reserve cut interest rates twice, the potential for a recession lingered, which is unhealthy for stock multiples, especially those assigned to higher-growth stocks. Given that we place a large portion of our investments in high-quality, rapidly growing franchise companies, our performance suffers when the risk of slow growth materializes and Wall Street reacts by paying lower multiples for these great companies.

Among our disappointments during the period was Cisco Systems. The networking equipment manufacturer remains one of the best run companies with some of the most brilliant engineers in the world, but it got caught in the downdraft created by a slumping telecommunications industry. Ultimately, the survivors in the telecommunications space will need to upgrade their voice and data networks to remain competitive, and they'll need to use the best technology. Unlike many of its upstart competitors, Cisco, which has been expanding its optical product portfolio through acquisitions, will still be in business when that massive need arises.

Multimedia conglomerate Time Warner hindered the Fund's performance for most of the period as the regulatory approval process for its merger with America Online
(AOL) dragged out longer than many investors had hoped. Also, as the economy slowed, clouds appeared in the form of depressed advertising expectations for Time Warner broadcast networks and AOL. In January, however, the deal finally closed and the stock rebounded nicely. We believe the cross-selling opportunities this union will unleash could be numerous. In addition, Time Warner has a history of using its free cash flow to buy back stock, and we wouldn't be surprised to see that practice continue.

As market conditions tapered growth expectations, defensive companies surfaced and we were rewarded for our holdings in Colgate-Palmolive and Procter & Gamble. Obviously, in the face of economic uncertainties, you can't get any more defensive than toothpaste and diapers, but our analysis goes much deeper. For example, we've liked Colgate-Palmolive since mid-1999 due to its great management team and its ability to record better-than-average volume growth and continual margin improvement. Within the same consumer products sector, Proctor & Gamble caught our eye when A.G. Lafley replaced Durk Jager as CEO in June. The new management has refocused the company on improving profitability levels, and we like what they're doing, as well as the positive impact on the company's stock.

Another solid performer was Enron Corp., the energy wholesaler that benefited from a surge in energy costs and transactions. In fact, when it endured the market downturn in the fourth quarter, we took some profits in order to redeploy the gains into out-of-favor companies with attractive prospects. We maintained a significant position, however, as we think Enron's story gets better with its move into the broadband market.

Our investment in Bank of New York paid off as well. Led by an excellent management team, the company executed very nicely in its security processing business and completely bounced back from its struggles with allegations surrounding a Russian money laundering scandal.

At the core of our investment philosophy is the drive to build a portfolio of companies that will still be standing and thriving in one, five and 10 years. To that end, we continue to seek out industry leaders and really dig into their inner workings. If we like what we find, we keep probing to ensure we've found a top-notch investment opportunity that will endure the ups and downs of the business cycle.

As we look ahead, I think much of the anticipated economic pain has been priced into equities, although that won't make an extended slowdown any easier. Bolstering my confidence is our intimate knowledge of our companies and the fact that many of them are the highest-quality franchises you can own in a market, and it's the strongest that will survive in tough economic times.

As always, thank you for your confidence and investment in Janus Adviser Growth Fund.

Portfolio Asset Mix (% of Assets)                               January 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   82.9%
  Foreign                                                                   6.0%
  Europe                                                                    3.4%
Top 10 Equities (% of Assets)                                              32.4%
Number of Stocks                                                              90
Cash, Cash Equivalents
  & Fixed-Income Securities                                                17.1%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

2  Janus Adviser Series / January 31, 2001

Average Annual Total Return(1)
For the Periods Ended January 31, 2001 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                 (5.80)%
  5 Year                                                                  20.16%
  From Inception Date of Predecessor Fund 9/13/93                         18.56%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                 (0.90)%
  5 Year                                                                  18.36%
  From Inception Date of Predecessor Fund 9/13/93                         18.03%
--------------------------------------------------------------------------------

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

This Fund has been significantly impacted by investing in initial public offerings (IPOs) during a period favorable for these stocks.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 82.9%
Aerospace and Defense - 3.3%
     136,125    Boeing Co. .......................................  $  7,963,312
      38,790    Lockheed Martin Corp. ............................     1,345,237

                                                                       9,308,549

Airlines - 0.1%
       6,465    Ryanair Holdings PLC (ADR)*,** ...................       371,333

Automotive - Cars and Light Trucks - 0.3%
      25,690    Ford Motor Co. ...................................       724,201

Brewery - 0.3%
      15,825    Anheuser-Busch Companies, Inc. ...................       686,172

Broadcast Services and Programming - 2.8%
     162,501    AT&T Corp./Liberty Media Group - Class A* ........     2,746,267
      77,527    Clear Channel Communications, Inc.* ..............     5,055,536

                                                                       7,801,803

Business To Business/E-Commerce - 0.4%
      22,384    i2 Technologies, Inc.* ...........................     1,133,190

Cable Television - 3.5%
      13,145    Cablevision Systems Corp. - Class A* .............     1,150,319
     202,938    Comcast Corp. - Special Class A* .................     8,688,283

                                                                       9,838,602

Casino Hotels - 0.4%
      92,118    Park Place Entertainment Corp.* ..................     1,036,327

Cellular Telecommunications - 0.9%
         127    NTT DoCoMo, Inc.** ...............................     2,446,402

Commercial Banks - 0.3%
      10,310    M&T Bank Corp. ...................................       704,173

Commercial Services - Financial - 0.4%
      26,685    Paychex, Inc. ....................................  $  1,204,161

Computer Graphics - 0.2%
      11,495    NVIDIA Corp.* ....................................       593,429

Computer Services - 0.2%
      34,130    Ceridian Corp.* ..................................       630,040

Computers - 1.0%
      89,277    Sun Microsystems, Inc.* ..........................     2,728,528

Computers - Memory Devices - 2.7%
      92,895    EMC Corp.* .......................................     7,059,091
       4,637    VERITAS Software Corp.* ..........................       439,935

                                                                       7,499,026

Cosmetics and Toiletries - 3.1%
      82,247    Colgate-Palmolive Co. ............................     4,941,400
      31,925    Gillette Co. .....................................     1,009,468
      36,887    Procter & Gamble Co. .............................     2,649,962

                                                                       8,600,830

Data Processing and Management - 0.5%
      20,610    Automatic Data Processing, Inc. ..................     1,233,715

Diversified Operations - 2.9%
     139,587    General Electric Co. .............................     6,421,002
       6,990    Minnesota Mining and Manufacturing Co. ...........       773,444
      15,635    Tyco International, Ltd. .........................       963,116

                                                                       8,157,562

E-Commerce/Services - 0.3%
      15,988    eBay, Inc.* ......................................       789,407

Electric - Generation - 0.3%
      14,495    AES Corp.* .......................................       835,347

See Notes to Schedules of Investments.

                                      Janus Adviser Series / January 31, 2001  3

Janus | Adviser Growth Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - 0.4%
      58,000    NEC Corp.** ......................................  $  1,184,589

Electronic Components - Semiconductors - 5.6%
      14,567    Applied Micro Circuits Corp.* ....................     1,070,675
      11,503    PMC-Sierra, Inc.* ................................       869,195
     245,850    Semtech Corp.* ...................................     7,098,919
     151,384    Texas Instruments, Inc. ..........................     6,630,619

                                                                      15,669,408

Enterprise Software and Services - 0.8%
      32,258    BEA Systems, Inc.* ...............................     2,127,012

Finance - Credit Card - 0.8%
      45,676    American Express Co. .............................     2,151,340

Finance - Investment Bankers/Brokers - 3.2%
      25,960    Goldman Sachs Group, Inc. ........................     2,952,950
      83,586    Merrill Lynch & Company, Inc. ....................     6,059,985

                                                                       9,012,935

Food - Retail - 0.5%
      52,965    Kroger Co.* ......................................     1,300,291

Hotels and Motels - 0.4%
      29,830    Starwood Hotels & Resorts Worldwide, Inc. ........     1,148,455

Identification Systems and Devices - 0.6%
      36,749    Symbol Technologies, Inc. ........................     1,738,228

Instruments - Scientific - 0.8%
      64,157    Dionex Corp.* ....................................     2,181,338

Insurance Brokers - 0.3%
      24,535    Aon Corp. ........................................       862,405

Internet Brokers - 1.8%
     188,500    Charles Schwab Corp. .............................     4,978,285

Internet Content - 1.6%
     325,350    DigitalThink, Inc.* ..............................     4,371,891

Internet Infrastructure Software - 0.3%
      22,264    TIBCO Software, Inc.* ............................       844,641

Internet Security - 0.8%
      31,040    VeriSign, Inc.* ..................................     2,281,440

Life and Health Insurance - 0.5%
      30,390    StanCorp Financial Group, Inc. ...................     1,325,308

Medical - Biomedical and Genetic - 0.5%
      25,429    Genentech, Inc.* .................................     1,506,668

Medical - Hospitals - 0.5%
      33,770    Tenet Healthcare Corp.* ..........................     1,473,047

Medical Products - 0.3%
      27,420    Becton, Dickinson and Co. ........................       942,700

Money Center Banks - 2.1%
     103,979    Bank of New York Company, Inc. ...................     5,690,771

Multimedia - 10.3%
     382,015    AOL Time Warner, Inc.* ...........................    20,078,708
     157,175    Viacom, Inc. - Class B* ..........................     8,676,060

                                                                      28,754,768

Networking Products - 2.1%
     153,759    Cisco Systems, Inc.* .............................     5,756,353

Oil Companies - Exploration and Production - 0.1%
       3,830    Anadarko Petroleum Corp. .........................       217,927

Oil Companies - Integrated - 0.2%
      22,625    Petroleo Brasileiro S.A. (ADR)* ..................       639,835

Pipelines - 2.4%
      82,269    Enron Corp. ......................................  $  6,581,520

Radio - 0.9%
       3,075    Hispanic Broadcasting Corp.* .....................        84,809
      75,345    Infinity Broadcasting Corp. - Class A* ...........     2,467,549

                                                                       2,552,358

Retail - Apparel and Shoe - 0.4%
      29,712    Gap, Inc. ........................................       968,611

Retail - Discount - 0.4%
      24,321    Costco Wholesale Corp.* ..........................     1,124,846

Semiconductor Components/Integrated Circuits - 7.6%
      18,225    Analog Devices, Inc.* ............................     1,140,885
      24,923    Integrated Device Technology, Inc.* ..............     1,219,280
     155,975    Linear Technology Corp. ..........................     9,767,934
     123,544    Maxim Integrated Products, Inc.* .................     7,543,905
      21,505    Vitesse Semiconductor Corp.* .....................     1,528,199

                                                                      21,200,203

Semiconductor Equipment - 0.8%
      43,660    Applied Materials, Inc.* .........................     2,196,644

Super-Regional Banks - 0.3%
      12,228    Northern Trust Corp. .............................       941,556

Telecommunication Equipment - 2.9%
      61,000    ADC Telecommunications, Inc.* ....................       888,313
      13,626    Nokia Oyj** ......................................       478,970
     181,812    Nokia Oyj (ADR)** ................................     6,245,242
      37,418    Telefonaktiebolaget L.M. Ericsson A.B.
                  - Class B ......................................       451,480

                                                                       8,064,005

Telecommunication Equipment - Fiber Optics - 1.6%
       9,380    CIENA Corp.* .....................................       844,786
      29,185    Corning, Inc. ....................................     1,655,081
       8,050    JDS Uniphase Corp.* ..............................       441,241
       7,450    SDL, Inc.* .......................................     1,503,038

                                                                       4,444,146

Telecommunication Services - 0.3%
       9,765    Time Warner Telecom, Inc. - Class A ..............       742,750

Telephone - Integrated - 4.2%
      61,003    Cox Communications, Inc. - Class A* ..............     2,834,199
      23,469    Level 3 Communications, Inc.* ....................       954,895
      70,431    NTL, Inc.* .......................................     2,747,513
      13,820    Qwest Communications International, Inc. .........       582,098
      13,485    SBC Communications, Inc. .........................       652,000
     102,072    Telefonica S.A.*,** ..............................     1,952,492
      38,201    Telefonos de Mexico S.A. (ADR) ...................     2,073,168

                                                                      11,796,365

Television - 0.8%
      53,794    Univision Communications, Inc. - Class A* ........     2,293,238

Transportation - Services - 0.8%
      35,735    United Parcel Service, Inc. - Class B ............     2,211,997

Web Hosting/Design - 0.7%
      76,153    Exodus Communications, Inc.* .....................     2,027,574

Web Portals/Internet Service Provider - 0.4%
      27,645    Yahoo!, Inc. .....................................     1,031,504
--------------------------------------------------------------------------------
Total Common Stock (cost $207,026,569) ...........................   230,659,749
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

4  Janus Adviser Series / January 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 0.1%
Web Hosting/Design - 0.1%
  $  265,000    Exodus Communications, Inc., 4.75%
                  convertible subordinated notes
                  due 7/15/08 ....................................  $    256,719
                PSINet, Inc.:
      40,000      10.50%, senior notes, due 12/1/06 ..............        11,200
     230,000      11.00%, senior notes, due 8/1/09 ...............        64,400
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $397,345) ............................       332,319
--------------------------------------------------------------------------------
Preferred Stock - 0%
Telephone - Integrated - 0%
                Winstar Communications, Inc.:
       1,019      Series D, convertible, 7.00% ...................        34,391
          92      Series F, convertible, 7.25% ...................        57,615
--------------------------------------------------------------------------------
Total Preferred Stock (cost $211,335) ............................        92,006
--------------------------------------------------------------------------------
Repurchase Agreements - 16.7%
$ 40,000,000    ABN AMRO Securities, Inc., 5.73%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $40,006,367
                  collateralized by $40,000,605 in U.S.
                  Government Agencies, 0%-5.125%
                  2/15/02-2/13/04; with a value of
                  $40,800,617 ....................................    40,000,000
   6,600,000    Deutsche Bank Securities, Inc., 5.73%
                  dated 1/31/01, maturing 2/1/01, to be
                  repurchased at $6,601,051, collateralized
                  by $295,493 in Corporate Bonds,
                  5.00%-6.75%, 9/24/02-11/1/25, Aaa;
                  $6,304,526 in U.S. Government
                  Agencies, 0%-8.25%, 2/1/01-8/26/38;
                  with respective values of $301,403 and
                  $6,430,616 .....................................     6,600,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $46,600,000) ...................    46,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $254,235,249) - 99.7% ..............   277,684,074
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3% ....       743,166
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $278,427,240
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             0.4%            $    963,116
Brazil                                              0.2%                 639,835
Finland                                             2.4%               6,724,212
Ireland                                             0.1%                 371,333
Japan                                               1.3%               3,630,991
Mexico                                              0.8%               2,073,168
Spain                                               0.7%               1,952,492
Sweden                                              0.2%                 451,480
United States++                                    93.9%             260,877,447
--------------------------------------------------------------------------------
Total                                             100.0%            $277,684,074

++Includes Short-Term Securities (77.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2001

Currency Sold and                   Currency         Currency         Unrealized
Settlement Date                   Units Sold  Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/22/01                       2,500,000     $  2,335,750       $  (168,100)
Euro 4/27/01                         200,000          186,980           (15,498)
Euro 5/7/01                          900,000          841,500              3,501
Euro 5/14/01                       1,800,000        1,683,180          (131,946)
Japanese Yen 3/22/01              41,920,000          362,507             46,964
Japanese Yen 4/12/01             105,000,000          910,573            108,385
Japanese Yen 4/27/01              20,700,000          179,877             17,491
Japanese Yen 5/7/01               62,000,000          539,477             18,068
--------------------------------------------------------------------------------
Total                                            $  7,039,844       $  (121,135)

See Notes to Schedules of Investments.

                                      Janus Adviser Series / January 31, 2001  5

Janus | Adviser Aggressive Growth Fund

[PHOTO]

Jim Goff
portfolio manager

For the six months ended January 31, 2001, Janus Adviser Aggressive Growth Fund returned a loss of 26.31%. By comparison, the S&P MidCap 400 Index returned 8.52%.(1)

The Fund's disappointing performance can be attributed in part to the rapid deterioration of the economy that prompted the Federal Reserve to cut interest rates twice in January. The economic slowdown, which was triggered by the cumulative effects of six Federal Reserve interest rate increases, a downturn in capital spending and rising energy prices, nearly halved valuations for many of the market's highest fliers. Hardest hit were technology, media and telecommunications stocks; therefore, our exposure to these fast-growing areas of the economy hurt our results.

Our limited exposure to utilities, financial services and energy companies also goes to the heart of our disappointing performance. While measured against the S&P 400 MidCap Index, a benchmark more heavily weighted toward these three strong-performing sectors, the Fund's composition is actually closer to that of the technology-oriented Nasdaq Composite Index. With that said, when the Nasdaq took a dive, so did our returns. As an illustration of the severity of the decline, consider that when technology valuations were at their peak, the Nasdaq represented about 40% of total market value of shares traded in the U.S. Today, the Nasdaq accounts for approximately 20% of the market's total value - a level we believe is too low.

Although we sold several of our positions in Internet companies before their stocks hit the bottom, the speed and severity of which many of these companies declined surprised us. The growth of Internet advertising has failed to live up to expectations and even well positioned, highly profitable firms suffered considerably. Web host Exodus Communications and security and domain name registrar VeriSign are two examples. Despite remaining fundamentally sound and continuing to produce strong earnings, both companies declined in sympathy with other Internet stocks.

We were also disappointed in the performance of our media holdings. A flood of advertising spending by Internet companies that supported many radio stocks through early 2000 subsided when many dot-coms lost funding or simply went out of business. Meanwhile, a slowing economy pressured ad sales across all media. Our positions in Hispanic Broadcasting and Cox Radio declined as a result. Fundamentally, however, radio is gaining market share from TV and newspapers, and consolidation should generate further rate increases for advertising. As such, we've adopted a wait-and-see approach with these stocks.

One final area of disappointment in the Fund was telecommunications. Wireless service stocks, including carriers Powertel and Western Wireless, as well as tower operators American Tower and Crown Castle International, were hit particularly hard by fears of a potential slowdown in industry-wide subscriber growth. However, subscriber growth at Powertel and Western Wireless remains strong. Moreover, as digital wireless penetration increases and the anticipated build-out of third-generation or wireless data services becomes reality, we expect to see continued growth in demand for the types of cell tower services offered by American Tower and Crown Castle.

Among our strongest performers during the period was Apollo Group. This nontraditional educational institution owns the University of Phoenix which caters to working adults. It demonstrated strong earning power during the period and continues to impress us by expanding into new markets.

Hanover Compressor, a company that leases compression equipment to natural gas drillers and pipeline operators, also performed well. The company is well positioned to capitalize on an ever-growing imbalance between supply and demand for natural gas. This trend plays directly into the hands of Hanover, whose services and equipment help producers squeeze more and more of the vital commodity out of dwindling gas reserves.

While the past six months have proved challenging, we have responded to market volatility by continuing to focus our efforts on some of the economy's most dynamic growth franchises while also trying to balance the Fund with relatively more stable performers. Our new positions in drug retailer Walgreen Co. and utility company AES stand as examples of this strategy.

Going forward, we are extremely bullish on the fundamentals of our companies. We believe we own a great list of companies that have considerable growth ahead of them, despite the recent decline in their stock prices and the slowing economy. Nonetheless, we're cautiously optimistic about the remainder of the year as the outlook for both the market and the economy remains clouded.

Thank you for your continued confidence and investment in Janus Adviser Aggressive Growth Fund.

Portfolio Asset Mix (% of Assets)                               January 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   91.6%
  Foreign                                                                   0.9%
Top 10 Equities                                                            44.1%
Number of Stocks                                                              58
Cash and Cash Equivalents                                                   8.4%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

6  Janus Adviser Series / January 31, 2001

Average Annual Total Return(1)
For the Periods Ended January 31, 2001 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (30.47)%
  5 Year                                                                  20.97%
  From Inception Date of Predecessor Fund 9/13/93                         22.25%
--------------------------------------------------------------------------------

S&P MidCap 400 Index
  1 Year                                                                  23.60%
  5 Year                                                                  20.60%
  From Inception Date of Predecessor Fund 9/13/93                         18.13%
--------------------------------------------------------------------------------

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Concentration may lead to greater price volatility.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 91.6%
Advertising Sales - 1.0%
      88,182    Lamar Advertising Co.* ...........................  $  4,172,111

Broadcast Services and Programming - 1.9%
     120,341    Clear Channel Communications, Inc.* ..............     7,847,437

Cellular Telecommunications - 7.8%
     528,624    Crown Castle International Corp.* ................    14,768,433
      58,770    Powertel, Inc.* ..................................     4,793,428
      29,736    VoiceStream Wireless Corp.* ......................     3,685,405
     196,821    Western Wireless Corp. - Class A* ................     9,066,067

                                                                      32,313,333

Circuit Boards - 0.2%
      71,321    Viasystems Group, Inc.* ..........................       714,636

Commercial Services - 0.9%
      76,640    Plexus Corp.* ....................................     3,597,290

Commercial Services - Financial - 5.0%
     456,122    Paychex, Inc. ....................................    20,582,505

Computers - Integrated Systems - 0.9%
      41,450    Brocade Communications Systems, Inc.* ............     3,743,453

Computers - Memory Devices - 0.4%
      57,500    StorageNetworks, Inc.* ...........................     1,606,406

Drug Delivery Systems - 0.9%
      55,673    Andrx Group, Inc.* ...............................     3,667,459

E-Commerce/Services - 3.6%
     108,615    eBay, Inc.* ......................................     5,362,866
     147,122    TMP Worldwide, Inc.* .............................     9,259,491

                                                                      14,622,357

Electric - Generation - 5.0%
     357,885    AES Corp.* .......................................  $ 20,624,913

Electronic Components - Semiconductors - 4.9%
      62,210    Applied Micro Circuits Corp.* ....................     4,572,435
     281,126    Cree, Inc.* ......................................     9,698,847
     193,175    Intersil Holding Corp.* ..........................     5,722,809

                                                                      19,994,091

Internet Brokers - 0.6%
     190,950    E*TRADE Group, Inc.* .............................     2,673,300

Internet Security - 2.5%
     141,089    VeriSign, Inc.* ..................................    10,370,041

Medical - Biomedical and Genetic - 9.5%
     338,562    Human Genome Sciences, Inc.* .....................    20,652,282
      29,710    Maxygen, Inc.* ...................................       635,051
     353,240    Millennium Pharmaceuticals, Inc.* ................    17,706,155

                                                                      38,993,488

Medical - Drugs - 1.8%
      22,470    Biovail Corp. - New York Shares* .................       971,828
      99,193    Sepracor, Inc.* ..................................     6,546,738

                                                                       7,518,566

Medical Products - 0.1%
      11,947    MiniMed, Inc.* ...................................       397,238

Networking Products - 0.4%
      26,710    ONI Systems Corp.* ...............................     1,482,405

Oil - Field Services - 0.2%
      25,979    Hanover Compressor Co.* ..........................       996,814

See Notes to Schedules of Investments.

                                      Janus Adviser Series / January 31, 2001  7

Janus | Adviser Aggressive Growth Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Oil Companies - Exploration and Production - 5.4%
     244,675    Anadarko Petroleum Corp. .........................  $ 13,922,008
      41,925    Apache Corp. .....................................     2,414,880
       8,370    Barrett Resources Corp.* .........................       380,835
      45,150    Devon Energy Corp. ...............................     2,474,220
      65,365    EOG Resources, Inc. ..............................     2,859,065

                                                                      22,051,008

Radio - 2.7%
      71,854    Cox Radio, Inc. - Class A* .......................     1,938,621
      43,489    Entercom Communications Corp.* ...................     2,130,961
     152,668    Hispanic Broadcasting Corp.* .....................     4,210,583
       2,065    Radio One, Inc. - Class A* .......................        33,040
      17,977    Radio One, Inc. - Class D* .......................       269,655
      77,525    Sirius Satellite Radio, Inc.* ....................     2,451,728

                                                                      11,034,588

Retail - Drug Store - 0.9%
      86,610    Walgreen Co. .....................................     3,545,813

Schools - 1.6%
     121,667    Apollo Group, Inc. - Class A* ....................     6,653,664

Semiconductor Components/Integrated Circuits - 9.0%
     256,580    Integrated Device Technology, Inc.* ..............    12,552,375
      17,305    Maxim Integrated Products, Inc.* .................     1,056,687
      68,198    TriQuint Semiconductor, Inc.* ....................     2,403,980
     296,773    Vitesse Semiconductor Corp.* .....................    21,089,431

                                                                      37,102,473

Super-Regional Banks - 0.2%
       8,200    Northern Trust Corp. .............................       631,400

Telecommunication Equipment - 1.8%
     511,960    ADC Telecommunications, Inc.* ....................     7,455,417

Telecommunication Equipment - Fiber Optics - 3.9%
      63,663    Avanex Corp.* ....................................     4,114,221
      59,433    SDL, Inc.* .......................................    11,990,608

                                                                      16,104,829

Telecommunication Services - 2.8%
      29,861    AT&T Canada, Inc. - New York Shares* .............       914,493
     554,391    Metromedia Fiber Network, Inc. - Class A* ........     8,835,607
      76,849    Microcell Telecommunications, Inc.* ..............     1,887,604

                                                                      11,637,704

Telephone - Integrated - 2.7%
     599,101    McLeodUSA, Inc. - Class A ........................    11,195,700

Television - 0.8%
      78,138    Univision Communications, Inc. - Class A* ........     3,331,023

Therapeutics - 2.6%
     113,898    Abgenix, Inc.* ...................................     4,783,716
     178,192    Medarex, Inc.* ...................................     5,813,514

                                                                      10,597,230

Web Hosting/Design - 6.0%
     932,899    Exodus Communications, Inc.* .....................    24,838,436

Wireless Equipment - 3.6%
     413,248    American Tower Corp.* ............................    14,959,578
--------------------------------------------------------------------------------
Total Common Stock (cost $377,522,956) ...........................   377,056,706
--------------------------------------------------------------------------------
Repurchase Agreement - 7.9%
$ 32,600,000    ABN AMRO Securities, Inc., 5.73%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $32,605,189
                  collateralized by $32,600,493 in U.S.
                  Government Agencies, 0%-5.125%
                  2/15/02-2/13/04; with a value of
                  $33,252,503 (cost $32,600,000) .................  $ 32,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $410,122,956) - 99.5% ..............   409,656,706
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5% ....     1,986,099
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $411,642,805
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Canada                                              0.9%            $  3,773,925
United States++                                    99.1%             405,882,781
--------------------------------------------------------------------------------
Total                                             100.0%            $409,656,706

++Includes Short-Term Securities (91.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

8  Janus Adviser Series / January 31, 2001

                                       Janus | Adviser Capital Appreciation Fund

[PHOTO]

Scott Schoelzel
portfolio manager

For the six months ended January 31, 2001, Janus Adviser Capital Appreciation Fund returned a loss of 11.25%. This compares with a loss of 3.98% recorded by the S&P 500 Index and the Nasdaq Composite Index's loss of 26.39%.(1) As much as I'd like a recount, none is needed. With all the precincts reporting, the results are in, and they are disappointing.

Throughout the past year, I was consistently torn between the great promise our companies possess and how to properly value the fundamentals of the enormous opportunities that lie ahead of them. Compounding matters was a macroeconomic and, to some extent, a political environment that was deteriorating much more rapidly than I had either recognized or anticipated. The confluence of these forces led to a significant sell-off in both the popular averages and, more importantly, in many of the stocks found in the Fund, particularly late in the year. I tried to mitigate some of the damage by raising cash levels to historically high levels beginning in the third and continuing into the fourth quarter, but this was only a Band-Aid solution and it provided only a small amount of capital protection. Beginning in the last week of 2000 and carrying into 2001, I put some of the money that had been on the sidelines back to work.

It's clear that the Federal Reserve now recognizes how quickly the economy has begun to fade and is in the early phases of an easing cycle. President Bush also has a reasonable chance of enacting a meaningful reform of the tax code. Taken together, these two actions could provide a more favorable environment for stocks. The tricky part is knowing how and when. Not a day goes by when companies of all sizes and from a cross section of industries aren't announcing that they are clearly feeling the effects of the economic slowdown. New layoffs and/or restructuring are being announced daily. Sales forecasts for virtually every industry are being reduced and even at these lower levels, no one seems to have any real confidence in the new numbers. Investing into the teeth of a deteriorating economic environment on the belief that conditions will in fact begin to turn positive is a very tricky thing to do.

We expect the markets to be extremely volatile during this transitional process. Despite this volatility, our focus remains to invest in companies in the most dynamic sectors of the economy. Healthcare, biotechnology, pharmaceuticals, media, retail, technology, telecommunications and financial services will always make up the bulk of the Fund. We still believe that the greatest prospects for true growth lie in identifying companies that are providing a larger portion of the products and services we all are using with greater frequency in our everyday lives that are run by individuals in which we have the utmost confidence and respect.

We continue to monitor the fundamental developments in each of our companies very closely; even a few weeks can make a huge difference in the tone of their business and the character of their results. The business climate is changing more rapidly than at any time in history, making stock selection even that much more challenging. Nevertheless, we've maintained the same buy and sell discipline we've always had. However, considering that it's not unusual for a stock to move 30% to 50% in a matter of weeks, we are more actively trading some of the positions in the Fund. Although I still believe the way to achieve the best returns is to buy and hold an investment for three to five years, the hard reality of the new marketplace is that this is not always possible.

Looking ahead, I believe the first six months of 2001 will be marked by a volatile tug of war between the deteriorating business conditions that currently exist versus the anticipated improving conditions of tomorrow. I expect the second half of 2001 to generally be a better environment for stocks as the excesses are wrung from the markets and as the anticipated interest rate and tax cuts begin to take hold.

Thank you for your continued confidence in Janus Adviser Capital Appreciation Fund.

Portfolio Asset Mix (% of Assets)                               January 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   70.7%
  Foreign                                                                  14.2%
  Europe                                                                    5.2%
Top 10 Equities                                                            39.7%
Number of Stocks                                                              31
Cash and Cash Equivalents                                                  29.3%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

                                      Janus Adviser Series / January 31, 2001  9

Average Annual Total Return(1)
For the Periods Ended January 31, 2001 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (12.37)%
  From Inception Date of Predecessor Fund 5/1/97                          31.44%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                 (0.90)%
  From Inception Date of Predecessor Fund 5/1/97                          16.89%
--------------------------------------------------------------------------------

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Concentration may lead to greater price volatility.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 70.7%
Computers - 4.6%
      57,573    Palm, Inc.* ......................................  $  1,561,668
     107,349    Research in Motion, Ltd.* ........................     7,064,906

                                                                       8,626,574

Computers - Memory Devices - 2.8%
      69,662    EMC Corp.* .......................................     5,293,615

Diversified Financial Services - 5.5%
     147,001    Citigroup, Inc. ..................................     8,227,646
      25,560    Morgan Stanley Dean Witter and Co. ...............     2,166,210

                                                                      10,393,856

Diversified Operations - 2.2%
      90,252    General Electric Co. .............................     4,151,592

Electronic Components - 3.9%
     193,198    Flextronics International, Ltd.* .................     7,365,674

Electronic Components - Semiconductors - 1.2%
      51,957    Texas Instruments, Inc. ..........................     2,275,717

Electronic Forms - 0.5%
      23,150    Adobe Systems, Inc. ..............................     1,011,366

Finance - Investment Bankers/Brokers - 9.5%
      80,585    Goldman Sachs Group, Inc. ........................     9,166,544
     119,951    Merrill Lynch & Company, Inc. ....................     8,696,448

                                                                      17,862,992

Independent Power Producer - 0.8%
      64,205    Mirant Corp.* ....................................     1,560,181

Internet Security - 0.6%
      15,591    VeriSign, Inc.* ..................................     1,145,938

Medical - Biomedical and Genetic - 0.6%
      22,300    Alexion Pharmaceuticals, Inc.* ...................  $  1,166,569

Medical - Drugs - 5.9%
      54,201    Allergan, Inc. ...................................     4,430,932
     111,415    AstraZeneca Group PLC (ADR) ......................     4,947,940
      38,263    Pfizer, Inc. .....................................     1,727,574

                                                                      11,106,446

Medical - HMO - 3.2%
      77,190    Oxford Health Plans, Inc.* .......................     2,407,363
      63,255    UnitedHealth Group, Inc. .........................     3,568,215

                                                                       5,975,578

Multimedia - 5.1%
     184,162    AOL Time Warner, Inc.* ...........................     9,679,555

Networking Products - 0.7%
      35,069    Cisco Systems, Inc.* .............................     1,312,896

Oil Companies - Exploration and Production - 6.0%
     106,565    Anadarko Petroleum Corp. .........................     6,063,548
     118,320    EOG Resources, Inc. ..............................     5,175,317

                                                                      11,238,865

Pipelines - 6.6%
     127,137    Dynegy, Inc. - Class A ...........................     6,191,572
      97,735    El Paso Energy Corp. .............................     6,147,531

                                                                      12,339,103

Retail - Building Products - 3.3%
     127,527    Home Depot, Inc. .................................     6,146,801

Satellite Telecommunications - 0.6%
      35,137    EchoStar Communications Corp.* ...................     1,084,855

See Notes to Schedules of Investments.

10  Janus Adviser Series / January 31, 2001

                                       Janus | Adviser Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 2.6%
     139,788    Nokia Oyj (ADR) ..................................  $  4,801,718

Telephone - Integrated - 3.7%
     105,456    Level 3 Communications, Inc.* ....................     4,290,741
      47,946    Telefonos de Mexico S.A. (ADR) ...................     2,602,029

                                                                       6,892,770

Wireless Equipment - 0.8%
      30,385    Aether Systems, Inc.* ............................     1,528,745
--------------------------------------------------------------------------------
Total Common Stock (cost $130,060,870) ...........................   132,961,406
--------------------------------------------------------------------------------
Repurchase Agreement - 17.5%
$ 32,900,000    ABN AMRO Securities, Inc., 5.73%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $32,905,237
                  collateralized by $32,900,497 in U.S.
                  Government Agencies, 0%-5.125%
                  2/15/02-2/13/04; with a value of
                  $33,558,507 (cost $32,900,000) .................    32,900,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 2.7%
                CIT Group, Inc.
   5,000,000      5.76%, 2/1/01
                  (amortized cost $5,000,000) ....................     5,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 7.9%
                Fannie Mae
  10,000,000      6.39%, 3/15/01 .................................     9,927,900
                Federal Home Loan Bank System
   5,000,000      6.41%, 2/7/01 ..................................     4,995,417
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $14,923,317) ......    14,923,317
--------------------------------------------------------------------------------
Total Investments (total cost $182,884,187) - 98.8% ..............   185,784,723
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2% ....     2,302,650
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $188,087,373
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Canada                                              3.8%            $  7,064,906
Finland                                             2.6%               4,801,718
Mexico                                              1.4%               2,602,029
Singapore                                           4.0%               7,365,674
United Kingdom                                      2.7%               4,947,940
United States++                                    85.5%             159,002,456
--------------------------------------------------------------------------------
Total                                             100.0%            $185,784,723

++Includes Short-Term Securities (57.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  11

Janus | Adviser Balanced Fund

[PHOTO]

Karen Reidy
portfolio manager

For the six months ended January 31, 2001, Janus Adviser Balanced Fund returned a loss of 0.12%. This compares with the S&P 500 Index, which returned a loss of 3.98% and the Lehman Brothers Government/Credit Index, which rose 8.02%.(1)

The market over the past six months - and, in fact, the whole year - was characterized by extreme volatility in both stocks and bonds. On the equity side, after hitting all-time highs during the spring, there were plenty of spikes and swoons as the Federal Reserve's interest rate tightening campaign gradually seeped into the economy. By the fourth quarter, many observers asserted the economy had begun to contract. Even Fed Chairman Alan Greenspan admitted that slowing economic growth had supplanted inflation as the central bank's top concern. In January, the Fed intervened twice by cutting rates by a total of one percent - action that spurred a rally in stocks.

In the fixed-income arena, while a first-quarter debt buyback announcement from the Treasury Department resulted in an inverted yield curve on federal issues, by year-end, the yield curve had moderated toward historical norms. Investment grade corporate issues proved to be steady performers, while the high-risk nature of high-yield issues cast a pall over that part of the market. However, the Fed's January action inspired junk bond bulls and many of these credits advanced sharply.

As a whole, my approach to the bond portion of the Fund is that it softens the volatility of the equity side. To achieve that, I've scaled back on exposure to high-yield issues and focused on buying a mix of Treasury, Government Agency and high-quality corporate bonds. Our Treasury holdings cover the short- and medium-term spectrum and we limit our corporate-issue holdings to companies that pass our rigorous research requirements.

Of course, stringent research represents the bedrock of our equity investment strategy, and uncovering some blossoming trends led us to Burlington Resources, which ranked among the Fund's top performers during the past six months. One of North America's largest independent oil and natural gas explorers and producers, Burlington is thriving on the increasing utilization of natural gas to generate power to quench the country's growing thirst for electricity. Not only are natural gas-fired turbines very efficient, but they're more likely to meet environmental requirements than coal-fired or nuclear plants. Despite its recent run up, Burlington remains attractive on a valuation basis when compared to energy companies that are more exposed to the volatile world oil market.

We also benefited from brewer Anheuser-Busch's ability to leverage its industry-leading position and implement price hikes. Instead of fighting the moves with price cuts, the company's main competitors - Philip Morris subsidiary Miller Brewing and Adolph Coors - followed suit, which allowed Anheuser-Busch to generate some impressive gains. Anheuser-Busch also benefits from attractive growth trends in the 21- to 25-year old population, as well as its 50% stake in Grupo Modelo, Mexico's leading brewer.

Financial services powerhouse Citigroup also made strong contributions to the Fund's performance. Over the years, Citigroup has skillfully deployed the excess capital generated by its investment banking unit to make several key acquisitions. Recently, it announced it would buy Associates First Capital, the biggest U.S. consumer finance company, a move that could further expand Citigroup's worldwide influence and leadership.

A holding we trimmed was Viacom, the world's third-largest media company. Held back by depressed expectations in the advertising market due to the slowing economy, Viacom also faces tough comparable quarters in the near term as advertising inventory was sold off at a premium in late 1999 and in the first half of 2000. However, in the long term, the owner of MTV, Nickelodeon, CBS and BET Holdings, holds much promise, especially under the guidance of Mel Karmazin, one of the best managers out there.

Looking ahead, we believe we've identified some drug companies that offer good growth prospects while carrying respectable valuations. I'm also exploring further opportunities in the financial services industry, where some companies could benefit from Federal Reserve rate cuts. Our flexibility to respond to promising situations results from our healthy cash position, which we've maintained since building it up early in 2000.

Even slowing economies offer solid investment opportunities, but it can take more work to find them. That's where our commitment to research really pays off.

Thank you for your continued confidence and investment in Janus Adviser Balanced Fund.

Portfolio Asset Mix (% of Assets)                               January 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   43.9%
Top 10 Equities/Preferred                                                  16.3%
Number of Stocks                                                              67
Fixed-Income Securities
  U.S. Government Obligations                                              24.8%
  Investment-Grade
    Corporate Bonds                                                        14.8%
  High-Yield/High-Risk
    Corporate Bonds                                                         1.3%
Preferred Stock                                                             2.2%
Other Securities                                                            0.4%
Cash and Cash Equivalents                                                  12.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

12  Janus Adviser Series / January 31, 2001

Average Annual Total Return(1)
For the Periods Ended January 31, 2001 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                   0.50%
  5 Year                                                                  17.96%
  From Inception Date of Predecessor Fund 9/13/93                         16.53%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                  13.76%
  5 Year                                                                   6.46%
  From Inception Date of Predecessor Fund 9/13/93                          6.43%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                 (0.90)%
  5 Year                                                                  18.36%
  From Inception Date of Predecessor Fund 9/13/93                         18.03%
--------------------------------------------------------------------------------

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 43.9%
Aerospace and Defense - 0.7%
      40,875    Boeing Co. .......................................  $  2,391,188

Automotive - Cars and Light Trucks - 1.2%
     114,998    BMW A.G ..........................................     4,042,318

Automotive - Truck Parts and Equipment - 0.3%
      29,275    TRW, Inc. ........................................     1,064,439

Brewery - 1.2%
      94,526    Anheuser-Busch Companies, Inc. ...................     4,098,647

Broadcast Services and Programming - 0.8%
     137,199    AT&T Corp./Liberty Media Group - Class A* ........     2,318,663
       7,885    Clear Channel Communications, Inc.* ..............       514,181

                                                                       2,832,844

Cable Television - 0.8%
      64,591    Comcast Corp. - Special Class A* .................     2,765,302

Chemicals - Diversified - 1.2%
      45,535    E.I. du Pont de Nemours and Co. ..................     1,990,335
     137,502    Lyondell Chemical Co. ............................     2,234,408

                                                                       4,224,743

Commercial Services - Financial - 0.3%
      26,007    Paychex, Inc. ....................................     1,173,566

Computer Aided Design - 0.4%
      50,718    Cadence Design Systems, Inc.* ....................     1,495,674

Computers - 0.2%
      30,955    Apple Computer, Inc.* ............................       669,402

Computers - Memory Devices - 1.4%
      62,044    EMC Corp.* .......................................  $  4,714,723

Cosmetics and Toiletries - 0.6%
      30,275    Procter & Gamble Co. .............................     2,174,956

Data Processing and Management - 1.0%
      59,041    Automatic Data Processing, Inc. ..................     3,534,194

Diversified Financial Services - 2.9%
     180,272    Citigroup, Inc. ..................................    10,089,824

Diversified Operations - 4.2%
     193,576    General Electric Co. .............................     8,904,496
      17,415    Honeywell International, Inc. ....................       822,859
      30,235    Minnesota Mining and Manufacturing Co. ...........     3,345,503
      28,720    Textron, Inc. ....................................     1,464,720

                                                                      14,537,578

Electric - Generation - 1.0%
      61,560    AES Corp.* .......................................     3,547,703

Electric - Integrated - 0.0%
       6,290    Montana Power Co. ................................       139,889

Electronic Components - Semiconductors - 2.0%
     102,979    Advanced Micro Devices, Inc.* ....................     2,533,283
     105,468    Texas Instruments, Inc. ..........................     4,619,498

                                                                       7,152,781

Finance - Credit Card - 0.1%
       8,450    American Express Co. .............................       397,995

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  13

Janus | Adviser Balanced Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Food - Retail - 0.6%
      41,880    Safeway, Inc.* ...................................  $  2,122,059

Insurance Brokers - 1.0%
      30,725    Marsh & McLennan Companies, Inc. .................     3,322,909

Internet Brokers - 0.4%
      49,475    Charles Schwab Corp. .............................     1,306,635

Life and Health Insurance - 1.0%
      33,745    American General Corp. ...........................     2,567,995
      49,555    Conseco, Inc. ....................................       836,487

                                                                       3,404,482

Medical - Biomedical and Genetic - 0.2%
      13,528    Genentech, Inc.* .................................       801,534

Medical - Drugs - 2.4%
      55,060    Bristol-Myers Squibb Co. .........................     3,407,663
      22,255    Eli Lilly and Co. ................................     1,753,694
      59,220    Pharmacia Corp. ..................................     3,317,504

                                                                       8,478,861

Medical - Hospitals - 0.8%
      61,745    Tenet Healthcare Corp.* ..........................     2,693,316

Medical Instruments - 1.0%
      37,550    Guidant Corp.* ...................................     1,858,725
      30,150    Medtronic, Inc. ..................................     1,628,100

                                                                       3,486,825

Money Center Banks - 0.5%
      32,140    Bank of New York Company, Inc. ...................     1,759,022

Motorcycle and Motor Scooter Manufacturing - 0.6%
      44,167    Harley-Davidson, Inc. ............................     2,004,740

Multi-Line Insurance - 0.7%
      29,492    American International Group, Inc. ...............     2,507,409

Multimedia - 0.9%
      19,182    AOL Time Warner, Inc.* ...........................     1,008,206
      41,656    Viacom, Inc. - Class B* ..........................     2,299,411

                                                                       3,307,617

Networking Products - 0.6%
      56,373    Cisco Systems, Inc.* .............................     2,110,464

Oil Companies - Exploration and Production - 2.3%
     191,078    Burlington Resources, Inc. .......................     8,082,599

Oil Companies - Integrated - 1.0%
      43,305    Exxon Mobil Corp. ................................     3,644,115

Pipelines  - 1.4%
      61,274    Enron Corp. ......................................     4,901,920

Printers and Related Products - 0.5%
      31,930    Lexmark International Group, Inc. - Class A* .....     1,835,975

Property and Casualty Insurance - 0.4%
      14,140    Progressive Corp. ................................     1,328,453

Radio - 0.6%
      65,853    Infinity Broadcasting Corp. - Class A* ...........     2,156,686

Retail - Discount - 1.0%
      60,980    Wal-Mart Stores, Inc. ............................     3,463,664

Retail - Jewelry - 0.8%
      73,045    Tiffany & Co. ....................................     2,737,726

Retail - Restaurants - 0.1%
      13,765    McDonald's Corp. .................................       404,002

Semiconductor Components/Integrated Circuits - 1.3%
      36,283    Linear Technology Corp. ..........................  $  2,272,223
      38,123    Maxim Integrated Products, Inc.* .................     2,327,886

                                                                       4,600,109

Super-Regional Banks - 1.1%
      79,760    Firstar Corp. ....................................     1,882,336
      64,515    U.S. Bancorp .....................................     1,906,418

                                                                       3,788,754

Telecommunication Equipment - 0.5%
       7,916    Nokia Oyj ........................................       278,256
      38,504    Nokia Oyj (ADR) ..................................     1,322,612

                                                                       1,600,868

Telecommunication Equipment - Fiber Optics - 0.7%
      40,204    Corning, Inc. ....................................     2,279,969

Telephone - Integrated - 0.8%
      35,747    McLeodUSA, Inc. - Class A* .......................       668,022
      46,400    SBC Communications, Inc. .........................     2,243,440

                                                                       2,911,462

Television - 0.4%
      31,934    Univision Communications, Inc. - Class A* ........     1,361,346
--------------------------------------------------------------------------------
Total Common Stock (cost $148,893,108) ...........................   153,451,287
--------------------------------------------------------------------------------
Corporate Bonds - 16.0%
Automotive - Cars and Light Trucks - 0.4%
$  1,500,000    General Motors Corp., 7.20%
                  company guaranteed notes, due 1/15/11 ..........     1,537,500

Beverages - Non-Alcoholic - 0.3%
                Coca-Cola Enterprises, Inc.:
     158,000      6.625%, notes, due 8/1/04 ......................       162,740
     727,000      7.125%, notes, due 9/30/09 .....................       772,438

                                                                         935,178

Brewery - 1.7%
                Anheuser-Busch Companies, Inc.:
   1,770,000      5.375%, notes, due 9/15/08 .....................     1,694,775
   2,545,000      5.65%, notes, due 9/15/08 ......................     2,478,194
   1,221,000      5.75%, notes, due 4/1/10 .......................     1,187,423
     220,000      7.55%, notes, due 10/1/30 ......................       245,850
     325,000      6.80%, notes, due 1/15/31 ......................       331,094

                                                                       5,937,336

Broadcast Services and Programming - 0.7%
   1,400,000    AT&T Corp./Liberty Media Group, 7.875%
                  notes, due 7/15/09 .............................     1,414,000
   1,036,000    Clear Channel Communications, Inc.
                  2.625%, convertible senior notes
                  due 4/1/03 .....................................     1,191,400

                                                                       2,605,400

Cable Television - 0.7%
     303,000    Adelphia Communications Corp., 10.50%
                  senior notes, due 7/15/04 ......................       304,515
   1,425,000    Comcast Cable Communications, Inc.
                  6.75%, notes, due 1/30/11 ......................     1,421,438
     480,000    Jones Intercable, Inc., 7.625%
                  senior notes, due 4/15/08 ......................       500,400
     107,000    Lenfest Communications, Inc., 7.625%
                  senior notes, due 2/15/08 ......................       111,414

                                                                       2,337,767

See Notes to Schedules of Investments.

14  Janus Adviser Series / January 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 0.6%
                Nextel Communications, Inc.:
$    177,000      4.75%, convertible senior notes
                  due 7/1/07 .....................................  $    290,723
     555,000      9.375%, senior notes, due 11/15/09 .............       549,450
   1,032,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .....................     1,179,060

                                                                       2,019,233

Chemicals - Diversified - 0.9%
   1,840,000    E.I. du Pont de Nemours and Co., 6.875%
                  notes, due 10/15/09 ............................     1,927,400
   1,068,000    Lyondell Chemical Co., 9.625%
                  secured notes, due 5/1/07 ......................     1,092,030

                                                                       3,019,430

Computers - 0.3%
                Sun Microsystems, Inc.:
     250,000      7.00%, senior notes, due 8/15/02 ...............       253,438
     737,000      7.65%, senior notes, due 8/15/09 ...............       771,086

                                                                       1,024,524

Diversified Financial Services - 2.6%
                Associates Corp. of North America:
      86,000      6.75%, senior notes, due 7/15/01 ...............        86,538
     225,000      5.75%, senior notes, due 11/1/03 ...............       224,719
     810,000    Citigroup, Inc., 6.50%
                  senior notes, due 1/18/11 ......................       812,025
                General Electric Capital Corp.:
   2,295,000      7.00%, notes, due 3/1/02 .......................     2,340,900
   1,930,000      7.00%, notes, due 2/3/03 .......................     1,990,313
   1,285,000      7.25%, notes, due 5/3/04 .......................     1,344,431
   1,260,000      7.25%, notes, due 2/1/05 .......................     1,327,725
     905,000      7.375%, notes, due 1/19/10 .....................       979,663

                                                                       9,106,314

Finance - Auto Loans - 0.7%
                Ford Motor Credit Co.:
   2,135,000      7.25%, notes, due 1/15/03 ......................     2,183,038
      70,000      5.80%, senior notes, due 1/12/09 ...............        65,013
     143,000    General Motors Acceptance Corp., 5.85%
                  senior unsubordinated notes
                  due 1/14/09 ....................................       133,705

                                                                       2,381,756

Finance - Consumer Loans - 0.1%
     322,000    Household Finance Corp., 8.00%
                  notes, due 5/9/05 ..............................       341,320

Finance - Credit Card - 0.3%
   1,079,000    American Express Co., 6.75%
                  senior unsubordinated notes
                  due 6/23/04 ....................................     1,111,370

Finance - Investment Bankers/Brokers - 0.5%
     433,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 ..............................       466,016
   1,300,000    Salomon Smith Barney Holdings, 6.50%
                  notes, due 2/15/08 .............................     1,323,387

                                                                       1,789,403

Food - Retail - 1.3%
                Safeway, Inc.:
$    775,000      7.25%, notes, due 9/15/04 ......................  $    805,031
     150,000      6.50%, notes, due 11/15/08 .....................       150,188
   1,725,000      7.50%, notes, due 9/15/09 ......................     1,832,813
   1,700,000      7.25%, debentures, due 2/1/31 ..................     1,710,625

                                                                       4,498,657

Internet Brokers - 0.2%
     940,000    E*Trade Group, Inc., 6.00%
                  convertible notes, due 2/1/07 ..................       769,625

Life and Health Insurance - 0.0%
     107,000    SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 .............................       109,408

Medical - Drugs - 0.3%
     900,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 ..............................       905,625
     129,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 .............................       128,033

                                                                       1,033,658

Medical - HMO - 0.6%
   1,900,000    UnitedHealth Group, Inc., 7.50%
                  notes, due 11/15/05 ............................     1,995,000

Multimedia - 0.9%
     193,000    News America, Inc., 6.625%
                  senior notes, due 1/9/08 .......................       185,763
     442,000    Time Warner, Inc., 8.11%
                  notes, due 8/15/06 .............................       478,465
                Viacom, Inc.:
   1,326,000      7.75%, senior notes, due 6/1/05 ................     1,402,245
   1,100,000      7.70%, company guaranteed notes
                  due 7/30/10 ....................................     1,172,875

                                                                       3,239,348

Retail - Building Products - 0.7%
   2,340,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 ......................     2,401,425

Retail - Discount - 1.6%
                Wal-Mart Stores, Inc.:
   1,630,000      6.15%, senior notes, due 8/10/01 ...............     1,638,150
   2,155,000      6.55%, senior notes, due 8/10/04 ...............     2,225,038
   1,700,000      6.875%, senior notes, due 8/10/09 ..............     1,791,375

                                                                       5,654,563

Super-Regional Banks - 0.1%
      57,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ................        58,496
     258,000    Northern Trust Corp., 7.10%
                  subordinated notes, due 8/1/09 .................       267,353

                                                                         325,849

Telecommunication Services - 0.5%
                Cox Communcations, Inc.:
     593,000      7.00%, notes, due 8/15/01 ......................       595,224
     175,000      7.50%, notes, due 8/15/04 ......................       181,125
     408,000      7.75%, notes, due 8/15/06 ......................       430,950
     455,000      7.875%, notes, due 8/15/09 .....................       484,575

                                                                       1,691,874

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  15

Janus | Adviser Balanced Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Web Hosting/Design - 0%
$    113,000    Exodus Communications, Inc., 11.25%
                  senior notes, due 7/1/08$ ......................  $    109,893
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $54,601,098) .........................    55,975,831
--------------------------------------------------------------------------------
Foreign Bond - 0.1%
Telecommunication Services - 0.1%
EUR  239,000    COLT Telecom Group PLC, 2.00%
                  convertible bonds, due 3/29/06
                  (cost $232,591)+ ...............................       332,267
--------------------------------------------------------------------------------
Preferred Stock - 2.2%
Electric - Integrated - 1.1%
      49,528    Reliant Energy, Inc., convertible, 2.00%
                  (Time Warner, Inc.) ............................     4,036,532

Oil Companies - Integrated - 0.4%
      32,300    Coastal Corp., convertible, 6.625% ...............     1,358,215

Publishing - Newspapers - 0.7%
      20,412    Tribune Co., convertible, 2.00% ..................     2,421,271
--------------------------------------------------------------------------------
Total Preferred Stock (cost $7,607,281) ..........................     7,816,018
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         189    Ono Finance PLC - expires 5/31/09
                  (cost $0)*,+ ...................................        12,302
--------------------------------------------------------------------------------
Other Securities - 0.4%
Electric - Integrated - 0.4%
      20,535    Alliant Energy Resources, Inc., 7.25%
                  senior subordinated exchangeable
                  step-down notes, PAY PHONES
                  due 2/15/30 (McLeod USA, Inc.)
                  (cost $1,241,162)+,(DELTA) .....................     1,316,807
--------------------------------------------------------------------------------
U.S. Government Obligations - 24.8%
U.S. Government Agencies - 7.8%
                Fannie Mae:
$  2,020,000      6.375%, due 10/15/02 ...........................     2,065,450
   5,515,000      5.75%, due 4/15/03 .............................     5,594,085
   5,000,000      6.00%, due 12/15/05 ............................     5,125,000
  11,675,000      7.125%, due 6/15/10 ............................    12,740,344
                Federal Home Loan Bank System
   1,079,000      6.75%, due 2/1/02 ..............................     1,096,534
                Freddie Mac
     591,000      7.00%, due 3/15/10 .............................       638,120

                                                                      27,259,533

U.S. Treasury Notes - 17.0%
   7,357,000      6.375%, due 6/30/02 ............................     7,522,312
   9,464,000      5.875%, due 11/15/04 ...........................     9,790,035
  33,926,000      6.00%, due 8/15/09 .............................    35,860,800
   5,895,000      6.125%, due 8/15/29 ............................     6,361,059

                                                                      59,534,206
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $83,164,664) .............    86,793,739
--------------------------------------------------------------------------------
Repurchase Agreement - 10.4%
$ 36,300,000    ABN AMRO Securities, Inc., 5.73%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $36,305,778
                  collateralized by $33,300,549 in U.S.
                  Government Agencies, 0%-5.125%
                  2/15/02-2/13/04; with a value of
                  $37,026,560 (cost $36,300,000) .................  $ 36,300,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 2.8%
                CIT Group, Inc.
  10,000,000      5.76%, 2/1/01
                  (amortized cost $10,000,000) ...................    10,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $342,039,904) - 100.6% .............   351,998,251
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets (0.6%) ....   (2,061,296)
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $349,936,955
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Finland                                             0.5%            $  1,600,868
Germany                                             1.1%               4,042,318
United Kingdom                                      0.1%                 344,569
United States++                                    98.3%             346,010,496
--------------------------------------------------------------------------------
Total                                             100.0%            $351,998,251

++Includes Short-Term Securities (85.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

16  Janus Adviser Series / January 31, 2001

                                              Janus | Adviser Equity Income Fund

[PHOTO]

Karen Reidy
portfolio manager

For the six months ended January 31, 2001, Janus Adviser Equity Income Fund returned a loss of 3.83%, slightly better than its benchmark, the S&P 500 Index, which returned a loss of 3.98%.(1)

Volatility defined the equity markets in the second half of 2000, with the technology-heavy Nasdaq Composite Index serving as the poster child. With the Federal Reserve's 18-month rate-hike campaign having wound down in the early summer, the markets spent the last six months of the year fretting over further moves and inflationary pressures. In the fourth quarter, the economy started to show signs of weakness, prompting the Fed to acknowledge that the slowdown replaced inflation as its top concern. Indeed, the central bank slashed interest rates by a half-percent on two occasions in January in an effort to stimulate the economy.

Given the market's dour mood, it's not surprising that some of the best-performing sectors were those traditionally considered defensive. Two of the Fund's leading performers emerged from such sectors - Anheuser-Busch in the food and beverage industry and Burlington Resources in the energy sector. Reversing a long-term trend, Anheuser-Busch pushed through price increases in 2000, and its main competitors followed, providing higher revenues and better-than-expected margins. The world's largest beer maker also benefited from an industry-wide reduction in capacity, as well as a 50% stake in Mexico's largest brewer, Grupo Modelo.

Technology's growing stature has been well documented, but the surging need for energy to power the increasingly wired world has recently become a hot topic. Considered better for the environment than coal-powered or nuclear generating plants, natural gas has enjoyed a spike in demand, which, in turn, led to a spike in prices. These trends benefited our investment in Burlington Resources, a large independent oil and natural gas explorer and producer. The rising prices boosted revenues, but just as importantly, Burlington's management maintained a focus on improving its free cash flow growth and achieving optimal return on capital.

Extreme market volatility certainly made the past six months interesting. Yet, no matter how wild things seemed, I remained confident in the Janus commitment to maintain an intimate knowledge about the companies we hold and to stick with well-run organizations.

For example, when many technology stocks endured a dramatic falloff after the slowing economic picture dampened future prospects, two of our holdings, EMC Corp. and Corning, behaved like their peers. But we're standing by both of these effectively managed organizations, convinced they produce essential technologies.

EMC builds massive data-storage systems and plans to expand into the network-attached storage market, which some observers expect to become the fastest-growing area in the industry. Its price has been hit as many people fear cutbacks in corporate capital spending on technology. However, our conversations with numerous companies tells us storage is an area that will continue to grow.

Corning, the world's leading manufacturer of fiber for optical networks, is in a similar position due to worries about capital spending by telecommunications entities. While concerns about shrinking access to capital on the margins of the industry are valid, Corning has done a good job at managing customer financing. Plus, it has a product that serves as the "last mile" fiber connection to consumers' homes and enables them to receive services such as high-speed Internet access.

Going forward, we think a slowed economy positions financial services companies for some solid returns, and that pharmaceutical companies stand to benefit from the diminished likelihood of increased drug industry regulations under the Bush Administration. Our task, as always, will be to find the individual companies that can best take advantage of these trends. Our ability to react to promising opportunities in these and other areas of the market is enhanced by our cash position, which we increased during the first part of 2000 and maintained through the rocky second half. Ultimately, we will put that cash back to work as our legwork continues to uncover solid investments.

By helping us stay ahead of potential trends, we believe our research efforts will help the Fund endure the ups and downs of the market and achieve solid returns over the long haul.

Thank you for your continued confidence and investment in Janus Adviser Equity Income Fund.

Portfolio Asset Mix (% of Assets)                               January 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   84.9%
Top 10 Equities/Preferred                                                  30.4%
Number of Stocks                                                              70
Fixed-Income Securities
  High-Yield/High-Risk
    Corporate Bonds                                                         1.7%
Preferred Stock                                                             4.2%
Other Securities                                                            0.4%
Cash and Cash Equivalents                                                   8.8%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

                                     Janus Adviser Series / January 31, 2001  17

Average Annual Total Return(1)
For the Periods Ended January 31, 2001 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                 (5.39)%
  From Inception Date of Predecessor Fund 5/1/97                          28.45%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                 (0.90)%
  From Inception Date of Predecessor Fund 5/1/97                          16.89%
--------------------------------------------------------------------------------

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 84.9%
Aerospace and Defense - 0.8%
         650    Boeing Co. .......................................  $     38,025

Agricultural Operations - 1.3%
       2,145    Monsanto Co. .....................................        67,589

Automotive - Cars and Light Trucks - 2.8%
       2,950    BMW A.G ..........................................       103,696
         715    General Motors Corp. .............................        38,395

                                                                         142,091

Automotive - Truck Parts and Equipment - 0.6%
         805    TRW, Inc. ........................................        29,270

Brewery - 2.5%
       2,921    Anheuser-Busch Companies, Inc. ...................       126,655

Broadcast Services and Programming - 1.0%
       3,160    AT&T Corp./Liberty Media Group - Class A* ........        53,404

Cable Television - 0.8%
         916    Comcast Corp. - Special Class A* .................        39,216

Chemicals - Diversified - 2.9%
       1,515    E.I. du Pont de Nemours and Co. ..................        66,221
       4,770    Lyondell Chemical Co. ............................        77,512

                                                                         143,733

Commercial Services - Financial - 0.6%
         729    Paychex, Inc. ....................................        32,896

Computer Aided Design - 1.2%
       1,963    Cadence Design Systems, Inc.* ....................        57,889

Computers - 0.9%
       2,000    Apple Computer, Inc.* ............................        43,250

Computers - Memory Devices - 2.3%
       1,509    EMC Corp.* .......................................       114,669

Cosmetics and Toiletries - 0.8%
         600    Procter & Gamble Co. .............................        43,104

Data Processing and Management - 2.1%
       1,747    Automatic Data Processing, Inc. ..................       104,575

Diversified Financial Services - 5.6%
       4,976    Citigroup, Inc. ..................................       278,507

Diversified Operations - 6.7%
       4,639    General Electric Co. .............................  $    213,394
         205    Honeywell International, Inc. ....................         9,686
         790    Minnesota Mining and Manufacturing Co. ...........        87,414
         480    Textron, Inc. ....................................        24,480

                                                                         334,974

Electric - Generation - 1.1%
       1,015    AES Corp.* .......................................        58,494

Electric - Integrated - 0.1%
         335    Montana Power Co. ................................         7,450

Electronic Components - Semiconductors - 3.6%
       3,110    Advanced Micro Devices, Inc.* ....................        76,506
       2,343    Texas Instruments, Inc. ..........................       102,623

                                                                         179,129

Engines - Internal Combustion - 2.5%
       3,314    Cummins Engine Co., Inc. .........................       124,341

Finance - Credit Card - 0.1%
         105    American Express Co. .............................         4,946

Food - Retail - 1.0%
         945    Safeway, Inc.* ...................................        47,883

Insurance Brokers - 2.6%
       1,210    Marsh & McLennan Companies, Inc. .................       130,862

Internet Brokers - 0.3%
         531    Charles Schwab Corp. .............................        14,024

Life and Health Insurance - 1.0%
         655    American General Corp. ...........................        49,846

Medical - Drugs - 4.3%
       1,745    Bristol-Myers Squibb Co. .........................       107,998
         495    Eli Lilly and Co. ................................        39,006
       1,196    Pharmacia Corp. ..................................        67,000

                                                                         214,004

Medical - Hospitals - 0.9%
       1,005    Tenet Healthcare Corp.* ..........................        43,838

Medical Instruments - 3.3%
       2,985    Boston Scientific Corp.* .........................        50,029
       1,305    Guidant Corp.* ...................................        64,598
         985    Medtronic, Inc. ..................................        53,190

                                                                         167,817

See Notes to Schedules of Investments.

18  Janus Adviser Series / January 31, 2001

                                              Janus | Adviser Equity Income Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Money Center Banks - 1.3%
       1,195    Bank of New York Company, Inc. ...................  $     65,402

Motorcycle and Motor Scooter Manufacturing - 1.1%
       1,185    Harley-Davidson, Inc. ............................        53,787

Multi-Line Insurance - 2.1%
       1,093    American International Group, Inc. ...............        92,927
         295    PartnerRe, Ltd. ..................................        14,467

                                                                         107,394

Multimedia - 0.8%
         770    Viacom, Inc. - Class B* ..........................        42,504

Networking Products - 1.0%
       1,342    Cisco Systems, Inc.* .............................        50,241

Oil Companies - Exploration and Production - 3.2%
       3,775    Burlington Resources, Inc. .......................       159,683

Oil Companies - Integrated - 1.3%
         760    Exxon Mobil Corp. ................................        63,954

Petrochemicals - 0.9%
       1,010    Praxair, Inc. ....................................        44,773

Pipelines - 5.0%
       2,066    El Paso Energy Corp. .............................       129,951
       1,510    Enron Corp. ......................................       120,800

                                                                         250,751

Printers and Related Products - 0.9%
         765    Lexmark International Group, Inc. - Class A* .....        43,988

Property and Casualty Insurance - 0.6%
         340    Progressive Corp. ................................        31,943

Radio - 1.1%
       1,780    Infinity Broadcasting Corp. - Class A* ...........        58,295

Retail - Discount - 2.5%
       2,204    Wal-Mart Stores, Inc. ............................       125,187

Retail - Jewelry - 1.0%
       1,275    Tiffany & Co. ....................................        47,787

Retail - Restaurants - 0.2%
         400    McDonald's Corp. .................................        11,740

Semiconductor Components/Integrated Circuits - 2.8%
       1,487    Linear Technology Corp. ..........................        93,123
         774    Maxim Integrated Products, Inc.* .................        47,262

                                                                         140,385

Super-Regional Banks - 1.9%
       2,060    Firstar Corp. ....................................        48,616
       1,565    U.S. Bancorp .....................................        46,246

                                                                          94,862

Telecommunication Equipment - 0.5%
         156    Nokia Oyj ........................................         5,484
         562    Nokia Oyj (ADR) ..................................        19,305

                                                                          24,789

Telecommunication Equipment - Fiber Optics - 0.9%
         761    Corning, Inc. ....................................        43,156

Telephone - Integrated - 1.6%
       2,335    McLeodUSA, Inc. - Class A* .......................        43,635
         745    SBC Communications, Inc. .........................        36,021

                                                                          79,656

Television - 0.5%
         583    Univision Communications, Inc. - Class A* ........        24,853
--------------------------------------------------------------------------------
Total Common Stock (cost $4,107,661) .............................     4,257,611
--------------------------------------------------------------------------------
Corporate Bonds - 1.7%
Broadcast Services and Programming - 0.5%
$     24,000    Clear Channel Communications, Inc.
                  2.625%, convertible senior notes
                  due 4/1/03 .....................................  $     27,600
Cellular Telecommunications - 0.4%
                Nextel Communications, Inc.:
       3,000      4.75%, convertible senior notes
                  due 7/1/07 .....................................         4,928
       6,000      9.375%, senior notes, due 11/15/09 .............         5,940
       8,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .....................         9,140

                                                                          20,008

Chemicals - Diversified - 0.6%
      28,000    Lyondell Chemical Co., 9.625%
                  secured notes, due 5/1/07 ......................        28,630
Internet Brokers - 0.2%
      15,000    E*Trade Group, Inc., 6.00%
                  convertible notes, due 2/1/07 ..................        12,281
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $87,057) .............................        88,519
--------------------------------------------------------------------------------
Preferred Stock - 4.2%
Automotive - Cars and Light Trucks - 0.8%
          13    Porsche A.G ......................................        41,405

Electric - Integrated - 2.3%
       1,403    Reliant Energy, Inc., convertible, 2.00%
                  (Time Warner, Inc.) ............................       114,345

Publishing - Newspapers - 0.9%
         394    Tribune Co., convertible, 2.00% ..................        46,736

Telecommunication Services - 0.2%
         145    Cox Communications, Inc.
                  convertible, 7.00% .............................         8,958
--------------------------------------------------------------------------------
Total Preferred Stock (cost $196,568) ............................       211,444
--------------------------------------------------------------------------------
Other Securities - 0.4%
Electric - Integrated - 0.4%
         299    Alliant Energy Resources, Inc., 7.25%
                  senior subordinated exchangeable
                  step-down notes, PAY PHONES
                  due 2/15/30 (McLeodUSA, Inc.)
                  (cost $20,225)+,(DELTA) ........................        19,173
--------------------------------------------------------------------------------
Repurchase Agreement - 8.0%
$    400,000    ABN AMRO Securities, Inc., 5.73%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $400,064
                  collateralized by $400,006 in U.S.
                  Government Agencies, 0%-5.125%
                  2/15/02-2/13/04; with a value of
                  $408,006 (cost $400,000) .......................       400,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,811,511) - 99.2% ................     4,976,747
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8% ....        38,927
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $  5,015,674
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             0.3%            $     14,467
Finland                                             0.5%                  24,788
Germany                                             2.9%                 145,101
United States++                                    96.3%               4,792,391
--------------------------------------------------------------------------------
Total                                             100.0%            $  4,976,747

++Includes Short-Term Securities (88.3% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  19

Janus | Adviser Growth and Income Fund

[PHOTO]

David Corkins
portfolio manager

For the six months ended January 31, 2001, Janus Adviser Growth and Income Fund returned a loss of 8.39%, trailing its benchmark, the S&P 500 Index, which returned a loss of 3.98%.(1)

While my goal remains to outperform the S&P 500 over three- to five-year spans, I share your disappointment with anything that falls short of that goal in the intermediate term. As a whole, the market experienced incredible volatility during the period, with large swings from week to week. Signs of slower economic growth appeared during the fall and accelerated during December. In response, the Federal Reserve cut interest rates not once, but twice in January. When we first sensed a slowdown was coming, we prepared by increasing the Fund's fixed-income exposure with some short-term Treasuries and higher-grade corporate issues.

Despite our relative underperformance, a number of our holdings still managed to turn in positive results, including Citigroup, the largest financial institution in the U.S. Although it already operates in 57 countries around the world, we remain excited about Citigroup's vast global growth opportunities as it seeks to expand it geographic reach through continued acquisitions. With $20 billion in excess capital and a large amount of annual free cash flow, Citigroup successfully weathered market volatility and remains focused on increasing its returns on capital.

The Fund was also rewarded by the returns posted by its holdings in Burlington Resources, El Paso Energy Corp. and Enron Corp. As power generators build new capacity to meet the growing worldwide demand for electricity, they're increasingly turning to natural gas instead of coal or nuclear power. Burlington Resources and El Paso Energy Corp., which were recently purchased by El Paso Electric, are well-run natural gas exploration and production companies that are profiting from the recent developments, in addition to a winter-driven spike in prices. Meanwhile, Enron, North America's largest buyer and seller of natural gas, is benefiting from increased transaction levels in the sector.

DuPont is a company we believe presents a special opportunity, although its performance for the period was negative. The chemical manufacturer has broadly diversified over the years. However, growth by acquisition has proved challenging, so it began paring down its holdings by spinning off Conoco in late 1998. DuPont looks ready to similarly jettison its pharmaceutical holdings, which will allow it to further focus on its core business units.

We also see value in Verizon Communications, which runs the nation's largest wireless business and is active in the digital subscriber line (DSL) arena, where marginal competitors are falling off. We were further encouraged when, in late November, the company raised its earnings expectations for the next two years.

On the down side, our media holdings such as Liberty Media Group and AOL Time Warner suffered as a result of lowered advertising revenue expectations - minimal price increases are the anticipated norm in the near-term. Liberty Media, an AT&T tracking stock, has suffered because it invests in telecommunications and media, two slumping sectors. Nonetheless, we believe the stock is very inexpensive at current levels. The largest holding in Liberty Media's basket is AOL Time Warner, which we also hold. In light of the overlap, we reduced our stake in the multimedia giant, although we're still excited about the long-term potential in the AOL Time Warner merger.

As for 2001, the U.S. economy is clearly slowing, creating a tough environment for a number of industries. And while it's not clear what, if any, additional steps the Federal Reserve will take to stimulate the economy, we will diligently watch the central bank's actions for any impact they may have on the economy.

Regardless of the depth or duration of a slowdown, there will always be companies that outperform their competitors, although it's a tougher path to success. A volatile market can provide solid buying opportunities for investors who know where the undervalued companies lurk. Through the latter stages of 2000, we increased the Fund's cash holdings in an effort to better capitalize on those situations as we uncover them.

Thank you for your investment in Janus Adviser Growth and Income Fund.

Portfolio Asset Mix (% of Assets)                               January 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   71.9%
Top Ten Equities                                                           24.1%
Number of Stocks                                                              80
Fixed-Income Securities                                                     9.9%
Cash and Cash Equivalents                                                  18.2%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

20  Janus Adviser Series / January 31, 2001

Average Annual Total Return(1)
For the Periods Ended January 31, 2001 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (10.89)%
  From Inception Date of Predecessor Fund 5/1/98                          23.73%
--------------------------------------------------------------------------------

S&P 500 Index
  1 Year                                                                 (0.90)%
  From Inception Date of Predecessor Fund 5/1/98                           9.17%
--------------------------------------------------------------------------------

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 69.5%
Aerospace and Defense - 0.5%
       2,000    Boeing Co. .......................................  $    117,000

Audio and Video Products - 0.9%
       2,100    Sony Corp. .......................................       152,599
         684    Sony Corp. (ADR) .................................        50,308

                                                                         202,907

Automotive - Cars and Light Trucks - 0.4%
       3,072    BMW A.G ..........................................       107,985

Brewery - 1.2%
       6,342    Anheuser-Busch Companies, Inc. ...................       274,989

Broadcast Services and Programming - 2.3%
      32,107    AT&T Corp./Liberty Media Group - Class A* ........       542,608

Cable Television - 2.4%
      13,032    Comcast Corp. - Special Class A* .................       557,933

Casino Hotels - 0.6%
      13,500    Park Place Entertainment Corp.* ..................       151,875

Cellular Telecommunications - 1.2%
       1,254    Crown Castle International Corp.* ................        35,034
       3,931    Nextel Communications, Inc. - Class A* ...........       134,882
       3,705    Sprint Corp./PCS Group* ..........................       113,003

                                                                         282,919

Chemicals - Diversified - 1.2%
       6,522    E.I. du Pont de Nemours and Co. ..................       285,077

Commercial Services - Financial - 0.8%
       4,173    Paychex, Inc. ....................................       188,307

Computer Services - 0.1%
       2,035    Ceridian Corp. ...................................  $     37,566

Computers - 0.7%
       2,035    Apple Computer, Inc.* ............................        44,007
       3,821    Sun Microsystems, Inc.* ..........................       116,779

                                                                         160,786

Computers - Memory Devices - 2.9%
       8,347    EMC Corp.* .......................................       634,289
         578    VERITAS Software Corp.* ..........................        54,838

                                                                         689,127

Cosmetics and Toiletries - 1.4%
       3,990    Gillette Co. .....................................       126,164
       2,715    Procter & Gamble Co. .............................       195,046

                                                                         321,210

Cruise Lines - 0.6%
       5,278    Royal Caribbean Cruises, Ltd. ....................       138,178

Diversified Financial Services - 3.6%
      15,265    Citigroup, Inc. ..................................       854,382

Diversified Operations - 4.0%
          55    Berkshire Hathaway, Inc. - Class B* ..............       123,750
      10,707    General Electric Co. .............................       492,522
       4,030    Honeywell International, Inc. ....................       190,418
         500    Minnesota Mining and Manufacturing Co. ...........        55,325
       1,630    Textron, Inc. ....................................        83,130

                                                                         945,145

E-Commerce/Services - 0.1%
         525    TMP Worldwide, Inc.* .............................        33,042

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  21

Janus | Adviser Growth and Income Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electric - Integrated - 0.3%
       1,660    Duke Energy Corp. ................................  $     60,706

Electronic Components - Semiconductors - 2.9%
       7,175    Advanced Micro Devices, Inc.* ....................       176,505
       3,606    Intel Corp. ......................................       133,422
       8,479    Texas Instruments, Inc. ..........................       371,380

                                                                         681,307
Entertainment Software - 0.4%
       2,105    Electronic Arts, Inc.* ...........................        96,435

Finance - Consumer Loans - 1.3%
       5,155    Household International, Inc. ....................       296,309

Finance - Credit Card - 0%
           4    American Express Co. .............................           188

Insurance Brokers - 1.2%
       2,521    Marsh & McLennan Companies, Inc. .................       272,646

Internet Applications Software - 0.2%
       2,280    Liberate Technologies, Inc.* .....................        39,472

Internet Brokers - 0.9%
       7,624    Charles Schwab Corp. .............................       201,350

Internet Security - 0.8%
       2,581    VeriSign, Inc.* ..................................       189,704

Life and Health Insurance - 2.3%
       4,605    American General Corp. ...........................       350,441
       5,266    John Hancock Financial Services, Inc.* ...........       183,520

                                                                         533,961

Medical - Drugs - 4.2%
       2,283    Allergan, Inc. ...................................       186,635
       6,395    Bristol-Myers Squibb Co. .........................       395,787
       1,860    Eli Lilly and Co. ................................       146,568
       5,770    Pfizer, Inc. .....................................       260,516

                                                                         989,506

Medical Instruments - 1.0%
       1,110    Guidant Corp.* ...................................        54,945
       3,346    Medtronic, Inc. ..................................       180,684

                                                                         235,629

Money Center Banks - 0.7%
         260    Bank of America Corp. ............................        13,993
       2,665    J.P. Morgan Chase & Co. ..........................       146,548

                                                                         160,541

Motorcycle and Motor Scooter Manufacturing - 0.4%
       2,287    Harley-Davidson, Inc. ............................       103,807

Multi-Line Insurance - 1.4%
       3,971    American International Group, Inc. ...............       337,614

Multimedia - 3.6%
      12,898    AOL Time Warner, Inc.* ...........................       677,919
       3,163    Viacom, Inc. - Class B* ..........................       174,598

                                                                         852,517

Networking Products - 1.5%
       9,401    Cisco Systems, Inc.* .............................       351,950

Oil Companies - Exploration and Production - 1.2%
       6,750    Burlington Resources, Inc. .......................       285,525

Oil Companies - Integrated - 2.2%
       2,105    Conoco, Inc. - Class A ...........................        57,993
       5,360    Exxon Mobil Corp. ................................       451,044

                                                                         509,037

Pipelines - 3.5%
       3,106    El Paso Energy Corp. .............................  $    195,367
       7,232    Enron Corp. ......................................       578,560
       1,179    Kinder Morgan, Inc. ..............................        64,079

                                                                         838,006

Printing - Commercial - 0.5%
       3,419    Valassis Communications, Inc.* ...................       115,049

Radio - 0.8%
       5,951    Infinity Broadcasting Corp. - Class A* ...........       194,895

Retail - Apparel and Shoe - 0.6%
       4,205    Gap, Inc. ........................................       137,083

Retail - Building Products - 0.7%
       3,361    Home Depot, Inc. .................................       162,000

Semiconductor Components/Integrated Circuits - 1.5%
       5,841    Maxim Integrated Products, Inc.* .................       356,666

Super-Regional Banks - 1.0%
       7,575    U.S. Bancorp .....................................       223,841

Telecommunication Equipment - 2.5%
      14,125    Nokia Oyj (ADR) ..................................       485,194
       9,234    Telefonaktiebolaget L.M. Ericsson A.B. (ADR) .....       109,654

                                                                         594,848

Telecommunication Equipment - Fiber Optics - 1.0%
       4,209    Corning, Inc. ....................................       238,692

Telecommunication Services - 0.9%
       4,489    Cox Communications, Inc. - Class A* ..............       208,559

Telephone - Integrated - 4.5%
      19,754    McLeodUSA, Inc. - Class A* .......................       369,153
       4,850    SBC Communications, Inc. .........................       234,497
      11,815    Telefonica S.A.* .................................       226,004
       1,120    Telefonos de Mexico S.A. (ADR) ...................        60,782
       3,035    Verizon Communications, Inc. .....................       166,773

                                                                       1,057,209

Toys - 0.5%
       7,955    Mattel, Inc. .....................................       118,211

Web Hosting/Design - 0.1%
         644    Macromedia, Inc.* ................................        21,091
--------------------------------------------------------------------------------
Total Common Stock (cost $15,831,229) ............................    16,355,390
--------------------------------------------------------------------------------
Corporate Bonds - 6.4%
Automotive - Cars and Light Trucks - 0.2%
$     40,000    DaimlerChrysler N.A. Holdings Corp., 6.67%
                  company guaranteed notes, due 2/15/02 ..........        40,500

Cable Television - 0.1%
      22,000    Telewest Communications PLC, 9.875%
                  senior notes, due 2/1/10 .......................        21,175

Cellular Telecommunications - 0.1%
      11,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .....................        12,568

Computers - 0.1%
      22,000    Sun Microsystems, Inc., 7.50%
                  senior notes, due 8/15/06 ......................        22,962

Diversified Financial Services - 1.8%
                General Electric Capital Corp.:
     125,000      7.00%, notes, due 3/1/021 ......................        27,500
      47,000      6.52%, notes, due 10/8/02 ......................        47,881
      70,000      7.00%, notes, due 2/3/03 .......................        72,187
      90,000      6.75%, notes, due 9/11/03 ......................        92,700
      72,000      6.81%, notes, due 11/3/03 ......................        74,340

                                                                         414,608

See Notes to Schedules of Investments.

22  Janus Adviser Series / January 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Enterprise Software/Services - 0.7%
$     81,000    BEA Systems, Inc., 4.00%
                  convertible subordinated notes
                  due 12/15/06+ ..................................  $    167,670

Finance - Auto Loans - 0.2%
      50,000    Ford Motor Credit Co., 6.55%
                  notes, due 9/10/02 .............................        50,563

Finance - Investment Bankers/Brokers - 0.4%
                Merrill Lynch & Company, Inc.:
      65,000      6.80%, notes, due 11/3/03 ......................        66,869
      25,000      6.15%, notes, due 1/26/06 ......................        25,000

                                                                          91,869

Food - Retail - 0.1%
      25,000    Safeway, Inc., 7.00%
                  notes, due 9/15/02 .............................        25,469

Oil Companies - Exploration and Production - 0.1%
      40,000    Devon Energy Corp., zero coupon
                  convertible debenture, due 6/27/20 .............        18,950

Retail - Discount - 0.6%
     135,000    Wal-Mart Stores, Inc., 6.875%
                  notes, due 8/1/02 ..............................       138,038

Super-Regional Banks - 0.2%
      57,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ................        58,496

Telecommunication Equipment - Fiber Optics - 0.3%
      85,000    Corning, Inc., zero coupon
                  convertible debenture, due 11/8/15 .............        64,281

Telecommunication Services - 0.4%
       2,000    Allegiance Telecom, Inc., 12.875%
                  senior notes, due 5/15/08 ......................         2,120
                NTL, Inc.:
      27,000      7.00%, convertible subordinated notes
                  due 12/15/08 ...................................        30,611
     103,000      5.75%, convertible subordinated notes
                  due 12/15/09+ ..................................        66,564

                                                                          99,295

Telephone - Integrated - 0.2%
      30,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 ............................        31,988
      20,000    Qwest Capital Funding, Inc., 7.75%
                  notes, due 8/15/06+ ............................        21,150

                                                                          53,138

Toys - 0.2%
                Mattel, Inc.:
      30,000      6.00%, notes, due 7/15/03 ......................        28,575
      30,000      6.125%, notes, due 7/15/05 .....................        26,775

                                                                          55,350

Web Hosting/Design - 0%
       3,000    Exodus Communications, Inc., 11.25%
                  senior notes, due 7/1/08 .......................         2,917

Wireless Equipment - 0.7%
     158,000    American Tower Corp., 5.00%
                  convertible notes, due 2/15/10+ ................       152,470
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,403,359) ..........................     1,490,319
--------------------------------------------------------------------------------
Preferred Stock - 2.4%
Automotive - Cars and Light Trucks - 0.6%
          44    Porsche A.G ......................................  $    140,140

Cable Television - 0.2%
         798    Comcast Corp., convertible, 2.00%
                  (Sprint Corp./PCS Group) .......................        49,261

Electric - Integrated - 1.6%
       4,633    Reliant Energy, Inc., convertible, 2.00%
                  (Time Warner, Inc.) ............................       377,589
--------------------------------------------------------------------------------
Total Preferred Stock (cost $553,255) ............................       566,990
--------------------------------------------------------------------------------
U.S. Government Obligations - 3.5%
                U.S. Treasury Notes:
$    465,000      6.125%, due 8/31/02 ............................       474,876
     345,000      5.25%, due 8/15/03 .............................       349,054
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $807,908) ................       823,930
--------------------------------------------------------------------------------
Repurchase Agreement - 18.3%
   4,300,000    ABN AMRO Securities, Inc., 5.73%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $4,300,684
                  collateralized by $4,300,065 in U.S.
                  Government Agencies, 0%-5.125%
                  2/15/02-2/13/04; with a value of
                  $4,386,066 (cost $4,300,000) ...................     4,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $22,895,751) - 100.1% ..............    23,536,629
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%) ..      (13,197)
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $ 23,523,432
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Finland                                             2.5%            $    485,194
Germany                                             1.3%                 248,125
Japan                                               1.1%                 202,907
Mexico                                              0.3%                  60,782
Spain                                               1.2%                 226,004
Sweden                                              0.6%                 109,654
United Kingdom                                      0.1%                  21,175
United States++                                    92.9%              22,182,788
--------------------------------------------------------------------------------
Total                                             100.0%            $ 23,536,629

++Includes Short-Term Securities (76.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  23

Janus | Adviser Strategic Value Fund

[PHOTO]

David Decker
portfolio manager

For the six months ended January 31, 2001, Janus Adviser Strategic Value Fund returned 2.70%. This compares with a 3.98% decline posted by the Fund's benchmark, the S&P 500 Index.(1)

During the period, we saw dramatic volatility in the equity markets, fueled by a strong negative bias. While the Federal Reserve completed an 18-month rate-hike campaign with a half-point hike in May, concerns over further moves lingered for months. As investors gained confidence that the Fed was finished raising rates, energy prices surged, contributing to a slowing economic environment. By the end of the year, companies were warning about sluggish growth prospects, economic discussions focused on the potential for a recession and the equity markets were down. Hoping to avoid a recession, the Fed cut interest rates on two separate occasions in January, providing somewhat of a boost to stocks. Nonetheless, most major indices ended the period in negative territory.

In this challenging environment, we still found some bright spots. For example, the Fund profited from the run-up in natural gas prices with our position in Coastal Corp., a well-managed natural gas exploration and production company. Its pending acquisition by El Paso Energy helped sustain its share price all year, although the combined entity offers plenty of promise as well.

Signs of a slowing economy also lifted Bally Total Fitness, the health club operator. Although Bally's has been misunderstood for years, people started to discover last year that it was a company that could hold its ground during an economic slowdown. It's a solid business with sound accounting, which some had questioned in the past, and its intrinsic value grew appreciably over the past two years as the company executed its business plan flawlessly. We're also impressed with management's plan for building revenues through a revamped subscription model.

Although the Fund outpaced its benchmark, there were a number of missteps. Our forays into technology companies such as Apple Computer, Advanced Micro Devices
(AMD) and Winstar Communications hurt returns when the sector tumbled through much of the second half of the year. We still believe in these holdings' intrinsic value, but sometimes our patience is tested as we wait for the market to recognize their true worth.

We purchased computer maker Apple in anticipation of strong returns for its new G4 Cube product. However, lackluster sales led to earnings shortfalls and the company further suffered when the entire personal computer (PC) industry scaled back sales expectations. I take full responsibility for failing to identify when the company was priced for perfection, and the risk heavily outweighed the potential reward.

The PC market downturn also affected semiconductor makers, including AMD. A scrappy No. 2 to industry giant Intel, AMD has built an efficient business with high-quality products across the semiconductor spectrum. We consequently maintained our position in the company.

As we seek out undervalued companies with appealing risk/reward relationships, situations occasionally arise that require long-term vision. Such is the case with Winstar, a broadband services company that performed poorly but still excites us. Mired in a slump along with the rest of the telecommunications sector due to market worries over dwindling capital financing, Winstar stands out as a well-funded entity with a viable business plan. Plus, lower interest rates will help the company handle its debt as it builds out its network to the point where the market can fairly value the business operations.

Frankly, I think 2001 will be tough for the markets. I don't think there's any question the economy is slowing, although it might be a little premature to predict a recession. In the short term, less economically sensitive stocks will likely do well, and many analysts may tout a new focus on "value" stocks, having watched "growth" issues plummet in 2000.

Regardless of the market trends, our focus remains on finding companies with low price to intrinsic value ratios and attractive risk/reward conditions. We probe for companies with very little downside in every industry, although this year has taught us that those opportunities are harder to find in technology. Ultimately, by measuring companies based on their inherent values, we hope to consistently offer a fund that offers a steady course in any type of market.

Thank you for your  interest and  investment in Janus  Adviser  Strategic  Value
Fund.

Portfolio Asset Mix (% of Assets)                               January 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   95.5%
  Foreign                                                                  11.6%
Top 10 Equities (% of Assets)                                              36.6%
Number of Stocks                                                              61
Cash and Cash Equivalents                                                   4.5%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

24  Janus Adviser Series / January 31, 2001

Cumulative Total Return(1)
For the Period Ended January 31, 2001 (unaudited)
--------------------------------------------------------------------------------
  From Inception Date 7/31/00                                              2.70%
--------------------------------------------------------------------------------

S&P 500 Index
  From Inception Date 7/31/00                                            (3.98)%
--------------------------------------------------------------------------------

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Concentration may lead to greater price volatility.

A fund's performance for very short time periods may not be indicative of future performance.

This Fund buys stock in overlooked or under appreciated companies of any size, in any sector. Overlooked and under appreciated stocks present special risks.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 92.9%
Aerospace and Defense - 0.2%
         210    Boeing Co. .......................................  $     12,285

Automotive - Cars and Light Trucks - 1.8%
       3,345    Ford Motor Co. ...................................        94,295

Automotive - Truck Parts and Equipment - 5.7%
       7,505    Delphi Automotive Systems Corp. ..................       110,774
       3,395    Lear Corp.* ......................................        98,761
       1,505    TRW, Inc. ........................................        54,722
       2,415    Visteon Corp. ....................................        34,172

                                                                         298,429

Broadcast Services and Programming - 0.2%
         510    AT&T Corp./Liberty Media Group - Class A* ........         8,619

Building Products - Cement and Aggregate - 1.7%
       4,115    Cemex S.A. (ADR) .................................        87,896

Cable Television - 1.7%
       2,135    Comcast Corp. - Special Class A* .................        91,405

Casino Hotels - 2.4%
       7,600    Park Place Entertainment Corp.* ..................        85,500
       3,070    Station Casinos, Inc.* ...........................        39,542

                                                                         125,042

Chemicals - Diversified - 3.7%
       1,890    E.I. du Pont de Nemours and Co. ..................        82,612
       5,920    Lyondell Chemical Co. ............................        96,200
       1,360    Solutia, Inc. ....................................        17,082

                                                                         195,894

Chemicals - Specialty - 1.0%
       1,700    Cytec Industries, Inc.* ..........................  $     54,111

Commercial Services - 0.8%
       1,190    Iron Mountain, Inc.* .............................        44,268

Commercial Services - Financial - 0.6%
         392    Dun & Bradstreet Corp.* ..........................         9,839
         785    Moody's Corp. ....................................        21,980

                                                                          31,819

Computer Aided Design - 2.7%
       4,820    Cadence Design Systems, Inc.* ....................       142,142

Computer Services - 2.9%
       4,970    Ceridian Corp.* ..................................        91,746
       3,430    Unisys Corp.* ....................................        58,824

                                                                         150,570
Computers - 0.9%
       2,135    Apple Computer, Inc.* ............................        46,169

Containers - Paper and Plastic - 1.3%
       5,005    Packaging Corp. of America* ......................        70,570

Cosmetics and Toiletries - 0.3%
         535    Gillette Co. .....................................        16,917

Diversified Operations - 11.2%
       1,940    Danaher Corp. ....................................       125,091
       1,600    Minnesota Mining and Manufacturing Co. ...........       177,040
       4,615    Tyco International, Ltd. .........................       284,284

                                                                         586,415

Electric - Integrated - 1.3%
       3,080    Montana Power Co. ................................        68,499

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  25

Janus | Adviser Strategic Value Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - Semiconductors - 3.8%
       8,140    Advanced Micro Devices, Inc.* ....................  $    200,244

Finance - Consumer Loans - 0%
          35    Household International, Inc. ....................         2,012

Finance - Credit Card - 1.7%
       1,850    American Express Co. .............................        87,135

Finance - Investment Bankers/Brokers - 2.6%
       1,860    Merrill Lynch & Company, Inc. ....................       134,850

Machinery - Construction and Mining - 1.2%
       3,420    Terex Corp.* .....................................        62,039

Medical - Outpatient and Home Medical Care - 0.7%
       1,330    Apria Healthcare Group, Inc.* ....................        35,843

Medical Products - 1.1%
       1,670    Becton, Dickinson and Co. ........................        57,415

Metal - Aluminum - 2.3%
       3,345    Alcoa, Inc. ......................................       122,895

Money Center Banks - 2.6%
       1,795    Bank of New York Company, Inc. ...................        98,240
         680    Citigroup, Inc. ..................................        38,060

                                                                         136,300

Networking Products - 1.8%
       8,915    3Com Corp.* ......................................        95,836

Oil Companies - Exploration and Production - 2.3%
         980    Anadarko Petroleum Corp. .........................        55,762
       1,485    Burlington Resources, Inc. .......................        62,815

                                                                         118,577

Oil Field Machinery and Equipment - 0.5%
         540    Weatherford International, Inc.* .................        26,395

Oil Refining and Marketing - 2.5%
       9,900    SK Corp. .........................................       128,377

Petrochemicals - 1.1%
       3,200    Reliance Industries, Ltd.+ .......................        55,520

Pipelines - 11.0%
       5,922    El Paso Energy Corp. .............................       372,494
       1,310    Enron Corp. ......................................       104,800
       1,840    Kinder Morgan, Inc. ..............................       100,004

                                                                         577,298

Printing - Commercial - 1.7%
       2,645    Valassis Communications, Inc.* ...................        89,004

Publishing - Newspapers - 1.8%
       2,120    New York Times Co. - Class A .....................        92,411

Recreational Centers - 0.5%
         840    Bally Total Fitness Holding Corp.* ...............        25,284

Retail - Apparel and Shoe - 1.6%
       2,525    Gap, Inc. ........................................        82,315

Retail - Discount - 1.4%
       3,785    Ames Department Stores, Inc.* ....................        21,291
       1,665    TJX Companies, Inc. ..............................        51,615

                                                                          72,906

Retail - Office Supplies - 2.0%
       6,310    Staples, Inc.* ...................................       104,509

Retail - Toy Store - 0.2%
         475    Toys "R" Us, Inc.* ...............................        12,540

Telephone - Integrated - 5.8%
         820    McLeodUSA, Inc. - Class A* .......................  $     15,324
       4,575    SBC Communications, Inc. .........................       221,201
         980    Telefonos de Mexico S.A. (ADR) ...................        53,185
         763    Winstar Communications, Inc. .....................        14,259

                                                                         303,969

Toys - 2.3%
       8,215    Mattel, Inc. .....................................       122,075
--------------------------------------------------------------------------------
Total Common Stock (cost $4,563,424) .............................     4,871,094
--------------------------------------------------------------------------------
Preferred Stock - 2.6%
Telephone - Integrated - 2.6%
         215    Winstar Communications, Inc. - Series F
                  convertible, 7.25% (cost $149,184) .............       134,644
--------------------------------------------------------------------------------
Repurchase Agreement - 1.9%
$    100,000    ABN AMRO Securities, Inc., 5.73%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $100,016
                  collateralized by $100,002 in U.S.
                  Government Agencies, 0%-5.125%
                  2/15/02-2/13/04; with a value of
                  $102,002 (cost $100,000) .......................       100,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,812,608) - 97.4% ................     5,105,738
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.6% ....       138,860
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $  5,244,598
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             5.5%            $    284,284
India                                               1.1%                  55,520
Mexico                                              2.8%                 141,081
South Korea                                         2.5%                 128,377
United States++                                    88.1%               4,496,476
--------------------------------------------------------------------------------
Total                                             100.0%            $  5,105,738

++Includes Short-Term Securities (86.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

26  Janus Adviser Series / January 31, 2001

                                              Janus | Adviser International Fund

[PHOTO]

Helen Young Hayes
portfolio manager

[PHOTO]

Brent Lynn
portfolio manager

For the six months ended January 31, 2001, Janus Adviser International Fund returned a loss of 10.71% versus a loss of 6.59% posted by its benchmark, the Morgan Stanley Capital International EAFE Index.(1)

Clearly, it was a difficult period for international markets as interest rate uncertainty, rising energy costs, currency troubles and fears of a slowdown in corporate earnings combined to create an extremely volatile environment for stocks. Fast-growing companies bore the brunt of the sell-off, sending the tech-heavy Nasdaq Composite Index down more than 26% during the period. This mood was echoed in Europe and Japan, where economic growth is also thought to be weakening, and both European markets and emerging markets finished the period lower. Although many of the fast-growing sectors in which we participate were among those hit hardest by the increase in volatility, a number of our companies were able to navigate the difficult environment to post gains.

Some of the market's more speculative and overpriced companies in technology and telecommunications fell substantially during the period as investors revisited their assumptions concerning the durability of their business models. While a number of firms with outstanding growth prospects and intact business models still remain under pressure, some profitable companies with defensible franchises and strong, improving fundamentals have emerged even stronger. Internet security firm Check Point Software Technologies is one of those companies. Check Point's best-of-breed Web security products have received an increasing amount of attention as a result of several well-publicized Internet security breeches that served to heighten the need for network security software. In turn, the company posted strong results.

During the period, we continued to focus on companies we believe will perform even if the general cooling of the worldwide economy persists well into the year. One example is Schneider Electric of France, which held its ground despite market volatility. Schnieder supplies industrial control machinery to large manufacturers and food processors, as well as equipment for the generation and transport of electric power. While the company's financial profile may be somewhat more prone to cyclical variations than other holdings in the Fund, we believe its high-quality franchise and outstanding management team make Schneider an excellent way to participate in the growth now occurring in several of its key markets.

An area of disappointment for the Fund was wireless. Although these companies gained substantially during the first few months of the period, the auction of licenses to operate next-generation wireless networks in Europe late last spring marked a turning point for cellular operators. Vodafone Group, together with other service providers in the Fund, declined as the high prices paid for wireless spectrum gave rise to concerns that mobile operators in Europe and elsewhere will have trouble recouping the cost of their investment. Japan's NTT DoCoMo also traded lower, hurt by concerns of a slowdown in worldwide cellular subscribers. We still view the company as a pioneer in the so-called third-generation (3-G) infrastructure technology that is rapidly emerging as the global standard for wireless and wireless data communications. Furthermore, we believe DoCoMo's recent acquisition of a sizeable stake in U.S.-based AT&T Wireless will fill a gap in the company's international strategy.

Another disappointment was Korean electronics giant Samsung. This dominant provider of computer-related components fell on concerns that demand for personal computers had slowed sharply. A series of earnings disappointments in November and December from PC stalwarts including Hewlett-Packard, Gateway and even the once-venerable Microsoft reinforced the point, and investors responded by bidding companies like Samsung lower.

In closing, we endured a number of significant setbacks during the period and are obviously disappointed with our performance. However, the steep declines registered by a number of high-quality companies in recent months have left many stocks - both in technology and elsewhere - trading at much more attractive valuations, and we are therefore cautiously optimistic about the coming year.

Going forward, we remain steadfast in our belief that the best way to navigate even the most uncertain environment is through the same detailed, hands-on research that has allowed us to post consistently strong long-term results.

Thank you for your  confidence  and  investment in Janus  Adviser  International
Fund.

Portfolio Asset Mix (% of Assets)                               January 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   88.3%
  Foreign                                                                  85.3%
Top 10 Equities                                                            32.7%
Number of Stocks                                                             103
Cash and Cash Equivalents                                                  11.7%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                     Janus Adviser Series / January 31, 2001  27

Average Annual Total Return(1)
For the Periods Ended January 31, 2001 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                 (9.80)%
  5 Year                                                                  23.19%
  From Inception Date of Predecessor Fund 5/2/94                          20.26%
--------------------------------------------------------------------------------

Morgan Stanley Capital International EAFE Index
  1 Year                                                                 (8.31)%
  5 Year                                                                   7.05%
  From Inception Date of Predecessor Fund 5/2/94                           6.90%
--------------------------------------------------------------------------------

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. EAFE stands for Europe, Australasia and the Far East. Neither the U.S. market nor the emerging markets of Latin America and Eastern Europe are represented in EAFE.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 87.1%
Advertising Sales - 0.3%
      75,526    Havas Advertising S.A.** .........................  $  1,116,012

Advertising Services - 0.7%
     194,633    WPP Group PLC** ..................................     2,508,218

Aerospace and Defense - 0.4%
      34,292    Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) .........................     1,423,461

Applications Software - 0.1%
       1,142    Infosys Technologies, Ltd. .......................       167,051
      24,115    Sage Group PLC** .................................       134,155

                                                                         301,206

Audio and Video Products - 2.2%
     107,500    Sony Corp.** .....................................     7,811,623

Automotive - Cars and Light Trucks - 0.2%
      19,554    BMW A.G.** .......................................       687,347

Beverages - Wine and Spirits - 0.7%
      38,750    Louis Vuitton Moet Hennessy S.A.** ...............     2,533,235

Brewery - 1.6%
   1,244,000    Grupo Model S.A. de C.V. - Series C ..............     3,430,565
      74,115    Interbrew Brews Beer Co.*,**,+ ...................     2,060,752
      30,000    Kirin Brewery Company, Ltd.** ....................       289,203

                                                                       5,780,520

Broadcast Services and Programming - 2.6%
     167,979    Grupo Televisa S.A. (GDR)* .......................     8,986,876

Building Products - Doors and Windows - 0.1%
      33,000    Nippon Sheet Glass Company, Ltd.** ...............  $    420,002

Cable Television - 0.3%
      56,975    Rogers Communications, Inc. - Class B*,** ........     1,064,340

Cellular Telecommunications - 9.7%
     686,000    China Mobile, Ltd.*,** ...........................     4,380,339
     250,352    China Mobile, Ltd. (ADR)*,** .....................     7,976,215
         818    NTT DoCoMo, Inc.** ...............................    15,757,140
      16,481    Telesp Celular Participacoes S.A. (ADR) ..........       444,163
   1,506,337    Vodafone Group PLC** .............................     5,326,203

                                                                      33,884,060

Chemicals - Specialty - 0.3%
      15,783    Syngenta A.G.*,** ................................       950,416

Computers - 1.2%
   4,514,000    Legend Holdings, Ltd.** ..........................     4,138,298

Computers - Integrated Systems - 0%
       2,118    Psion PLC** ......................................         6,901

Diversified Operations - 3.9%
     106,181    Bombardier, Inc. - Class B** .....................     1,735,341
     240,000    Citic Pacific, Ltd.** ............................       935,490
      10,809    Granada Compass PLC*,** ..........................       109,288
     174,155    Tyco International, Ltd. .........................    10,727,948

                                                                      13,508,067

Electric - Generation - 0.2%
       9,490    AES Corp.* .......................................       546,909

See Notes to Schedules of Investments.

28  Janus Adviser Series / January 31, 2001

                                              Janus | Adviser International Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - 2.3%
         166    Celestica, Inc.*,** ..............................  $     11,166
      45,550    Celestica, Inc. - New York Shares*,** ............     3,008,577
      22,100    Flextronics International, Ltd.* .................       842,562
      30,094    Koninklijke (Royal) Philips Electronics N.V.** ...     1,157,468
       3,250    Koninklijke (Royal) Philips Electronics N.V.
                  - New York Shares** ............................       124,150
      96,000    NEC Corp.** ......................................     1,960,699
       5,770    Samsung Electronics** ............................     1,009,865

                                                                       8,114,487

Electronic Components - Semiconductors - 2.5%
       9,220    PMC-Sierra, Inc. .................................       696,686
         500    Rohm Company, Ltd.** .............................        99,755
     109,096    STMicroelectronics N.V.** ........................     5,204,447
      60,371    STMicroelectronics N.V.
                  - New York Shares** ............................     2,850,719

                                                                       8,851,607

Electronic Security Devices - 0.2%
     321,324    Chubb PLC*,** ....................................       830,992

Finance - Investment Bankers/Brokers - 0%
      34,663    Scoot.com PLC*,** ................................        42,543

Food - Diversified - 0.8%
     132,578    Orkla A.S.A ......................................     2,535,016
       1,877    Unilever N.V.** ..................................       105,863

                                                                       2,640,879

Food - Retail - 1.8%
     203,853    Koninklijke Ahold N.V.** .........................     6,282,290

Human Resources - 0%
      19,188    Capita Group PLC** ...............................       137,655

Internet Security - 1.7%
      39,656    Check Point Software Technologies, Ltd.* .........     6,047,540

Investment Companies - 0.5%
     125,608    Investor A.B. - Class B ..........................     1,871,395

Machinery - Electrical - 3.1%
     155,801    Schneider Electric S.A.** ........................    10,779,325

Medical - Biomedical and Genetic - 0.9%
      70,016    Cambridge Antibody Technology
                  Group PLC*,** ..................................     3,069,013
      10,008    Oxford GlycoSciences PLC*,** .....................       194,482

                                                                       3,263,495

Medical - Drugs - 5.4%
      23,059    AstraZeneca Group PLC** ..........................     1,001,312
      28,821    Pharmacia Corp. ..................................     1,614,552
         849    Roche Holding A.G.** .............................     7,792,663
       5,590    Serono S.A. - Class B** ..........................     4,416,822
       8,000    Shionogi & Co., Ltd.** ...........................       139,657
      75,000    Takeda Chemical Industries, Ltd.** ...............     3,985,895
       2,000    Yamanouchi Pharmaceutical
                  Company, Ltd.** ................................        73,612

                                                                      19,024,513

Medical Products - 0%
         176    Synthes-Stratec, Inc.*,**,+ ......................       119,504

Metal Processors and Fabricators - 1.1%
     225,842    Assa Abloy A.B. - Class B ........................  $  3,909,745

Money Center Banks - 2.4%
     474,681    Banco Bilbao Vizcaya Argentaria S.A.** ...........     7,592,393
       5,049    UBS A.G.** .......................................       890,620

                                                                       8,483,013

Multi-Line Insurance - 4.0%
     187,848    Aegon N.V.** .....................................     6,997,871
       5,991    Axa** ............................................       823,421
      10,488    Zurich Financial Services A.G.** .................     6,028,558

                                                                      13,849,850

Multimedia - 1.1%
       2,870    Corus Entertainment, Inc. - Class B*,** ..........        82,189
     164,634    Shaw Communications, Inc. - Class B** ............     3,481,181
       1,869    Vivendi Universal S.A.** .........................       139,895

                                                                       3,703,265

Network Software - 1.1%
     485,133    Dimension Data Holdings PLC*,** ..................     3,749,702

Oil Companies - Integrated - 6.4%
     202,825    Petroleo Brasileiro S.A. (ADR)* ..................     5,735,891
     159,012    Petroleo Brasileiro S.A. (ADR)
                  - Preference Shares* ...........................     4,413,108
      84,297    Total Fina Elf** .................................    12,424,811

                                                                      22,573,810

Petrochemicals - 1.6%
     693,071    Reliance Industries, Ltd. ........................     5,738,613

Publishing - Periodicals - 1.9%
     281,022    Wolters Kluwer N.V.** ............................     6,799,798

Recycling - 1.2%
     240,437    Tomra Systems A.S.A ..............................     4,352,551

Security Services - 0.3%
      59,328    Securitas A.B. - Class B .........................     1,045,752

Semiconductor Components/Integrated Circuits - 0.3%
      41,094    Taiwan Semiconductor Manufacturing
                  Company, Ltd. (ADR)* ...........................       992,009

Soap and Cleaning Preparations - 0.7%
     179,219    Reckitt Benckiser PLC** ..........................     2,291,249

Telecommunication Equipment - 7.8%
      49,487    Alcatel S.A.** ...................................     2,933,727
       1,621    Alcatel S.A. (ADR)** .............................        94,828
       8,169    Comverse Technology, Inc.* .......................       925,650
     127,000    Datacraft Asia, Ltd.* ............................       863,600
      20,966    Himachal Futuristic Communications, Ltd. .........       535,006
     243,612    Nokia Oyj** ......................................     8,563,255
     165,662    Nokia Oyj (ADR)** ................................     5,690,490
       1,227    Nortel Networks Corp.** ..........................        47,894
       6,817    Nortel Networks Corp. - New York Shares** ........       260,614
     538,567    Telefonaktiebolaget L.M. Ericsson A.B. (ADR) .....     6,395,483
      94,408    Telefonaktiebolaget L.M. Ericsson A.B.
                  - Class B ......................................     1,139,112

                                                                      27,449,659

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  29

Janus | Adviser International Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - Fiber Optics - 2.0%
     124,911    JDS Uniphase Corp.* ..............................  $  6,846,684

Telecommunication Services - 4.1%
      59,957    Amdocs, Ltd.*,** .................................     4,695,233
     233,636    COLT Telecom Group PLC*,** .......................     6,557,637
      24,500    COLT Telecom Group PLC (ADR)*,** .................     2,690,406
      13,889    Energis PLC*,** ..................................       114,251
      13,504    SK Telecom Company, Ltd. (ADR)** .................       347,458

                                                                      14,404,985

Telephone - Integrated - 4.3%
          15    Nippon Telegraph & Telephone Corp.** .............       104,485
     259,961    Telefonica S.A.*,** ..............................     4,972,684
       1,320    Telefonica S.A. (ADR)*,** ........................        75,557
     180,990    Telefonos de Mexico S.A. (ADR) ...................     9,822,327

                                                                      14,975,053

Television - 0.6%
     362,000    Television Broadcasts, Ltd.** ....................     2,056,206

Tobacco - 0.2%
          78    Japan Tobacco, Inc.** ............................       550,698

Wire and Cable Products - 2.3%
     379,000    Furukawa Electric Company, Ltd.** ................     7,985,119
--------------------------------------------------------------------------------
Total Common Stock (cost $307,266,571) ...........................   305,431,477
--------------------------------------------------------------------------------
Preferred Stock - 1.2%
Automotive - Cars and Light Trucks - 1.1%
       1,223    Porsche A.G.** ...................................     3,895,251

Investment Management and Advisory Services - 0.1%
       1,742    Marschollek, Lautenschlaeger und
                  Partner A.G.** .................................       223,550

Telephone - Integrated - 0%
       1,462    Telecomunicacoes Brasileiras S.A. (ADR) ..........       114,752
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,100,385) ..........................     4,233,553
--------------------------------------------------------------------------------
Repurchase Agreement - 6.4%
$ 22,300,000    ABN AMRO Securities, Inc., 5.73%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $22,303,549
                  collateralized by $22,300,337 in U.S.
                  Government Agencies, 0%-5.125%
                  2/15/02-2/13/04; with a value of
                  $22,746,344 (cost $22,300,000) .................  $ 22,300,000
--------------------------------------------------------------------------------
U.S. Government Agency - 5.7%
                Fannie Mae
  20,000,000      6.18%, 3/15/01
                  (amortized cost $19,855,800) ...................    19,855,800
--------------------------------------------------------------------------------
Total Investments (total cost $353,522,756) - 100.4% .............   351,820,830
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4%) ..   (1,232,795)
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $350,588,035
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

30  Janus Adviser Series / January 31, 2001

Summary of Investments by Country, January 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Belgium                                             0.6%            $  2,060,752
Bermuda                                             3.0%              10,727,948
Brazil                                              3.4%              12,131,375
Canada                                              2.8%               9,691,302
Finland                                             4.1%              14,253,745
France                                             11.1%              38,900,420
Germany                                             1.4%               4,806,148
Hong Kong                                           5.5%              19,486,548
India                                               1.8%               6,440,670
Israel                                              1.7%               6,047,540
Japan                                              11.1%              39,177,888
Mexico                                              6.3%              22,239,768
Netherlands                                         6.1%              21,467,440
Norway                                              2.0%               6,887,567
Singapore                                           0.5%               1,706,162
South Korea                                         0.4%               1,357,323
Spain                                               3.6%              12,640,634
Sweden                                              4.1%              14,361,487
Switzerland                                         5.7%              20,198,583
Taiwan                                              0.3%                 992,009
United Kingdom                                      9.5%              33,459,240
United States++                                    15.0%              52,786,281
--------------------------------------------------------------------------------
Total                                             100.0%            $351,820,830

++Includes Short-Term Securities (3.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/22/01                50,000      $     73,090       $        114
British Pound 4/5/01              1,708,000         2,496,413            (2,733)
British Pound 4/27/01             3,676,000         5,372,106            (3,186)
British Pound 5/14/01               400,000           584,440              (500)
Canadian Dollar 5/7/01              898,000           600,027              (791)
Canadian Dollar 8/10/01           1,577,000         1,054,285           (17,591)
Euro 3/22/01                     11,600,000        10,837,880             85,810
Euro 4/5/01                         470,000           439,215            (3,431)
Euro 4/27/01                     13,600,000        12,714,640          (217,395)
Euro 5/7/01                       4,755,000         4,445,925          (223,347)
Euro 5/14/01                      8,800,000         8,228,880            (2,208)
Euro 7/19/01                         87,000            81,432                174
Hong Kong Dollar 3/16/01         25,989,000         3,333,419              5,130
Hong Kong Dollar 5/7/01           4,901,000           628,817            (4,039)
Hong Kong Dollar 5/10/01         29,014,000         3,722,607              (239)
Hong Kong Dollar 6/27/01          9,952,000         1,277,289                478
Japanese Yen 3/22/01            600,000,000         5,188,557           (62,257)
Japanese Yen 4/5/01               4,640,000            40,201              (559)
Japanese Yen 4/12/01            546,800,000         4,741,918            325,033
Japanese Yen 4/27/01            191,745,000         1,666,212             77,967
Japanese Yen 5/7/01             990,600,000         8,619,444             15,508
Japanese Yen 7/19/01              1,015,000             8,916               (90)
Japanese Yen 8/10/01            144,670,000         1,274,465             72,553
South Korean Won 5/15/01        465,000,000           369,355             46,970
Swiss Franc 3/22/01               5,155,000         3,152,327           (27,462)
Swiss Franc 4/27/01               6,700,000         4,105,141           (13,049)
--------------------------------------------------------------------------------
Total                                            $ 85,057,001       $     50,860

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  31

Janus | Adviser Worldwide Fund

[PHOTO]

Helen Young Hayes
portfolio manager

[PHOTO]

Laurence Chang
portfolio manager

For the six months ended January 31, 2001, Janus Adviser Worldwide Fund returned a loss of 11.34%. This compares with a loss of 6.50% posted by its benchmark, the Morgan Stanley Capital International World Index.(1)

Rising energy prices, higher interest rates and signs of an economic slowdown helped keep a lid on equities during the period. By year-end, heightened fears of a recession prompted the Federal Reserve to cut interest rates by half of a percent on two separate occasions in January. While this sparked a brief rally in stocks, most major U.S. and European markets ended the period lower. Elsewhere, Japanese stocks mirrored the still-sluggish economy, while emerging markets were notably poor performers. Some, such as Korea, traded near lows touched during the 1998 Asian crisis.

Although many of the fast-growing sectors in which we participate were hit hard, a number of our companies held their ground, including Pfizer, Johnson & Johnson and Pharmacia. All three stocks benefited from a growing preference among investors for the stable revenue and cash flow growth they can provide in periods of economic uncertainty, as well as a discernable improvement in the regulatory environment in the U.S. But while the defensive nature of these and other pharmaceutical stocks in the Fund may be at least partially responsible for their solid performance, we believe other, more tangible trends are at work. For example, shifting demographics worldwide promise to support the drug industry's growth for years to come at the same time that rapid technological advances such as genomics and proteomics dramatically improve the drug discovery process. By actively searching for companies poised to capitalize on these trends, we hope to participate in the fundamental value creation likely to occur.

An even stronger performer during the period was Israel's Check Point Software Technologies, an Internet security software firm. A steep decline in technology-related shares that began in March made investors much more selective in deciding which Internet-related companies deserve funding and which do not. Some of the market's more speculative and overpriced companies fell substantially as a result. However, Check Point, with its proven market leadership, solid profitability and improving fundamentals, emerged from the correction relatively intact. As the Web becomes increasingly embedded as a transaction and communication tool for businesses globally, we believe security requirements will intensify as corporations expand their intranets and virtual private networks. Check Point's solid performance reflects these emerging trends.

Unfortunately, the sell-off in technology stocks proved too powerful for several of our U.S.-based technology holdings, including Cisco Systems. While Cisco has carved out a unique and profitable niche in the Internet infrastructure market and continues to demonstrate strong business fundamentals, it was unable to shrug off industry-related concerns and finished the period lower.

Other disappointments included several of our wireless holdings, which suffered from concerns that the industry's growth rate was slowing. Vodafone Group came under additional pressure when the high prices paid for licenses to operate next-generation networks gave rise to concerns that mobile operators in Europe and elsewhere will have trouble recouping the cost of their investment. Japan's NTT DoCoMo and Finland's Nokia were also hurt by concerns of a slowdown in worldwide cellular subscriber growth. However, we still view DoCoMo as a pioneer in the so-called third-generation (3-G) infrastructure technology that is rapidly emerging as the global standard for wireless and wireless data communications. Furthermore, we believe DoCoMo's recent acquisition of a sizeable stake in U.S.-based AT&T Wireless will fill a gap in the company's international strategy. As for Nokia, following a sharp decline in July, the stock made a modest recovery at year-end when it became evident that the global handset leader had turned industry difficulties to its advantage by taking market share from key competitors. Nevertheless, Nokia still finished the period lower.

There is no question that it has been a difficult six months. Nonetheless, we are confident that many of the secular trends in which we have invested - such as rapidly increasing demand for bandwidth and data storage needs and the increasing ubiquity of wireless communications - remain intact. Furthermore, during periods of extreme market volatility our strategy has been to remain highly selective in choosing stocks while paying increasingly close attention to valuation and the underlying business fundamentals of our investments.

Thank you for your continued investment and confidence in Janus Adviser Worldwide Fund.

Portfolio Asset Mix (% of Assets)                               January 31, 2001
--------------------------------------------------------------------------------
Equities                                                                   81.7%
  Foreign                                                                  53.2%
Top 10 Equities                                                            26.2%
Number of Stocks                                                             117
Cash & Cash Equivalents                                                    18.3%
--------------------------------------------------------------------------------

(1) All returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

32  Janus Adviser Series / January 31, 2001

Average Annual Total Return(1)
For the Periods Ended January 31, 2001 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                (10.62)%
  5 Year                                                                  22.77%
  From Inception Date of Predecessor Fund 9/13/93                         22.01%
--------------------------------------------------------------------------------

Morgan Stanley Capital International World Index
  1 Year                                                                 (6.08)%
  5 Year                                                                  12.16%
  From Inception Date of Predecessor Fund 9/13/93                         11.98%
--------------------------------------------------------------------------------

In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 81.3%
Advertising Services - 0.7%
     479,281    WPP Group PLC** ..................................  $  6,176,451

Aerospace and Defense - 1.3%
     152,030    Boeing Co. .......................................     8,893,755
      96,263    European Aeronautic Defense and
                  Space Co.*,** ..................................     2,058,902

                                                                      10,952,657

Audio and Video Products - 1.3%
     155,700    Sony Corp.** .....................................    11,314,136

Automotive - Cars and Light Trucks - 0.6%
     152,450    BMW A.G.** .......................................     5,358,801

Beverages - Wine and Spirits - 0.3%
      35,255    Louis Vuitton Moet Hennessy SA** .................     2,304,753

Broadcast Services and Programming - 1.9%
     112,350    AT&T Corp./Liberty Media Group - Class A* ........     1,898,715
      93,055    Clear Channel Communications, Inc.* ..............     6,068,117
     158,346    Grupo Televisa S.A. (GDR)* .......................     8,471,511

                                                                      16,438,343

Building Products - Doors and Windows - 0.2%
     145,000    Nippon Sheet Glass Company, Ltd.** ...............     1,845,465

Cable Television - 1.0%
     187,908    Comcast Corp. - Special Class A* .................     8,044,811

Cellular Telecommunications - 7.7%
   1,674,000    China Mobile Ltd.*,** ............................    10,689,048
     564,282    China Mobile, Ltd. (ADR)*,** .....................    17,978,025
       1,394    NTT DoCoMo, Inc.** ...............................    26,852,634
   2,358,158    Vodafone Group PLC** .............................     8,338,127
      58,927    Vodafone Group PLC (ADR)** .......................     2,060,677

                                                                      65,918,511

Chemicals - Diversified - 0.1%
      26,120    E.I. du Pont de Nemours and Co. ..................  $  1,141,705

Chemicals - Specialty - 0.1%
      15,963    Praxair, Inc. ....................................       707,640

Commercial Services - Financial - 0.2%
      31,029    Paychex, Inc. ....................................     1,400,184

Computer Software - 0%
      68,323    Sage Group PLC** .................................       380,090

Computers - Memory Devices - 1.4%
     151,664    EMC Corp.* .......................................    11,524,947

Cosmetics and Toiletries - 0.7%
      17,360    Colgate-Palmolive Co. ............................     1,042,989
     135,640    Estee Lauder Companies, Inc. - Class A ...........     5,167,884

                                                                       6,210,873

Diversified Financial Services - 1.6%
     249,726    Citigroup, Inc. ..................................    13,977,164

Diversified Operations - 5.6%
     646,000    Citic Pacific, Ltd.** ............................     2,518,027
     515,092    General Electric Co. .............................    23,694,232
     300,948    Granada Compass PLC** ............................     3,042,831
      30,330    Honeywell International, Inc. ....................     1,433,092
     282,708    Tyco International, Ltd. .........................    17,414,813

                                                                      48,102,995

Electric - Generation - 0.3%
      49,120    AES Corp.* .......................................     2,830,786

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  33

Janus | Adviser Worldwide Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electronic Components - 2.2%
       2,279    Celestica, Inc.*,** ..............................  $    153,295
      88,932    Celestica, Inc. - New York Shares*,** ............     5,873,959
      20,580    Koninklijke (Royal) Philips Electronics N.V.** ...       791,525
      59,990    Koninklijke (Royal) Philips Electronics N.V
                  - New York Shares** ............................     2,291,618
     114,000    NEC Corp.** ......................................     2,328,330
      14,520    Samsung Electronics** ............................     2,541,288
      89,570    Sanmina Corp.* ...................................     4,355,341

                                                                      18,335,356

Electronic Components - Semiconductors - 2.8%
      69,351    Lattice Semiconductor Corp.* .....................     1,798,792
       5,405    PMC-Sierra, Inc.* ................................       408,415
       4,500    Rohm Company, Ltd.*,** ...........................       897,794
     160,821    STMicroelectronics N.V.** ........................     7,671,998
      96,735    STMicroelectronics N.V.
                  - New York Shares** ............................     4,567,827
     179,420    Texas Instruments, Inc. ..........................     7,858,596
       4,980    Xilinx, Inc. .....................................       268,920

                                                                      23,472,342

Finance - Credit Card - 0.1%
      22,853    American Express Co. .............................     1,076,376

Finance - Investment Bankers/Brokers - 0.2%
      18,005    Goldman Sachs Group, Inc. ........................     2,048,069

Food - Diversified - 0.3%
      40,175    Unilever N.V.** ..................................     2,265,870

Food - Retail - 0.4%
      95,656    Koninklijke Ahold N.V.** .........................     2,947,902

Human Resources - 0.2%
     206,706    Capita Group PLC** ...............................     1,482,910

Internet Security - 1.2%
      63,997    Check Point Software Technologies, Ltd.* .........     9,759,542

Machinery - Electrical - 1.5%
     187,931    Schneider Electric S.A.** ........................    13,002,287

Medical - Biomedical and Genetic - 0.2%
      21,769    Human Genome Sciences, Inc.* .....................     1,327,909
      14,102    Millennium Pharmaceuticals, Inc.* ................       706,863

                                                                       2,034,772

Medical - Drugs - 6.6%
     114,160    Abbott Laboratories ..............................     5,121,218
      15,590    American Home Products Corp. .....................       921,369
     137,755    AstraZeneca Group PLC** ..........................     5,981,862
      32,155    Bristol-Myers Squibb Co. .........................     1,990,073
     250,610    Pfizer, Inc. .....................................    11,315,042
     128,673    Pharmacia Corp. ..................................     7,208,261
      32,649    Rhone-Poulenc S.A.** .............................     2,579,180
         852    Roche Holding A.G.** .............................     7,820,198
      29,561    Sepracor, Inc.* ..................................     1,951,026
       2,916    Serono S.A. - Class B** ..........................     2,304,017
     147,000    Takeda Chemical Industries, Ltd.** ...............     7,812,354
      42,000    Yamanouchi Pharmaceutical
                  Company, Ltd.** ................................     1,545,856

                                                                      56,550,456

Medical Instruments - 1.3%
     117,995    Guidant Corp. ....................................     5,840,753
      95,941    Medtronic, Inc. ..................................     5,180,814

                                                                      11,021,567

Medical Products - 0.6%
      41,917    Johnson & Johnson ................................     3,903,730
       2,333    Synthes-Stratec, Inc.*,**,+ ......................     1,584,107

                                                                       5,487,837

Metal Processors and Fabricators - 0.9%
     437,143    Assa Abloy A.B. - Class B ........................  $  7,567,759

Money Center Banks - 3.0%
   1,200,251    Banco Bilbao Vizcaya Argentaria S.A.** ...........    19,197,687
      36,338    UBS A.G.** .......................................     6,409,851

                                                                      25,607,538

Multi-Line Insurance - 3.7%
     203,452    Aegon N.V.** .....................................     7,579,164
      73,082    Axa** ............................................    10,044,614
      24,732    Zurich Financial Services A.G.** .................    14,216,084

                                                                      31,839,862

Multimedia - 3.5%
     267,139    AOL Time Warner, Inc. ............................    14,040,826
     166,091    Shaw Communications, Inc. - Class B** ............     3,511,990
     134,204    Viacom, Inc. - Class B* ..........................     7,408,061
      49,856    Vivendi Universal S.A.** .........................     3,731,722
      34,640    Walt Disney Co. ..................................     1,054,788

                                                                      29,747,387

Network Software - 0.9%
   1,023,081    Dimension Data Holdings PLC*,** ..................     7,907,623

Networking Products - 2.9%
     658,230    Cisco Systems, Inc.* .............................    24,642,486

Oil Companies - Integrated - 4.2%
      62,520    Exxon Mobil Corp. ................................     5,261,058
     173,905    Petroleo Brasileiro S.A. (ADR)* ..................     4,918,033
     360,008    Petroleo Brasileiro S.A. (ADR)
                  - Preference Shares* ...........................     9,991,410
     169,664    Repsol - YPF S.A.** ..............................     2,918,837
      87,605    Total Fina Elf** .................................    12,912,388

                                                                      36,001,726

Optical Supplies - 0.3%
      26,000    Hoya Corp.** .....................................     2,072,665

Petrochemicals - 0%
       2,129    Reliance Industries, Ltd. ........................        17,628

Publishing - Periodicals - 0.4%
     143,272    Wolters Kluwer N.V.** ............................     3,466,706

Retail - Apparel and Shoe - 0.7%
     178,166    Gap, Inc. ........................................     5,808,212

Retail - Discount - 1.3%
     187,765    Wal-Mart Stores, Inc. ............................    10,665,052

Retail - Drug Store - 0%
       4,710    Walgreen Co. .....................................       192,827

Retail - Jewelry - 0.1%
      30,660    Tiffany & Co. ....................................     1,149,137

Security Services - 0.7%
     342,003    Securitas A.B. - Class B .........................     6,028,357

Semiconductor Components/Integrated Circuits - 0.5%
      60,845    Linear Technology Corp. ..........................     3,810,418

Telecommunication Equipment - 7.0%
      79,303    Alcatel S.A.** ...................................     4,701,303
      64,269    Comverse Technology, Inc.* .......................     7,282,481
      46,011    Himachal Futuristic Communications, Ltd. .........     1,174,100
     487,901    Nokia Oyj** ......................................    17,150,307
     477,284    Nokia Oyj (ADR)** ................................    16,394,705
     604,140    Telefonaktiebolaget L.M. Ericsson A.B. (ADR) .....     7,174,163
     501,053    Telefonaktiebolaget L.M. Ericsson A.B.
                  - Class B ......................................     6,045,626

                                                                      59,922,685

See Notes to Schedules of Investments.

34  Janus Adviser Series / January 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - Fiber Optics - 1.3%
      95,521    Corning, Inc. ....................................  $  5,416,996
      42,983    JDS Uniphase Corp.* ..............................     2,356,006
      15,125    SDL, Inc.* .......................................     3,051,469

                                                                      10,824,471

Telecommunication Services - 2.0%
      84,750    Amdocs, Ltd.*,** .................................     6,636,772
     337,626    COLT Telecom Group PLC*,** .......................     9,476,402
      33,976    SK Telecom Company, Ltd. (ADR)** .................       874,202

                                                                      16,987,376

Telephone - Integrated - 3.8%
          53    Nippon Telegraph & Telephone Corp.** .............       369,179
     545,167    Telefonica S.A. *,** .............................    10,428,269
      18,009    Telefonica S.A. (ADR)*,** ........................     1,030,842
     374,509    Telefonos de Mexico S.A. (ADR) ...................    20,324,603

                                                                      32,152,893

Television - 0.1%
     212,000    Television Broadcasts, Ltd.** ....................     1,204,187

Wire and Cable Products - 1.4%
     548,000    Furukawa Electric Company, Ltd.** ................    11,545,765
--------------------------------------------------------------------------------
Total Common Stock (cost $629,689,049) ...........................   693,278,358
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Automotive - Cars and Light Trucks - 0.2%
         540    Porsche A.G.** ...................................     1,719,898

Telephone - Integrated - 0.2%
      20,651    Telecomunicacoes Brasileiras S.A. (ADR) ..........     1,620,897
--------------------------------------------------------------------------------
Total Preferred Stock (cost $3,040,974) ..........................     3,340,795
--------------------------------------------------------------------------------
Repurchase Agreement - 15.6%
$133,000,000    ABN AMRO Securities, Inc., 5.73%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $133,021,169
                  collateralized by $133,002,010 in U.S.
                  Government Agencies, 0%-5.125%
                  2/15/02-2/13/04; with a value of
                  $135,662,051 (cost $133,000,000) ...............   133,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.2%
                CIT Group, Inc.
  10,000,000      5.76%, 2/1/01
                  (amortized cost $10,000,000) ...................    10,000,000
--------------------------------------------------------------------------------
U.S. Government Agency - 1.7%
                Federal Home Loan Bank System
  15,000,000      6.41%, 2/7/01
                  (amortized cost $14,986,250) ...................    14,986,250
--------------------------------------------------------------------------------
Total Investments (total cost $790,716,273) - 100.2% .............   854,605,403
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2)% ..   (1,986,751)
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $852,618,652
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             2.0%            $ 17,414,813
Brazil                                              1.9%              16,530,340
Canada                                              1.1%               9,539,244
Finland                                             3.9%              33,545,012
France                                              7.4%              63,574,974
Germany                                             0.8%               7,078,699
Hong Kong                                           3.8%              32,389,287
India                                               0.1%               1,191,728
Israel                                              1.1%               9,759,542
Japan                                               7.8%              66,584,178
Mexico                                              3.4%              28,796,114
Netherlands                                         2.3%              19,342,785
South Korea                                         0.4%               3,415,490
Spain                                               3.9%              33,575,635
Sweden                                              3.1%              26,815,905
Switzerland                                         3.8%              32,334,257
United Kingdom                                      6.0%              51,483,745
United States++                                    47.2%             401,233,655
--------------------------------------------------------------------------------
Total                                             100.0%            $854,605,403

++Includes Short-Term Securities (28.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at January 31, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/22/01             1,800,000      $  2,631,240       $   (14,940)
British Pound 4/5/01              2,065,000         3,018,204            (3,304)
British Pound 4/27/01             4,000,000         5,845,600             24,352
British Pound 5/8/01                 65,000            94,978            (2,710)
British Pound 5/14/01             1,800,000         2,629,980            (2,250)
Canadian Dollar 5/7/01              668,000           446,345              4,160
Canadian Dollar 8/10/01             536,000           358,337            (8,671)
Euro 3/22/01                     30,200,000        28,215,860            217,318
Euro 4/5/01                         300,000           280,350            (2,190)
Euro 4/27/01                     16,629,000        15,546,452          (482,732)
Euro 5/7/01                       5,321,000         4,975,135          (454,220)
Euro 5/14/01                      8,000,000         7,480,800           (29,092)
Euro 7/19/01                      1,184,000         1,108,224              2,368
Hong Kong Dollar 3/16/01         31,243,000         4,007,311              2,277
Hong Kong Dollar 5/7/01          42,617,000         5,467,924           (33,510)
Hong Kong Dollar 6/27/01         74,615,000         9,576,462              3,344
Japanese Yen 3/22/01          2,000,000,000        17,295,188          (207,523)
Japanese Yen 4/5/01             103,500,000           896,717           (12,479)
Japanese Yen 4/12/01            624,000,000         5,411,406            430,861
Japanese Yen 4/27/01            279,750,000         2,430,951             98,814
Japanese Yen 5/7/01             610,500,000         5,312,105            637,690
Japanese Yen 7/19/01            121,500,000         1,067,313           (10,791)
Japanese Yen 8/10/01            412,250,000         3,631,701            280,861
South Korean Won 5/15/01      1,660,000,000         1,318,559            167,693
Swiss Franc 3/22/01              11,100,000         6,787,745           (24,502)
Swiss Franc 4/27/01              10,100,000         6,188,346              5,831
--------------------------------------------------------------------------------
Total                                            $142,023,233       $    586,655

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  35

Janus | Adviser Flexible Income Fund

[PHOTO]

Ronald Speaker
portfolio manager

For the six months ended January 31, 2001, Janus Adviser Flexible Income Fund returned 6.23%. These results trailed the performance of its benchmark, the Lehman Brothers Government/Credit Index, which returned 8.02%.(1)

The bond market's six-month performance finds its genesis in early-2000. At that time, the economy was rapidly expanding, the stock market was surging to unsustainable levels and unemployment was declining to 30-year lows. Perhaps most important, however, inflation expectations were heightening due to rising energy costs and wage growth. By year-end, all of these factors collided, resulting in a stock market swoon and a dramatically slowing economy. Concerns of a recession prompted the Federal Reserve to cut interest rates twice in January for a total 1% decrease.

Against this backdrop, the fixed-income market had its own peaks and valleys. A decision by the Treasury Department in the first quarter of 2000 to buy back as much as $30 billion in outstanding Treasury issues ignited a seller's market for long-term bonds. The extraordinary move contributed to an inversion of the standard Treasury yield curve, pushing the rates on 30-year bonds lower than those on short-term notes. Occasional flights to quality due to inflation concerns, a volatile equity market and rising default rates also bolstered a strong market for Treasuries, while corporate debt lagged, particularly among high-yield issues. That changed by period-end, however, when the Fed's intervention prompted the yield curve to revert to its historically normal slope, and high-yield debt rallied sharply in anticipation of the capital market's reliquification.

Our performance during the period resulted from our strategy of gradually exchanging the credit risk of high-yield issues for the interest-rate risk of government issues. By the end of January, Treasuries and Government Agency debt represented over 29% of the Fund's holdings while high-yield corporate issues dropped to about 17%. While this positioning helped us during the fourth quarter of 2000, because our exposure to high-yield bonds was fairly limited, it hurt our relative performance in January when that asset class rallied.

Although Treasuries proved to be one of the most consistent-performing asset classes during the period, our gains were tempered by our measured approach. After a series of rate increases, we reasoned the economy was on a path to a slowdown - an ideal environment for Treasury bonds.

Disappointments included our high-yield positions in rural cable operator Galaxy Communications and NorthEast Optic Network, a telecommunications infrastructure company. Galaxy suffered when a long-discussed acquisition disintegrated due to Galaxy management's mishandling of the deal. Meanwhile, NorthEast Optic, which offers alternative and backup systems to long distance companies, was dragged down by large-scale funding concerns in the telecommunications industry. But conditions have improved somewhat as the Fed's January intervention alleviated those concerns to some degree.

During the period we focused on improving the risk among our high-yield holdings. For example, we built a position in ValuJet, Inc., a regional airline. The company is doing solid business from its Atlanta hub, but perhaps more importantly, Boeing Capital Services recently agreed to help retire Airtran's bonds due in 2001.

In the investment-grade corporate market, we maintained a relatively constant level of exposure in the Fund and were pleased with the steady performance of Kroger. The national grocer smoothly executed its acquisition of the Fred Meyer chain and realized expected savings as a result. We also upgraded the quality of our corporate holdings, initiating positions in Qwest Communications and DaimlerChrysler, while increasing our stake in media giant Viacom.

As for an outlook on the remainder of 2001, we're in the early stages of a very difficult time for the financial markets. Even if we don't see recessionary types of numbers, the economy is slowing significantly. Increasingly, the slowdown will be reflected in decreased consumer spending in the important housing, auto and retail sectors. Depressed sales will lead to poor year-over-year comparisons for many companies, given the robust nature of the economy a year ago, and help dampen outlooks for earnings growth.

While the Federal Reserve is clearly aware of the slowing economic conditions and has opened up the possibility of additional rate cuts, we still anticipate the slowdown to work its way through the business cycle. Therefore, we currently prefer a balance of higher-quality corporate holdings with government issues.

Thank you for your continued confidence, support and investment in Janus Adviser Flexible Income Fund.

Portfolio Asset Mix (% of Assets)                               January 31, 2001
--------------------------------------------------------------------------------
Corporate Bonds
  Investment Grade/Warrants                                                45.7%
  High-Yield/High-Risk                                                     17.0%
U.S. Government Obligations                                                29.9%
Foreign Dollar/
  Non-Dollar Bonds                                                          2.7%
Preferred Stock                                                             0.4%
Cash and Cash Equivalents                                                   4.3%
--------------------------------------------------------------------------------

Fund Profile
--------------------------------------------------------------------------------
Weighted Average Maturity                                               5.9 Yrs.
Average Modified Duration*                                              4.5 Yrs.
30-Day Average Yield**
  With Reimbursement                                                       5.59%
  Without Reimbursement                                                   N/A***
Average Rating                                                                 A
--------------------------------------------------------------------------------
  *  A theoretical measure of price volatility.
 **  Yields will fluctuate.
*** Expenses for the 30-day period were higher than the income thus creating a net expense of 1.22%.

(1)  All returns include reinvested dividends.

Past performance does not guarantee future results.

36  Janus Adviser Series / January 31, 2001

Average Annual Total Return(1)
For the Periods Ended January 31, 2001 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                   7.77%
  5 Year                                                                   7.04%
  From Inception Date of Predecessor Fund 9/13/93                          7.76%
--------------------------------------------------------------------------------

Lehman Brothers Government/Credit Index
  1 Year                                                                  13.76%
  5 Year                                                                   6.46%
  From Inception Date of Predecessor Fund 9/13/93                          6.43%
--------------------------------------------------------------------------------

High yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds.

(1) Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 65.4%
Airlines - 1.4%
$     10,000    Delta Air Lines, Inc., 7.779%
                  pass through certificates, due 11/18/05 ........  $     10,540
      15,000    ValuJet, Inc., 10.25%
                  senior notes, due 4/15/01 ......................        14,719

                                                                          25,259

Cable Television - 1.7%
      15,000    Charter Communications Holdings/Charter
                  Capital, Inc., 11.125%, senior notes
                  due 1/15/11+ ...................................        15,825
       6,000    Diamond Cable Communications PLC
                  11.75%, senior discount notes
                  due 12/15/05(OMEGA) ............................         5,745
       4,000    Lenfest Communications, Inc., 7.625%
                  senior notes, due 2/15/08 ......................         4,165
       4,000    LodgeNet Entertainment Corp., 10.25%
                  senior notes, due 12/15/06 .....................         3,920

                                                                          29,655

Casino Services - 0.2%
       3,000    Isle of Capri Black Hawk L.L.C., 13.00%
                  first mortgage bonds, due 8/31/04(OMEGA) .......         3,270

Cellular Telecommunications - 0.2%
       4,000    Price Communications Wireless, Inc.
                  11.75%, senior subordinated notes
                  due 7/15/07 ....................................         4,360

Commercial Banks - 0.5%
$      4,000    City National Bank, 6.375%
                  subordinated notes, due 1/15/08 ................  $      3,615
       2,000    Hudson United Bancorp, Inc., 8.20%
                  subordinated debentures, due 9/15/06 ...........         1,970
       4,000    Provident Trust I Corp., 8.29%
                  company guaranteed notes, due 4/15/28 ..........         3,405

                                                                           8,990

Commercial Services - 1.7%
      30,000    PHH Corp., 8.125%
                  notes, due 2/3/03 ..............................        30,189

Computer Services - 1.2%
      20,000    Electronic Data Systems Corp., 7.125%
                  notes, due 10/15/09 ............................        21,225

Containers - Paper and Plastic - 0.9%
      15,000    Stone Container Corp., 10.75%
                  first mortgage notes, due 10/1/02 ..............        15,225

Cosmetics and Toiletries - 0.6%
      10,000    Procter & Gamble Co., 6.875%
                  unsubordinated notes, due 9/15/09 ..............        10,575

Diversified Financial Services - 8.6%
                Citigroup, Inc.:
      10,000      7.45%, notes, due 6/6/02 .......................        10,275
      40,000      7.25%, subordinated notes, due 10/1/10 .........        42,050
                General Electric Capital Corp.:
      30,000      5.375%, notes, due 1/15/03 .....................        30,037
      65,000      6.80%, notes, due 11/1/05 ......................        68,006

                                                                         150,368

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  37

Janus | Adviser Flexible Income Fund

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 1.4%
$     20,000    Cox Enterprises, Inc., 6.625%
                  notes, due 6/14/02+ ............................  $     20,175
       4,000    Tyco International Group S.A., 6.875%
                  notes, due 9/5/02 ..............................         4,055

                                                                          24,230

Electric - Generation - 0.1%
         984    Caithness Coso Funding Corp., 6.80%
                  secured notes, due 12/15/01 ....................           976

Electric - Integrated - 3.0%
                Dominion Resources, Inc.:
      30,000      6.00%, notes, due 1/31/03 ......................        30,037
      20,000      8.125%, senior notes, due 6/15/10 ..............        21,975

                                                                          52,012

Finance - Auto Loans - 2.6%
                Ford Motor Credit Co.:
      25,000      7.50%, notes, due 6/15/03 ......................        25,812
      20,000      6.875%, notes, due 2/1/06 ......................        20,250

                                                                          46,062

Finance - Investment Bankers/Brokers - 0.9%
      15,000    Salomon Smith Barney Holdings, 6.50%
                  notes, due 2/15/08 .............................        15,270

Food - Retail - 4.4%
      20,000    Fred Meyer, Inc., 7.15%
                  company guaranteed notes, due 3/1/03 ...........        20,650
      20,000    Kroger Co., 8.05%
                  company guaranteed notes, due 2/1/10 ...........        21,775
       8,000    Marsh Supermarkets, Inc., 8.875%
                  company guaranteed notes, due 8/1/07 ...........         7,560
      27,000    Safeway, Inc., 7.00%
                  notes, due 9/15/02 .............................        27,506

                                                                          77,491

Independent Power Producer - 1.1%
      20,000    Calpine Corp., 7.625%
                  senior notes, due 4/15/06 ......................        19,875

Leisure, Recreation and Gaming - 1.0%
      20,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 ..........        17,900

Life and Health Insurance - 0.1%
       2,000    Delphi Financial Group, Inc., 8.00%
                  senior notes, due 10/1/03 ......................         2,020

Medical - HMO - 4.1%
                UnitedHealth Group, Inc.:
      20,000      6.60%, notes, due 12/1/03 ......................        20,100
      50,000      7.50%, notes, due 11/15/05 .....................        52,500

                                                                          72,600

Medical - Hospitals - 5.0%
       2,000    Columbia/HCA Healthcare Corp., 8.36%
                  debentures, due 4/15/24 ........................         1,917
       5,000    HCA-The Healthcare Co., 7.875%
                  senior notes, due 2/1/11+ ......................         5,050
      80,000    Tenet Healthcare Corp., 7.875%
                  senior notes, due 1/15/03 ......................        80,700

                                                                          87,667

Multimedia - 5.3%
$     10,000    Time Warner, Inc., 8.18%
                  notes, due 8/15/07 .............................  $     10,925
                Viacom, Inc.:
      50,000      6.40%, notes, due 1/30/06+ .....................        50,310
      30,000      7.70%, company guaranteed notes
                  due 7/30/10 ....................................        31,988

                                                                          93,223

Networking Products - 0.2%
       4,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03+,(OMEGA) ................         2,800

Non-Hazardous Waste Disposal - 1.4%
      25,000    Waste Management, Inc., 7.00%
                  senior notes, due 10/1/04 ......................        25,094

Oil Companies - Integrated - 0.9%
      10,000    Chevron Corp., 6.625%
                  notes, due 10/1/04 .............................        10,363
       5,000    Conoco, Inc., 5.90%
                  senior notes, due 4/15/04 ......................         5,025

                                                                          15,388

Physical Therapy and Rehabilitation Centers - 0.6%
      10,000    Healthsouth Corp., 8.5%
                  senior notes, due 2/1/08+ ......................        10,038

Pipelines - 0.6%
      10,000    Enron Corp., 7.875%
                  notes, due 6/15/03 .............................        10,425

Property and Casualty Insurance - 0.1%
       2,000    First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12 ..........         1,910

Retail - Discount - 1.8%
      30,000    Wal-Mart Stores, Inc., 6.875%
                  senior notes, due 8/10/09 ......................        31,613

Savings/Loan/Thrifts - 2.7%
      48,000    Golden State Holdings, Inc., 7.00%
                  senior notes, due 8/1/03 .......................        46,980

Telecommunication Equipment - Fiber Optics - 0.3%
      10,000    NorthEast Optic Network, Inc., 12.75%
                  senior notes, due 8/15/08 ......................         5,500

Telecommunication Services - 2.9%
       2,000    NTL, Inc., 12.75%
                  senior notes, due 4/15/05(OMEGA) ...............         2,010
      10,000    SBA Communications Corp., 10.25%
                  senior notes, due 2/1/09+ ......................        10,100
      40,000    Verizon Global Funding Corp., 5.75%
                  convertible notes, due 4/1/03 ..................        39,500

                                                                          51,610

Telephone - Integrated - 5.2%
      35,000    British Telecommunications PLC, 8.125%
                  notes, due 12/15/10 ............................        36,706
      20,000    Qwest Capital Funding, Inc., 7.90%
                  notes, due 8/15/10+ ............................        21,400
      30,000    Qwest Corp., 7.625%
                  notes, due 6/9/03 ..............................        31,012
       1,000    Versatel Telecom B.V., 13.25%
                  senior notes, due 5/15/08 ......................           810

                                                                          89,928

See Notes to Schedules of Investments.

38  Janus Adviser Series / January 31, 2001

Shares or Principal Amount                                          Market Value
================================================================================
Television - 0.7%
$     12,000    Fox/Liberty Networks L.L.C., 8.875%
                  senior notes, due 8/15/07 ......................  $     12,660

Web Hosting/Design - 1.9%
       5,000    Equinix, Inc., 13.00%
                  senior notes, due 12/1/07 ......................         3,525
      30,000    Exodus Communications, Inc., 11.625%
                  senior notes, due 7/15/10 ......................        29,550

                                                                          33,075

Wire and Cable Products - 0.1%
       2,000    Anixter International, Inc., 8.00%
                  company guaranteed notes, due 9/15/03 ..........         2,043
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,130,162) ..........................     1,147,506
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Savings/Loan/Thrifts - 0.2%
         142    Chevy Chase Savings Bank, 13.00% .................         3,763

Telephone - Integrated - 0.2%
           5    XO Communications, Inc.
                  - Series B, 13.50% .............................         3,300
--------------------------------------------------------------------------------
Total Preferred Stock (cost $8,125) ..............................         7,063
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
           4    Ono Finance PLC - expires 5/31/09*,+ .............           280

Retail - Diversified - 0%
           2    SpinCycle, Inc. - expires 5/1/05* ................             0

Telephone - Integrated - 0%
           1    Versatel Telecom B.V. - expires 5/15/08* .........           178

Web Hosting/Design - 0%
           5    Equinix, Inc. - expires 12/1/07* .................           300
--------------------------------------------------------------------------------
Total Warrants (cost $0) .........................................           758
--------------------------------------------------------------------------------
U.S. Government Obligations - 29.9%
U.S. Government Agencies - 19.4%
                Fannie Mae:
$     97,000      6.00%, notes, due 12/15/05 .....................        99,425
     192,000      6.625%, notes, due 11/15/10 ....................       202,800
      38,000      6.25%, subordinated notes, due 2/1/11 ..........        38,690

                                                                         340,915

U.S. Treasury Notes/Bonds - 10.5%
      18,000      5.75%, due 11/15/05 ............................        18,697
     150,000      5.75%, due 8/15/10 .............................       156,711
       8,000      6.125%, due 8/15/29 ............................         8,633

                                                                         184,041
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $522,633) ................       524,956
--------------------------------------------------------------------------------
Repurchase Agreement - 7.1%
$    125,000    ABN AMRO Securities, Inc., 5.73%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $125,020
                  collateralized by $125,002 in U.S.
                  Government Agencies, 0%-5.125%
                  2/15/02-2/13/04; with a value of
                  $127,502 (cost $125,000) .......................  $    125,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,785,920) - 102.8% ...............     1,805,283
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.8%) ..      (50,065)
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $  1,755,218
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             0.2%            $      4,055
Netherlands                                         0.1%                     988
United Kingdom                                      2.4%                  42,731
United States++                                    97.3%               1,757,509
--------------------------------------------------------------------------------
Total                                             100.0%            $  1,805,283

++Includes Short-Term Securities (90.4% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  39

Janus | Adviser Money Market Fund

[PHOTO]

Sharon Pichler
portfolio manager

For the six months ended January 31, 2001, Janus Adviser Money Market Fund returned 2.95%.(1)

We were pleased to post solid returns while meeting the Fund's goal of maintaining liquidity and stability of capital. High short-term interest rates early in the period, fueled by speculation about Federal Reserve moves, generated numerous opportunities to secure higher yields on issues maturing within our strict 12-month time frame.

Although a series of interest rate hikes intended to moderate economic growth ended in May, many investors spent the next several months anticipating further rate increases and boosted yields on short-term investments through the summer. As yields peaked in the summer months, we added some one-year certificates of deposit to the Fund, but we generally focused our efforts on short-term securities due to our preference for maximum flexibility. When signs of an economic slowdown appeared in the fall, investors started pricing in rate cuts. In January, when the Federal Reserve finally did cut interest rates a total of 1%, our shortest-term holdings suffered while our one-year securities helped buoy the Fund's performance.

Looking ahead, it appears as though the economy will continue to track a slower pace and that additional rate cuts could be on the horizon. Regardless of the market's moves, we strive to remain flexible in our ability to react to the market while keeping our focus on the Fund's goals - liquidity and capital stability.

Thank you for your continued investment in Janus Adviser Money Market Fund.

(1)  All returns reflect reinvested dividends.

Average Annual Total Return(2)
For the Periods Ended January 31, 2001 (unaudited)
--------------------------------------------------------------------------------
  1 Year                                                                   5.79%
  5 Year                                                                   4.68%
  From Inception Date of Predecessor Fund 5/1/95                           4.62%
--------------------------------------------------------------------------------

(2) The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

An investment in the Portfolio(s) is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Past performance does not guarantee future results.

40  Janus Adviser Series / January 31, 2001

SCHEDULE OF INVESTMENTS (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Short-Term Corporate Note - 5.3%
                AT&T Corp.
$    500,000      6.30%, 2/12/01 (cost $499,038) .................  $    499,038
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 48.7%
     100,000    Arapahoe County, Colorado, Industrial
                  Development Revenue, (Cottrell)
                  Series B, 5.90%, 10/1/19 .......................       100,000
     900,000    Asset Partners, Inc.
                  5.90%, 11/1/27 .................................       900,000
     310,000    Breckenridge Terrace L.L.C.
                  5.7413%, 5/1/39 ................................       310,000
                California Infrastructure & Economic
                  Development Bank Industrial
                  Development Revenue:
     690,000      Series B, 5.87%, 4/1/24 ........................       690,000
     135,000      5.89%, 10/1/26 .................................       135,000
      95,000    Colorado Housing and Finance Authority
                  Economic Development Revenue
                  (White Wave, Inc. Project), Series B
                  5.87%, 10/1/18 .................................        95,000
     350,000    Colorado Housing Facilities Revenue
                  (Tenderfoot Seasonal Housing L.L.C.)
                  Series A, 5.7913%, 7/1/35 ......................       350,000
   1,000,000    Decatur Highway Church of Christ
                  5.77%, 8/1/15 ..................................     1,000,000
     190,000    Medical Properties, Inc.
                  (Dakota Clinic Project), 5.70%, 12/22/24 .......       190,000
     500,000    Montgomery, Alabama Industrial
                  Development Board of Revenue
                  (Jenkins Brick Co.), Series A
                  5.80%, 9/1/14 ..................................       500,000
     170,000    New York, New York City Industrial
                  Development Agency, (G.A.F. Seelig, Inc.
                  Project), 6.06%, 7/1/03 ........................       170,000
     160,000    Phoenix, Illinois Realty Special Account
                  Multifamily Revenue, (Brightons Mark)
                  6.08%, 4/1/20 ..................................       160,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $4,600,000) .......     4,600,000
--------------------------------------------------------------------------------
Floating Rate Notes - 6.2%
                Bank One N.A.
     291,000      5.6587%, 4/19/01 ...............................       290,952
                Northern Rock PLC
     291,000      5.8362%, 4/20/01 ...............................       291,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $581,952) ........................       581,952
--------------------------------------------------------------------------------
Certificates of Deposit - 4.1%
                Commerzbank A.G., New York
     194,000      6.83%, 4/27/01 .................................       193,993
                Deutsche Bank, New York
      97,000      6.75%, 2/22/01 .................................        96,999
                Unibank A/S, New York
      97,000      6.92%, 3/30/01 .................................        96,998
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $387,990) ....................       387,990
--------------------------------------------------------------------------------
Repurchase Agreements - 33.0%
$    915,000    ABN AMRO Securities, Inc., 5.76%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $915,146
                  collateralized by $915,009 in U.S.
                  Government Agencies, 6.3012%-9.185%
                  11/14/01-2/16/30; with a value of
                  $933,309 ..................................       $    915,000
   2,200,000    Morgan Stanley Dean Witter & Co., 5.73%
                  dated 1/31/01, maturing 2/1/01
                  to be repurchased at $2,200,350
                  collateralized by $3,742 in U.S. Treasury
                  Notes, 6.25%, 8/31/02; $2,203,180 in
                  U.S. Government Agencies, 0%-13.125%
                  8/31/02-12/25/40; with respective values
                  of $3,817 and $2,247,244 .......................     2,200,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $3,115,000) ....................     3,115,000
--------------------------------------------------------------------------------
Total Investments (total cost $9,183,980) - 97.3% ................     9,183,980
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.7% ....       256,519
--------------------------------------------------------------------------------
Net Assets - 100% ................................................  $  9,440,499
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                     Janus Adviser Series / January 31, 2001  41

Statements of | Assets & Liabilities

                                                       Janus Adviser   Janus Adviser
As of January 31, 2001 (unaudited)     Janus Adviser     Aggressive       Capital
(all numbers in thousands except           Growth          Growth       Appreciation
net asset value per share)                  Fund            Fund            Fund
------------------------------------------------------------------------------------
Assets:
  Investments at cost                    $  254,235      $  410,123      $  182,884

  Investments at value:                  $  277,684      $  409,657      $  185,785
    Cash                                        479           2,703           1,602
    Receivables:
      Investments sold                          342             581              --
      Portfolio shares sold                   1,806           1,852           1,100
      Dividends                                  94              42              24
      Interest                                   21               5               5
      Due from Advisor                           --              --              --
    Other assets                                  1               1              --
    Forward currency contracts                   --              --              --
------------------------------------------------------------------------------------
Total Assets                                280,427         414,841         188,516
------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                     1,071           1,048              --
    Portfolio shares repurchased                544           1,742             242
    Advisory fees                               102             172              72
  Accrued expenses                              162             236             115
  Foreign currency contracts                    121              --              --
------------------------------------------------------------------------------------
Total Liabilities                             2,000           3,198             429
------------------------------------------------------------------------------------
Net Assets                               $  278,427      $  411,643      $  188,087
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)             9,647          10,999           6,810
------------------------------------------------------------------------------------
Net Asset Value Per Share                $    28.86      $    37.42      $    27.62
------------------------------------------------------------------------------------

See Notes to Financial Statements.

42  Janus Adviser Series / January 31, 2001

                                                       Janus Adviser   Janus Adviser   Janus Adviser
As of January 31, 2001 (unaudited)     Janus Adviser       Equity        Growth and      Strategic
(all numbers in thousands except          Balanced         Income          Income          Value
net asset value per share)                  Fund            Fund            Fund            Fund
---------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                    $  342,040      $    4,812      $   22,896      $    4,813

  Investments at value:                  $  351,998      $    4,977      $   23,537      $    5,106
    Cash                                        289              28             145             100
    Receivables:
      Investments sold                        1,668              19              30              23
      Portfolio shares sold                   1,988               6             111              45
      Dividends                                 116               3               7               4
      Interest                                2,354               3              48              --
      Due from Advisor                           --              70              81              17
    Other assets                                 --              --              --              --
    Forward currency contracts                   --              --              --              --
---------------------------------------------------------------------------------------------------
Total Assets                                358,413           5,106          23,959           5,295
---------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                     6,819              63             341              15
    Portfolio shares repurchased              1,335              --               9              --
    Advisory fees                               163               3              12               3
  Accrued expenses                              159              24              74              32
  Foreign currency contracts                     --              --              --              --
---------------------------------------------------------------------------------------------------
Total Liabilities                             8,476              90             436              50
---------------------------------------------------------------------------------------------------
Net Assets                               $  349,937      $    5,016      $   23,523      $    5,245
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)            14,056             264           1,334             511
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share                $    24.90      $    18.99      $    17.63      $    10.27
---------------------------------------------------------------------------------------------------

                                                                       Janus Adviser
As of January 31, 2001 (unaudited)     Janus Adviser   Janus Adviser      Flexible     Janus Adviser
(all numbers in thousands except       International     Worldwide         Income       Money Market
net asset value per share)                  Fund            Fund            Fund            Fund
---------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                    $  353,523      $  790,716      $    1,786      $    9,184

  Investments at value:                  $  351,821      $  854,605      $    1,805      $    9,184
    Cash                                        124             444              --               3
    Receivables:
      Investments sold                          885           1,852             103              --
      Portfolio shares sold                   3,421           5,673               8             347
      Dividends                                  42             219              --              --
      Interest                                    4              21              29              53
      Due from Advisor                           --              --              36              63
    Other assets                                 --              --              --              --
    Forward currency contracts                   51             587              --              --
---------------------------------------------------------------------------------------------------
Total Assets                                356,348         863,401           1,981           9,650
---------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                     3,441           4,324             213             171
    Portfolio shares repurchased              2,053           5,640              --               8
    Advisory fees                                45             329               1               2
  Accrued expenses                              221             489              12              29
  Foreign currency contracts                     --              --              --              --
---------------------------------------------------------------------------------------------------
Total Liabilities                             5,760          10,782             226             210
---------------------------------------------------------------------------------------------------
Net Assets                               $  350,588      $  852,619      $    1,755      $    9,440
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)            10,714          22,158             149           9,440
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share                $    32.72      $    38.48      $    11.78      $     1.00
---------------------------------------------------------------------------------------------------

                                     Janus Adviser Series / January 31, 2001  43

Statements of | Operations

                                                                                    Janus Adviser    Janus Adviser
                                                                   Janus Adviser      Aggressive        Capital
For the six months ended January 31, 2001 (unaudited)                  Growth           Growth        Appreciation
(all numbers in thousands)                                              Fund             Fund             Fund
-----------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $      987       $      812       $    2,046
  Dividends                                                                 437              101              186
  Foreign tax withheld                                                      (6)               --              (2)
-----------------------------------------------------------------------------------------------------------------
Total Investment Income                                                   1,418              913            2,230
-----------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                             754            1,183              503
  Transfer agent expenses                                                     3                4                1
  Registration fees                                                          83              110               81
  System fees                                                                 5                6                3
  Custodian fees                                                             29               21               10
  Audit fees                                                                  4                4                4
  Distribution fees                                                         290              455              193
  Administrative fees                                                       290              455              193
  Other expenses                                                             17               15               17
-----------------------------------------------------------------------------------------------------------------
Total Expenses                                                            1,475            2,253            1,005
-----------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (3)              (4)              (2)
-----------------------------------------------------------------------------------------------------------------
Net Expenses                                                              1,472            2,249            1,003
-----------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                              (115)            (138)             (90)
-----------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                          1,357            2,111              913
-----------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                 61          (1,198)            1,317
-----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (6,847)         (49,085)         (15,161)
  Net realized gain/(loss) from foreign currency transactions               256               --               --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                                  23,328            (466)            2,900
-----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   16,737         (49,551)         (12,261)
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      $   16,798       $ (50,749)       $ (10,944)
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

44  Janus Adviser Series / January 31, 2001

                                                                                    Janus Adviser    Janus Adviser    Janus Adviser
                                                                   Janus Adviser        Equity         Growth and       Strategic
For the six months ended January 31, 2001 (unaudited)                 Balanced          Income           Income           Value
(all numbers in thousands)                                              Fund             Fund             Fund             Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $    4,069       $       17       $      152       $        6
  Dividends                                                                 513               11               46               23
  Foreign tax withheld                                                       --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                   4,582               28              198               29
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                             817                9               65               16
  Transfer agent expenses                                                     1                1                4                2
  Registration fees                                                          66               85              105               60
  System fees                                                                 4                3                4                4
  Custodian fees                                                             27               16               27               17
  Audit fees                                                                  2                4                4                4
  Distribution fees                                                         314                3               25                6
  Administrative fees                                                       314                3               25                6
  Other expenses                                                              9               18                7                9
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                            1,554              142              266              124
----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (3)               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                              1,551              142              266              124
----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                               (81)            (118)            (113)             (80)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                          1,470               24              153               44
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              3,112                4               45             (15)
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (3,645)               24            (503)            (143)
  Net realized gain/(loss) from foreign currency transactions                 2                1               --               --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                                   9,985              165              641              293
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    6,342              190              138              150
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      $    9,454       $      194       $      183       $      135
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Janus Adviser
                                                                   Janus Adviser    Janus Adviser       Flexible      Janus Adviser
For the six months ended January 31, 2001 (unaudited)              International      Worldwide          Income       Money Market
(all numbers in thousands)                                              Fund             Fund             Fund             Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                           $    1,852       $    3,486       $       52       $      287
  Dividends                                                                 210              979                1               --
  Foreign tax withheld                                                     (19)             (51)               --               --
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                   2,043            4,414               53              287
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                             599            1,706                5               11
  Transfer agent expenses                                                     3                2                3                2
  Registration fees                                                         119              169               64               90
  System fees                                                                 5                7                3                4
  Custodian fees                                                             73              131               10                2
  Audit fees                                                                  6                5                2                4
  Distribution fees                                                         230              656                2               11
  Administrative fees                                                       230              656                2               11
  Other expenses                                                             16               15                7                5
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                            1,281            3,347               98              140
----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (1)              (4)               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                              1,280            3,343               98              140
----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                              (138)            (195)             (88)            (103)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                          1,142            3,148               10               37
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                901            1,266               43              250
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (8,600)         (13,257)               28               --
  Net realized gain/(loss) from foreign currency transactions               209            2,359               --               --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                                 (1,653)           64,471               19               --
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (10,044)           53,573               47               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      $  (9,143)       $   54,839       $       90       $      250
----------------------------------------------------------------------------------------------------------------------------------

                                     Janus Adviser Series / January 31, 2001  45

Statements of | Changes in Net Assets

                                                                                                     Janus Adviser
                                                                   Janus Adviser    Janus Adviser       Capital
                                                                       Growth     Aggressive Growth   Appreciation
For the six months ended January 31 (unaudited)                         Fund             Fund             Fund
(all numbers in thousands)                                              2001             2001             2001
-----------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $       61       $  (1,198)       $    1,317
  Net realized gain/(loss) from investment transactions                 (6,591)         (49,085)         (15,161)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                  23,328            (466)            2,900
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          16,798         (50,749)         (10,944)
-----------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                    (31)               --          (1,038)
  Net realized gain from investment transactions                             --               --               --
-----------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              (31)               --          (1,038)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           133,488          280,507          102,805
  Shares transferred(1)                                                 156,824          238,484          109,632
  Reinvested dividends and distributions                                     30               --            1,024
  Shares repurchased                                                   (28,682)         (56,599)         (13,392)
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 261,660          462,392          200,069
-----------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                $  278,427       $  411,643       $  188,087
Net Assets:
  Beginning of period(1)                                                     --               --               --
-----------------------------------------------------------------------------------------------------------------
  End of period                                                      $  278,427       $  411,643       $  188,087
-----------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                               261,660          462,392          200,069
  Undistributed net investment income/(loss)                                 30          (1,198)              279
  Undistributed net realized gain/(loss) from investments               (6,591)         (49,085)         (15,161)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                     23,328            (466)            2,900
-----------------------------------------------------------------------------------------------------------------
                                                                     $  278,427       $  411,643       $  188,087
-----------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             4,478            6,390            3,445
  Shares transferred(1)                                                   6,143            5,956            3,781
  Reinvested dividends and distributions                                      1               --               38
-----------------------------------------------------------------------------------------------------------------
Total                                                                    10,622           12,346            7,264
-----------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                      (975)          (1,347)            (454)
Net Increase/(Decrease) in Fund Shares                                    9,647           10,999            6,810
Shares Outstanding, Beginning of Period(1)                                   --               --               --
-----------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         9,647           10,999            6,810
-----------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                            $  113,434       $  291,591       $  116,512
  Proceeds from sales of securities                                      39,205           93,740           34,224
  Purchases of long-term U.S. government obligations                         --               --               --
  Proceeds from sales of long-term U.S. government obligations               --               --               --

(1) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Strategic Value
     Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

For Janus Aspen Series prior period Statement of Changes please see page 48-51.

See Notes to Financial Statements.

46  Janus Adviser Series / January 31, 2001

                                                                                                                      Janus Adviser
                                                                   Janus Adviser    Janus Adviser    Janus Adviser      Strategic
                                                                      Balanced      Equity Income  Growth and Income      Value
For the six months ended January 31 (unaudited)                         Fund             Fund             Fund             Fund
(all numbers in thousands)                                              2001             2001             2001             2001
----------------------------------------------------------------------------------------------------------------------------------
Operations:
                                                                                                                        <C
  Net investment income/(loss)                                       $    3,112       $        4       $       45       $     (15)
  Net realized gain/(loss) from investment transactions                 (3,643)               25            (503)            (143)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                   9,985              165              641              293
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations           9,454              194              183              135
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                 (2,449)              (8)             (38)               --
  Net realized gain from investment transactions                             --             (53)               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (2,449)             (61)             (38)               --
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           249,874            4,320            7,678            5,110
  Shares transferred(1)                                                 131,238            1,185           17,894              N/A
  Reinvested dividends and distributions                                  2,449               62               36               --
  Shares repurchased                                                   (40,629)            (684)          (2,230)               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 342,932            4,883           23,378            5,110
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                $  349,937       $    5,016       $   23,523       $    5,245
Net Assets:
  Beginning of period(1)                                                     --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $  349,937       $    5,016       $   23,523       $    5,245
----------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                               342,932            4,883           23,378            5,110
  Undistributed net investment income/(loss)                                663              (4)                7             (15)
  Undistributed net realized gain/(loss) from investments               (3,643)             (28)            (503)            (143)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                      9,985              165              641              293
----------------------------------------------------------------------------------------------------------------------------------
                                                                     $  349,937       $    5,016       $   23,523       $    5,245
----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            10,013              228              524              511
  Shares transferred(1)                                                   5,577               69              928              N/A
  Reinvested dividends and distributions                                    100                3                2               --
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                    15,690              300            1,454              511
----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (1,634)             (36)            (120)               --
Net Increase/(Decrease) in Fund Shares                                   14,056              264            1,334              511
Shares Outstanding, Beginning of Period(1)                                   --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        14,056              264            1,334              511
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                            $  183,126       $    4,690       $    9,645       $    6,656
  Proceeds from sales of securities                                      53,621            1,287            4,086            1,800
  Purchases of long-term U.S. government obligations                     59,201               --              807               --
  Proceeds from sales of long-term U.S. government obligations            4,972               --               --               --

                                                                   Janus Adviser    Janus Adviser    Janus Adviser    Janus Adviser
                                                                   International      Worldwide     Flexible Income    Money Market
For the six months ended January 31 (unaudited)                         Fund             Fund             Fund             Fund
(all numbers in thousands)                                              2001             2001             2001             2001
----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $      901       $    1,266       $       43       $      250
  Net realized gain/(loss) from investment transactions                 (8,391)         (10,898)               28               --
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                 (1,653)           64,471               19               --
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (9,143)           54,839               90              250
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                   (667)          (3,041)             (44)            (250)
  Net realized gain from investment transactions                          (665)               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (1,332)          (3,041)             (44)            (250)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           366,230          623,600            2,998           27,417
  Shares transferred(1)                                                  41,133          307,138              822            6,652
  Reinvested dividends and distributions                                  1,298            3,020               43              240
  Shares repurchased                                                   (47,598)        (132,937)          (2,154)         (24,869)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 361,063          800,821            1,709            9,440
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                $  350,588       $  852,619       $    1,755       $    9,440
Net Assets:
  Beginning of period(1)                                                     --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
  End of period                                                      $  350,588       $  852,619       $    1,755       $    9,440
----------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                               361,063          800,821            1,709            9,440
  Undistributed net investment income/(loss)                                234          (1,775)              (1)               --
  Undistributed net realized gain/(loss) from investments               (9,056)         (10,898)               28               --
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                    (1,653)           64,471               19               --
----------------------------------------------------------------------------------------------------------------------------------
                                                                     $  350,588       $  852,619       $    1,755       $    9,440
----------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            10,815           16,021              258           27,417
  Shares transferred(1)                                                   1,303            9,376               71            6,652
  Reinvested dividends and distributions                                     41               82                4              240
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                    12,159           25,479              333           34,309
----------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (1,445)          (3,321)            (184)         (24,869)
Net Increase/(Decrease) in Fund Shares                                   10,714           22,158              149            9,440
Shares Outstanding, Beginning of Period(1)                                   --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        10,714           22,158              149            9,440
----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                            $  330,096       $  571,648       $    1,790               --
  Proceeds from sales of securities                                      36,531          160,100            1,178               --
  Purchases of long-term U.S. government obligations                         --               --            2,521               --
  Proceeds from sales of long-term U.S. government obligations               --               --            2,251               --

                                     Janus Adviser Series / January 31, 2001  47

                                                                           Janus Aspen
For the seven months ended July 31, 2000                                     Growth
and for the fiscal year ended December 31                                   Portfolio
(all numbers in thousands)                                           2000(1)           1999
-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      4,048     $      5,209
  Net realized gain/(loss) from investment transactions                161,647          155,359
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                              (207,281)          582,872
-----------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  (41,586)          743,440
-----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                (4,744)          (4,543)
  Net realized gain from investment transactions                     (317,739)          (9,036)
-----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (322,483)         (13,579)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                             1,134,692        1,298,997
    Retirement Shares                                                  153,080           52,393
    Service Shares                                                      20,456               --
  Reinvested dividends and distributions
    Institutional Shares                                               307,095           13,566
    Retirement Shares                                                   14,214               13
    Service Shares                                                       1,174               --
  Shares repurchased
    Institutional Shares                                             (131,074)        (194,056)
    Retirement Shares                                                 (19,033)          (2,358)
    Service Shares                                                        (71)               --
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              1,480,533        1,168,555
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                1,116,464        1,898,416
Net Assets:
  Beginning of period                                                3,001,983        1,103,567
-----------------------------------------------------------------------------------------------
  End of period                                                   $  4,118,447     $  3,001,983
-----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                         $  3,422,090     $  1,941,557
  Undistributed net investment income/(loss)                               168              864
  Undistributed net realized gain/(loss) from investments                (729)          155,363
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                   696,918          904,199
-----------------------------------------------------------------------------------------------
                                                                  $  4,118,447     $  3,001,983
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           33,163           47,425
  Reinvested dividends and distributions                                 9,811              486
-----------------------------------------------------------------------------------------------
Total                                                                   42,974           47,911
-----------------------------------------------------------------------------------------------
Shares Repurchased                                                     (3,862)          (7,339)
Net Increase/(Decrease) in Portfolio Shares                             39,112           40,572
Shares Outstanding, Beginning of Period                                 87,457           46,885
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      126,569           87,457
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                        4,483,356        1,844,663
  Reinvested dividends and distributions                               455,506              475
-----------------------------------------------------------------------------------------------
Total                                                                4,938,862        1,845,138
-----------------------------------------------------------------------------------------------
Shares Repurchased                                                   (560,239)         (81,361)
Net Increase/(Decrease) in Portfolio Shares                          4,378,623        1,763,777
Shares Outstanding, Beginning of Period                              1,764,531              754
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    6,143,154        1,764,531
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                          615,176               --
  Reinvested dividends and distributions                                37,963               --
-----------------------------------------------------------------------------------------------
Total                                                                  653,139               --
-----------------------------------------------------------------------------------------------
Shares Repurchased                                                     (2,154)               --
Net Increase/(Decrease) in Portfolio Shares                            650,985               --
Shares Outstanding, Beginning of Period                                     --               --
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      650,985               --
-----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                         $  2,016,800     $  1,792,760
  Proceeds from sales of securities                                    911,315          845,225
  Purchases of long-term U.S. government obligations                        --               --
  Proceeds from sales of long-term U.S. government obligations              --               --

(1) A reorganization of the Retirement Shares of Janus Aspen Series occurred at the close of business on July 31, 2000. The net assets of the Retirement Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. The information shown comes from audited financial statements for Janus Aspen Series for the period January 1, 2000 to July 31, 2000.

See Notes to Financial Statements.

48  Janus Adviser Series / January 31, 2001

                                                                           Janus Aspen                       Janus Aspen
For the seven months ended July 31, 2000                                Aggressive Growth               Capital Appreciation
and for the fiscal year ended December 31                                   Portfolio                         Portfolio
(all numbers in thousands)                                           2000(1)           1999            2000(1)           1999
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $   (11,702)     $    (7,523)     $      8,677     $      1,957
  Net realized gain/(loss) from investment transactions                113,714          392,796         (17,648)            3,659
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                              (374,262)        1,148,333         (74,429)          169,996
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 (272,250)        1,533,606         (83,400)          175,612
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                     --               --          (9,094)          (1,635)
  Net realized gain from investment transactions                     (545,272)         (52,162)            (585)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (545,272)         (52,162)          (9,679)          (1,635)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                             2,069,314        1,695,094          505,957          425,454
    Retirement Shares                                                  314,482           34,652          108,622           21,310
    Service Shares                                                      45,819               --          449,981               --
  Reinvested dividends and distributions
    Institutional Shares                                               512,417           52,029            7,779            1,635
    Retirement Shares                                                   29,624              133              427               --
    Service Shares                                                       3,231               --            1,473               --
  Shares repurchased
    Institutional Shares                                             (481,091)        (665,828)         (41,578)         (44,052)
    Retirement Shares                                                 (38,550)          (2,937)          (6,785)          (2,391)
    Service Shares                                                       (546)               --         (24,609)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              2,454,700        1,113,143        1,001,267          401,956
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                1,637,178        2,594,587          908,188          575,933
Net Assets:
  Beginning of period                                                3,367,547          772,960          650,140           74,207
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  5,004,725     $  3,367,547     $  1,558,328     $    650,140
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                         $  4,043,097     $  1,588,397     $  1,461,171     $    459,904
  Undistributed net investment income/(loss)                          (11,704)              (2)             (61)              356
  Undistributed net realized gain/(loss) from investments             (48,332)          383,226         (18,521)            (288)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                 1,021,664        1,395,926          115,739          190,168
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $  5,004,725     $  3,367,547     $  1,558,328     $    650,140
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           32,727           45,266           15,094           16,966
  Reinvested dividends and distributions                                 9,599            1,555              249               55
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   42,326           46,821           15,343           17,021
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (7,875)         (19,177)          (1,253)          (1,847)
Net Increase/(Decrease) in Portfolio Shares                             34,451           27,644           14,090           15,174
Shares Outstanding, Beginning of Period                                 55,608           27,964           18,894            3,720
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       90,059           55,608           32,984           18,894
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                        5,216,843          872,484        3,260,486          805,168
  Reinvested dividends and distributions                               566,408            4,023           13,809               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                5,783,251          876,507        3,274,295          805,168
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                   (640,402)         (63,544)        (207,295)         (93,123)
Net Increase/(Decrease) in Portfolio Shares                          5,142,849          812,963        3,067,000          712,045
Shares Outstanding, Beginning of Period                                813,583              620          713,045            1,000
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    5,956,432          813,583        3,780,045          713,045
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                          810,743               --       13,687,135               --
  Reinvested dividends and distributions                                61,521               --           47,959               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                  872,264               --       13,735,094               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (9,753)               --        (775,084)               --
Net Increase/(Decrease) in Portfolio Shares                            862,511               --       12,960,010               --
Shares Outstanding, Beginning of Period                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      862,511               --       12,960,010               --
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                         $  3,947,537     $  2,594,856     $    579,385     $    380,037
  Proceeds from sales of securities                                  2,135,239        1,580,979           57,785          105,924
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

                                                                           Janus Aspen                      Janus Aspen
For the seven months ended July 31, 2000                                    Balanced                       Equity Income
and for the fiscal year ended December 31                                   Portfolio                         Portfolio
(all numbers in thousands)                                           2000(1)           1999            2000(1)           1999
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     53,501     $     46,012     $         18     $         45
  Net realized gain/(loss) from investment transactions                 95,334          180,516            2,259            2,279
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                              (172,106)          185,339          (2,763)            2,881
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  (23,271)          411,867            (486)            5,205
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                               (57,472)         (42,435)             (29)             (38)
  Net realized gain from investment transactions                     (275,658)               --          (4,560)             (59)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (333,130)         (42,435)          (4,589)             (97)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                               748,818        1,279,277            3,214            9,006
    Retirement Shares                                                  110,748           34,954            1,097              382
    Service Shares                                                      13,835               --               87               --
  Reinvested dividends and distributions
    Institutional Shares                                               319,930           41,850            4,230               97
    Retirement Shares                                                   12,399              585              346               --
    Service Shares                                                         801               --               13               --
  Shares repurchased
    Institutional Shares                                              (47,202)        (112,729)          (4,854)          (4,176)
    Retirement Shares                                                 (22,210)          (6,449)            (169)             (15)
    Service Shares                                                       (164)               --              (1)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              1,136,955        1,237,488            3,963            5,294
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  780,554        1,606,920          (1,112)           10,402
Net Assets:
  Beginning of period                                                2,506,677          899,757           19,439            9,037
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  3,287,231     $  2,506,677     $     18,327     $     19,439
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                         $  3,080,279     $  1,943,324     $     15,855     $     11,892
  Undistributed net investment income/(loss)                               133            4,104               --               11
  Undistributed net realized gain/(loss) from investments              (1,030)          179,294             (23)            2,278
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                   207,849          379,955            2,495            5,258
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $  3,287,231     $  2,506,677     $     18,327     $     19,439
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           26,931           51,595              120              405
  Reinvested dividends and distributions                                12,517            1,581              196                4
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   39,448           53,176              316              409
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (1,686)          (4,522)            (179)            (179)
Net Increase/(Decrease) in Portfolio Shares                             37,762           48,654              137              230
Shares Outstanding, Beginning of Period                                 87,880           39,226              695              465
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      125,642           87,880              832              695
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                        3,981,022        1,385,492           41,626           16,783
  Reinvested dividends and distributions                               482,655           22,009           16,227                5
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                4,463,677        1,407,501           57,853           16,788
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                   (800,179)        (259,945)          (6,486)            (662)
Net Increase/(Decrease) in Portfolio Shares                          3,663,498        1,147,556           51,367           16,126
Shares Outstanding, Beginning of Period                              1,911,699          764,143           17,139            1,013
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    5,575,197        1,911,699           68,506           17,139
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                          506,596               --            3,591               --
  Reinvested dividends and distributions                                30,943               --              630               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                  537,539               --            4,221               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (5,872)               --              (2)               --
Net Increase/(Decrease) in Portfolio Shares                            531,667               --            4,219               --
Shares Outstanding, Beginning of Period                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      531,667               --            4,219               --
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                         $  1,320,748     $  2,132,273     $      8,613     $     20,547
  Proceeds from sales of securities                                    916,905        1,209,464           10,097           16,287
  Purchases of long-term U.S. government obligations                   226,587          479,559               --               --
  Proceeds from sales of long-term U.S. government obligations           8,386          199,818               --               --

                                                                           Janus Aspen
For the seven months ended July 31, 2000                                Growth and Income
and for the fiscal year ended December 31                                   Portfolio
(all numbers in thousands)                                           2000(1)           1999
-----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $        601     $        165
  Net realized gain/(loss) from investment transactions                (1,428)            2,395
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                (7,258)           22,577
-----------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   (8,085)           25,137
-----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                  (666)            (137)
  Net realized gain from investment transactions                       (2,330)               --
-----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (2,996)            (137)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                64,398           59,997
    Retirement Shares                                                   13,780            6,207
    Service Shares                                                       4,896               --
  Reinvested dividends and distributions
    Institutional Shares                                                 2,703              137
    Retirement Shares                                                      238               --
    Service Shares                                                          56               --
  Shares repurchased
    Institutional Shares                                               (7,685)          (5,500)
    Retirement Shares                                                  (1,930)            (804)
    Service Shares                                                        (25)               --
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 76,431           60,037
-----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   65,350           85,037
Net Assets:
  Beginning of period                                                   91,462            6,425
-----------------------------------------------------------------------------------------------
  End of period                                                   $    156,812     $     91,462
-----------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                         $    142,005     $     65,574
  Undistributed net investment income/(loss)                              (35)               30
  Undistributed net realized gain/(loss) from investments              (1,482)            2,276
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                    16,324           23,582
-----------------------------------------------------------------------------------------------
                                                                  $    156,812     $     91,462
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            3,092            3,889
  Reinvested dividends and distributions                                   139                7
-----------------------------------------------------------------------------------------------
Total                                                                    3,231            3,896
-----------------------------------------------------------------------------------------------
Shares Repurchased                                                       (373)            (365)
Net Increase/(Decrease) in Portfolio Shares                              2,858            3,531
Shares Outstanding, Beginning of Period                                  4,067              536
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        6,925            4,067
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                          670,648          392,132
  Reinvested dividends and distributions                                12,309               --
-----------------------------------------------------------------------------------------------
Total                                                                  682,957          392,132
-----------------------------------------------------------------------------------------------
Shares Repurchased                                                    (92,538)         (55,446)
Net Increase/(Decrease) in Portfolio Shares                            590,419          336,686
Shares Outstanding, Beginning of Period                                337,686            1,000
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      928,105          337,686
-----------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                          247,140               --
  Reinvested dividends and distributions                                 2,893               --
-----------------------------------------------------------------------------------------------
Total                                                                  250,033               --
-----------------------------------------------------------------------------------------------
Shares Repurchased                                                     (1,218)               --
Net Increase/(Decrease) in Portfolio Shares                            248,815               --
Shares Outstanding, Beginning of Period                                     --               --
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      248,815               --
-----------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                         $     79,359     $     60,532
  Proceeds from sales of securities                                     17,364           15,498
  Purchases of long-term U.S. government obligations                        --               --
  Proceeds from sales of long-term U.S. government obligations              --               --

(2) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.

                                     Janus Adviser Series / January 31, 2001  49

                                                                   Janus Aspen
For the seven months ended July 31, 2000                         Strategic Value
and for the fiscal year ended December 31                           Portfolio
(all numbers in thousands)                                            2000(3)
--------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $          9
  Net realized gain/(loss) from investment transactions                      7
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                     15
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                        31
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                     --
  Net realized gain from investment transactions                            --
--------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --
--------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                 3,272
    Retirement Shares                                                       --
    Service Shares                                                          53
  Reinvested dividends and distributions
    Institutional Shares                                                    --
    Retirement Shares                                                       --
    Service Shares                                                          --
  Shares repurchased
    Institutional Shares                                                 (336)
    Retirement Shares                                                       --
    Service Shares                                                          --
--------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  2,989
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    3,020
Net Assets:
  Beginning of period                                                       --
--------------------------------------------------------------------------------
  End of period                                                   $      3,020
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                         $      2,989
  Undistributed net investment income/(loss)                                 9
  Undistributed net realized gain/(loss) from investments                    7
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                        15
--------------------------------------------------------------------------------
                                                                  $      3,020
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                              326
  Reinvested dividends and distributions                                    --
--------------------------------------------------------------------------------
Total                                                                      326
--------------------------------------------------------------------------------
Shares Repurchased                                                        (34)
Net Increase/(Decrease) in Portfolio Shares                                292
Shares Outstanding, Beginning of Period                                     --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                                          292
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                               --
  Reinvested dividends and distributions                                    --
--------------------------------------------------------------------------------
Total                                                                       --
--------------------------------------------------------------------------------
Shares Repurchased                                                          --
Net Increase/(Decrease) in Portfolio Shares                                 --
Shares Outstanding, Beginning of Period                                     --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                                           --
--------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                            5,206
  Reinvested dividends and distributions                                    --
--------------------------------------------------------------------------------
Total                                                                    5,206
--------------------------------------------------------------------------------
Shares Repurchased                                                        (20)
Net Increase/(Decrease) in Portfolio Shares                              5,186
Shares Outstanding, Beginning of Period                                     --
--------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        5,186
--------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                         $      2,131
  Proceeds from sales of securities                                         83
  Purchases of long-term U.S. government obligations                        --
  Proceeds from sales of long-term U.S. government obligations              --

(1) A reorganization of the Retirement Shares of Janus Aspen Series occurred at the close of business on July 31, 2000. The net assets of the Retirement Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. The information shown comes from audited financial statements for Janus Aspen Series for the period January 1, 2000 to July 31, 2000.

See Notes to Financial Statements.

50  Janus Adviser Series / January 31, 2001

                                                                           Janus Aspen                       Janus Aspen
For the seven months ended July 31, 2000                               International Growth               Worldwide Growth
and for the fiscal year ended December 31                                   Portfolio                         Portfolio
(all numbers in thousands)                                           2000(1)           1999            2000(1)           1999
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     21,340     $      1,093     $     23,064     $      7,750
  Net realized gain/(loss) from investment transactions                 63,817            9,375          605,322          191,001
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                              (152,206)          333,771        (746,645)        2,184,175
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                  (67,049)          344,239        (118,259)        2,382,926
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                               (21,513)          (1,019)         (23,973)          (6,818)
  Net realized gain from investment transactions                      (54,147)               --        (703,192)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (75,660)          (1,019)        (727,165)          (6,818)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                             1,172,242          438,134        3,005,920        2,167,550
    Retirement Shares                                                   41,309           12,225          329,800          137,824
    Service Shares                                                     462,886               --           24,016               --
  Reinvested dividends and distributions
    Institutional Shares                                                59,132            1,018          694,101            6,818
    Retirement Shares                                                    2,047                1           31,514               --
    Service Shares                                                      14,481               --            1,550               --
  Shares repurchased
    Institutional Shares                                             (639,449)        (277,609)        (733,902)        (898,433)
    Retirement Shares                                                  (8,874)            (738)         (82,053)         (14,907)
    Service Shares                                                    (95,088)               --            (515)               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              1,008,686          173,031        3,270,431        1,398,852
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  865,977          516,251        2,425,007        3,774,960
Net Assets:
  Beginning of period                                                  827,378          311,127        6,671,172        2,896,212
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  1,693,355     $    827,378     $  9,096,179     $  6,671,172
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                         $  1,454,929     $    446,243     $  6,878,624     $  3,608,193
  Undistributed net investment income/(loss)                               (4)              169              163            1,072
  Undistributed net realized gain/(loss) from investments                1,188          (8,482)            6,600          104,470
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                   237,242          389,448        2,210,792        2,957,437
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $  1,693,355     $    827,378     $  9,096,179     $  6,671,172
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                           28,366           17,341           60,532           62,563
  Reinvested dividends and distributions                                 1,612               44           15,754              209
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   29,978           17,385           76,286           62,772
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                    (15,759)         (11,053)         (14,843)         (26,096)
Net Increase/(Decrease) in Portfolio Shares                             14,219            6,332           61,443           36,676
Shares Outstanding, Beginning of Period                                 20,955           14,623          136,049           99,373
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       35,174           20,955          197,492          136,049
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                        1,025,887          466,618        6,658,751        3,868,907
  Reinvested dividends and distributions                                56,175               40          719,863               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                1,082,062          466,658        7,378,614        3,868,907
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                   (220,009)         (26,923)      (1,662,497)        (403,114)
Net Increase/(Decrease) in Portfolio Shares                            862,053          439,735        5,716,117        3,465,793
Shares Outstanding, Beginning of Period                                440,543              808        3,666,659          200,866
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    1,302,596          440,543        9,382,776        3,666,659
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                       11,415,935               --          504,720               --
  Reinvested dividends and distributions                               399,919               --           35,550               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                               11,815,854               --          540,270               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                 (2,384,123)               --         (11,028)               --
Net Increase/(Decrease) in Portfolio Shares                          9,431,731               --          529,242               --
Shares Outstanding, Beginning of Period                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    9,431,731               --          529,242               --
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                         $    939,721     $    446,784     $  3,996,198     $  3,549,960
  Proceeds from sales of securities                                    324,592          325,107        1,997,823        2,490,945
  Purchases of long-term U.S. government obligations                        --               --               --               --
  Proceeds from sales of long-term U.S. government obligations              --               --               --               --

                                                                           Janus Aspen                       Janus Aspen
For the seven months ended July 31, 2000                                 Flexible Income                    Money Market
and for the fiscal year ended December 31                                   Portfolio                         Portfolio
(all numbers in thousands)                                           2000(1)           1999            2000(1)           1999
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      8,126     $     11,300     $      2,281     $      2,717
  Net realized gain/(loss) from investment transactions                (4,583)          (3,338)               --                3
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency                                  (273)          (5,120)               --               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                     3,270            2,842            2,281            2,720
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                (8,012)         (11,043)          (2,281)          (2,717)
  Net realized gain from investment transactions                            --            (977)               --              (3)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (8,012)         (12,020)          (2,281)          (2,720)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Institutional Shares                                                49,633           92,026          143,716          211,038
    Retirement Shares                                                      324              872           22,027            1,225
    Service Shares                                                          79               --               10               --
  Reinvested dividends and distributions
    Institutional Shares                                                 7,980           12,003            2,126            2,713
    Retirement Shares                                                       31               17              152                7
    Service Shares                                                           1               --               --               --
  Shares repurchased
    Institutional Shares                                              (29,346)         (37,764)        (154,101)        (183,175)
    Retirement Shares                                                    (369)             (47)         (16,648)             (90)
    Service Shares                                                          --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 28,333           67,107           (2,718)          31,718
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   23,591           57,929           (2,718)          31,718
Net Assets:
  Beginning of period                                                  187,523          129,594           70,419           38,701
---------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $    211,114     $    187,523     $     67,701     $     70,419
---------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                         $    221,589     $    193,256     $     67,701     $     70,419
  Undistributed net investment income/(loss)                               506              392               --               --
  Undistributed net realized gain/(loss) from investments              (7,967)          (3,384)               --               --
  Unrealized appreciation/(depreciation) of
    investments and foreign currency                                   (3,014)          (2,741)               --               --
---------------------------------------------------------------------------------------------------------------------------------
                                                                  $    211,114     $    187,523     $     67,701     $     70,419
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
  Shares sold                                                            4,348            7,752          143,716          211,038
  Reinvested dividends and distributions                                   712            1,047            2,126            2,713
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                    5,060            8,799          145,842          213,751
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                     (2,568)          (3,192)        (154,101)        (183,175)
Net Increase/(Decrease) in Portfolio Shares                              2,492            5,607          (8,259)           30,576
Shares Outstanding, Beginning of Period                                 16,357           10,750           69,266           38,690
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       18,849           16,357           61,007           69,266
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Retirement Shares(2)
  Shares sold                                                           27,606           73,392       22,027,482        1,224,357
  Reinvested dividends and distributions                                 2,716            1,470          151,526            7,522
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                   30,322           74,862       22,179,008        1,231,879
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                    (31,218)          (4,008)               --         (89,650)
Net Increase/(Decrease) in Portfolio Shares                              (896)           70,854        5,531,367        1,142,229
Shares Outstanding, Beginning of Period                                 71,843              989        1,153,031           10,802
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       70,947           71,843        6,684,398        1,153,031
---------------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
  Shares sold                                                            6,980               --           10,001               --
  Reinvested dividends and distributions                                    45               --              331               --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                    7,025               --           10,332               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                                          --               --              (1)               --
Net Increase/(Decrease) in Portfolio Shares                              7,025               --           10,331               --
Shares Outstanding, Beginning of Period                                     --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        7,025               --           10,331               --
---------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                         $    130,080     $    203,810               --               --
  Proceeds from sales of securities                                    127,715          134,399               --               --
  Purchases of long-term U.S. government obligations                    62,263           21,790               --               --
  Proceeds from sales of long-term U.S. government obligations          45,943           35,724               --               --

(2) Transactions in Portfolio Shares - Retirement and Service Shares are not in thousands.
(3)  Period May 1, 2000 (inception) to July 31, 2000.

                                     Janus Adviser Series / January 31, 2001  51

Financial | Highlights

                                                                                             Janus Aspen
                                                    Janus Adviser                          Growth Portfolio
                                                    Growth Fund(1)                       Retirement Shares(2)
                                                         2001            2000            1999            1998           1997(4)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    30.82      $    33.63      $    23.45      $    18.46      $    16.18
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .01           (.02)             .07           (.03)             .04
  Net gains/(losses) on securities
    (both realized and unrealized)                        (1.97)           (.22)           10.25            6.32            2.71
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.96)           (.24)           10.32            6.29            2.75
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      --              --              --              --           (.10)
  Distributions (from capital gains)                          --          (2.57)           (.14)          (1.30)           (.37)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --          (2.57)           (.14)          (1.30)           (.47)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    28.86      $    30.82      $    33.63      $    23.45      $    18.46
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            (6.35)%          (.64)%          44.12%          34.99%          17.22%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  278,427      $  189,318      $   59,334      $       18      $       12
Average Net Assets for the Period (in thousands)      $  230,064      $  127,737      $   12,209      $       13      $       11
Ratio of Gross Expenses to Average Net Assets**(3)         1.17%           1.17%           1.17%           1.18%           1.20%
Ratio of Net Expenses to Average Net Assets**(3)           1.17%           1.17%           1.17%           1.18%           1.20%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  0.05%         (0.30)%         (0.25)%         (0.23)%           0.29%
Portfolio Turnover Rate**                                    38%             46%             53%             73%            122%

                                                    Janus Adviser                           Janus Aspen
                                                     Aggressive                      Aggressive Growth Portfolio
                                                    Growth Fund(1)                       Retirement Shares(2)
                                                         2001            2000            1999            1998           1997(4)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    50.78      $    58.91      $    27.42      $    20.49      $    16.12
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             (.11)           (.17)             .19           (.12)           (.06)
  Net gains/(losses) on securities
    (both realized and unrealized)                       (13.25)          (1.63)           32.70            7.05            4.43
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (13.36)          (1.80)           32.89            6.93            4.37
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                      --              --              --              --              --
  Distributions (from capital gains)                          --          (6.33)          (1.40)              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           --          (6.33)          (1.40)              --              --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    37.42      $    50.78      $    58.91      $    27.42      $    20.49
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           (26.31)%         (3.17)%         124.34%          33.58%          27.11%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  411,643      $  302,466      $   47,928      $       17      $       13
Average Net Assets for the Period (in thousands)      $  361,005      $  162,084      $    9,786      $       14      $       11
Ratio of Gross Expenses to Average Net Assets**(3)         1.16%           1.17%           1.19%           1.26%           1.32%
Ratio of Net Expenses to Average Net Assets**(3)           1.16%           1.17%           1.19%           1.26%           1.32%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                (0.66)%         (1.01)%         (1.00)%         (0.86)%         (0.62)%
Portfolio Turnover Rate**                                    54%             84%            105%            132%            130%

 *   Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of JanusAspen Series into the corresponding funds of Janus Adviser Series (except Strategic Value Fund). The information shown is for a share outstanding during the six month period from August 1, 2000 to January 31, 2001 for the Janus Adviser Series. (unaudited)
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnote #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

52  Janus Adviser Series / January 31, 2001

                                                    Janus Adviser                            Janus Aspen
                                                 Capital Appreciation               Capital Appreciation Portfolio
                                                        Fund(1)                          Retirement Shares(2)
                                                         2001            2000            1999            1998           1997(4)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    31.32      $    33.00      $    19.86      $    12.62      $    10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .21             .09           (.08)           (.04)             .12
  Net gains/(losses) on securities
    (both realized and unrealized)                        (3.74)          (1.66)           13.22            7.28            2.50
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.53)          (1.57)           13.14            7.24            2.62
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.17)           (.10)              --              --              --
  Distributions (from capital gains)                          --           (.01)              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.17)           (.11)              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    27.62      $    31.32      $    33.00      $    19.86      $    12.62
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           (11.25)%         (4.74)%          66.16%          57.37%          26.20%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  188,087      $  118,394      $   23,529      $       20      $       13
Average Net Assets for the Period (in thousands)      $  153,547      $   65,965      $    4,402      $       15      $       12
Ratio of Gross Expenses to Average Net Assets**(3)         1.18%           1.17%           1.19%           1.44%           1.73%
Ratio of Net Expenses to Average Net Assets**(3)           1.18%           1.17%           1.19%           1.44%           1.73%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  1.70%           0.97%           0.23%         (0.25)%           1.55%
Portfolio Turnover Rate**                                    69%             13%             52%             91%            101%


                                                                                             Janus Aspen
                                                    Janus Adviser                         Balanced Portfolio
                                                   Balanced Fund(1)                      Retirement Shares(2)
                                                         2001            2000            1999            1998           1997(4)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    25.14      $    28.04      $    22.59      $    17.47      $    15.38
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .27             .28             .46             .21             .27
  Net gains/(losses) on securities
    (both realized and unrealized)                         (.29)           (.52)            5.41            5.58            2.30
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (.02)           (.24)            5.87            5.79            2.57
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.22)           (.33)           (.42)           (.18)           (.30)
  Distributions (from capital gains)                          --          (2.33)             --            (.49)           (.18)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.22)          (2.66)           (.42)           (.67)           (.48)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    24.90      $    25.14      $    28.04      $    22.59      $    17.47
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            (0.12)%         (0.86)%          26.13%          33.59%          16.92%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  349,937      $  140,179      $   53,598      $   17,262      $       12
Average Net Assets for the Period (in thousands)      $  249,212      $   96,509      $   28,498      $    3,650      $       11
Ratio of Gross Expenses to Average Net Assets**(3)         1.17%           1.17%           1.19%           1.24%           1.32%
Ratio of Net Expenses to Average Net Assets**(3)           1.17%           1.17%           1.19%           1.24%           1.32%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  2.48%           2.67%           2.36%           2.04%           2.38%
Portfolio Turnover Rate**                                    74%             59%             92%             70%            139%

 *   Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Strategic Value Fund). The information shown is for a share outstanding during the six month period from August 1, 2000 to January 31, 2001 for the Janus Adviser Series. (unaudited)
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnote #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                     Janus Adviser Series / January 31, 2001  53

                                                    Janus Adviser                            Janus Aspen
                                                    Equity Income                      Equity Income Portfolio
                                                       Fund(1)                           Retirement Shares(2)
                                                         2001            2000            1999            1998           1997(4)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    19.99      $    27.07      $    19.28      $    13.42      $    10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .01           (.03)             .03           (.05)             .01
  Net gains/(losses) on securities
    (both realized and unrealized)                         (.78)           (.88)            7.85            6.12            3.41
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (.77)           (.91)            7.88            6.07            3.42
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.03)              --              --              --              --
  Distributions (from capital gains)                       (.20)          (6.17)           (.09)           (.21)              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.23)          (6.17)           (.09)           (.21)              --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    18.99      $    19.99      $    27.07      $    19.28      $    13.42
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                            (3.83)%         (3.34)%          40.94%          45.55%          34.20%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $    5,016      $    1,369      $      464      $       20      $       13
Average Net Assets for the Period (in thousands)      $    2,704      $    1,264      $      128      $       16      $       12
Ratio of Gross Expenses to Average Net Assets**(3)         1.75%           1.76%           1.78%           1.75%           1.74%
Ratio of Net Expenses to Average Net Assets**(3)           1.75%           1.76%           1.77%           1.75%           1.74%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  0.28%         (0.30)%         (0.04)%         (0.33)%           0.07%
Portfolio Turnover Rate**                                   101%             86%            114%             79%            128%

                                                    Janus Adviser                    Janus Aspen
                                                      Growth and             Growth and Income Portfolio
                                                    Income Fund(1)               Retirement Shares(2)
                                                         2001            2000            1999            1998(5)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    19.28      $    20.68      $    11.94      $    10.00
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .04             .02           (.01)             .01
  Net gains/(losses) on securities
    (both realized and unrealized)                        (1.66)          (1.08)            8.75            1.93
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.62)          (1.06)            8.74            1.94
----------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.03)           (.03)              --              --
  Distributions (from capital gains)                          --           (.31)              --              --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.03)           (.34)              --              --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    17.63      $    19.28      $    20.68      $    11.94
----------------------------------------------------------------------------------------------------------------
Total Return*                                            (8.39)%         (5.13)%          73.20%          19.40%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $   23,523      $   17,894      $    6,982      $       12
Average Net Assets for the Period (in thousands)      $   19,944      $   11,641      $    1,826      $       10
Ratio of Gross Expenses to Average Net Assets**(3)         1.52%           1.25%           1.53%           1.72%
Ratio of Net Expenses to Average Net Assets**(3)           1.52%           1.24%           1.53%           1.72%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  0.45%           0.35%           0.11%           0.21%
Portfolio Turnover Rate**                                    48%             27%             59%             62%

 *   Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Strategic Value Fund). The information shown is for a share outstanding during the six month period from August 1, 2000 to January 31, 2001 for the Janus Adviser Series. (unaudited)
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnote #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.
(5)  Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

54  Janus Adviser Series / January 31, 2001

                                                                   Janus Adviser
                                                                     Strategic
For a share outstanding during the six months                        Value Fund
ended January 31 (unaudited)                                            2001
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $    10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           (.03)
  Net gains/(losses) on securities
    (both realized and unrealized)                                         .30
--------------------------------------------------------------------------------
Total from Investment Operations                                           .27
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                                    --
  Distributions (from capital gains)                                        --
--------------------------------------------------------------------------------
Total Distributions                                                         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    10.27
--------------------------------------------------------------------------------
Total Return*                                                            2.70%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $    5,245
Average Net Assets for the Period (in thousands)                    $    4,960
Ratio of Gross Expenses to Average Net Assets**(3)                       1.75%
Ratio of Net Expenses to Average Net Assets**(3)                         1.75%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                              (0.60)%
Portfolio Turnover Rate**                                                  75%

                                                     Janus Adviser                           Janus Aspen
                                                     International                  International Growth Portfolio
                                                        Fund(1)                          Retirement Shares(2)
                                                         2001            2000            1999            1998           1997(4)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    36.85      $    38.56      $    21.27      $    18.44      $    16.80
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .11             .42              --             .05             .04
  Net gains/(losses) on securities
    (both realized and unrealized)                        (4.06)           (.49)           17.30            3.07            1.73
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (3.95)           (.07)           17.30            3.12            1.77
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.09)           (.39)           (.01)           (.01)           (.09)
  Distributions (from capital gains)                       (.09)          (1.25)              --           (.28)           (.04)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.18)          (1.64)           (.01)           (.29)           (.13)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    32.72      $    36.85      $    38.56      $    21.27      $    18.44
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           (10.71)%          (.10)%          81.32%          16.86%          10.53%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  350,588      $   48,003      $   16,986      $       17      $       11
Average Net Assets for the Period (in thousands)      $  182,697      $   33,338      $    3,738      $       13      $       11
Ratio of Gross Expenses to Average Net Assets**(3)         1.24%           1.22%           1.25%           1.35%           1.45%
Ratio of Net Expenses to Average Net Assets**(3)           1.24%           1.22%           1.24%           1.35%           1.45%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  0.98%           2.58%         (0.29)%           0.26%           0.26%
Portfolio Turnover Rate**                                    49%             52%             80%             93%             86%

 *   Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Strategic Value Fund). The information shown is for a share outstanding during the six month period from August 1, 2000 to January 31, 2001 for the Janus Adviser Series. (unaudited)
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnote #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                     Janus Adviser Series / January 30, 2001  55

                                                                                             Janus Aspen
                                                     Janus Adviser                    Worldwide Growth Portfolio
                                                   Worldwide Fund(1)                     Retirement Shares(2)
                                                         2001            2000            1999            1998           1997(4)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    43.67      $    47.56      $    29.06      $    23.36      $    20.72
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .15             .03           (.04)             .02             .14
  Net gains/(losses) on securities
    (both realized and unrealized)                        (5.11)           (.26)           18.54            6.57            2.80
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (4.96)           (.23)           18.50            6.59            2.94
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.23)              --              --           (.02)           (.14)
  Distributions (from capital gains)                          --          (3.66)              --           (.87)           (.16)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.23)          (3.66)              --           (.89)           (.30)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    38.48      $    43.67      $    47.56      $    29.06      $    23.36
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           (11.34)%          (.42)%          63.66%          28.25%          14.22%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $  852,619      $  409,780      $  174,399      $    5,837      $      403
Average Net Assets for the Period (in thousands)      $  520,440      $  316,174      $   49,424      $    1,742      $       11
Ratio of Gross Expenses to Average Net Assets**(3)         1.20%           1.20%           1.21%           1.22%           1.26%
Ratio of Net Expenses to Average Net Assets**(3)           1.20%           1.20%           1.21%           1.22%           1.26%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  0.48%              --         (0.34)%         (0.02)%           0.16%
Portfolio Turnover Rate**                                    73%             47%             67%             77%             80%

                                                    Janus Adviser                           Janus Aspen
                                                       Flexible                       Flexible Income Portfolio
                                                    Income Fund(1)                       Retirement Shares(2)
                                                         2001            2000            1999            1998           1997(4)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $    11.42      $    11.72      $    12.05      $    11.77      $    11.41
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .33             .47             .37             .73             .50
  Net gains/(losses) on securities
    (both realized and unrealized)                           .37           (.31)           (.27)             .27             .58
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .70             .16             .10            1.00            1.08
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.34)           (.46)           (.36)           (.61)           (.61)
  Distributions (from capital gains)                          --              --           (.07)           (.11)           (.11)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.34)           (.46)           (.43)           (.72)           (.72)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $    11.78      $    11.42      $    11.72      $    12.05      $    11.77
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                              6.23%           1.37%           0.90%           8.58%           9.73%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $    1,755      $      810      $      842      $       12      $       11
Average Net Assets for the Period (in thousands)      $    1,506      $      817      $      250      $       11      $       10
Ratio of Gross Expenses to Average Net Assets**(3)         1.20%           1.28%           1.20%           1.24%           1.23%
Ratio of Net Expenses to Average Net Assets**(3)           1.20%           1.28%           1.20%           1.23%           1.23%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  5.67%           6.74%           6.80%           5.92%           6.39%
Portfolio Turnover Rate**                                   501%            183%            116%            145%            119%


 *   Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Strategic Value Fund). The information shown is for a share outstanding during the six month period from August 1, 2000 to January 31, 2001 for the Janus Adviser Series. (unaudited)
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnote #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

56  Janus Adviser Series / January 31, 2001

                                                                                             Janus Aspen
                                                     Janus Adviser                      Money Market Portfolio
                                                  Money Market Fund(1)                   Retirement Shares(2)
                                                         2001            2000            1999            1998           1997(4)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .03             .03             .04             .05             .03
  Net gains/(losses) on securities
    (both realized and unrealized)                            --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                             .03             .03             .04             .05             .03
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                   (.03)           (.03)           (.04)           (.05)           (.03)
  Distributions (from capital gains)                          --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.03)           (.03)           (.04)           (.05)           (.03)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                              2.95%           3.17%           4.45%           4.85%           3.13%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)              $    9,440      $    6,684      $    1,153      $       11      $       10
Average Net Assets for the Period (in thousands)      $    8,615      $    4,775      $      150      $       10      $       10
Ratio of Gross Expenses to Average Net Assets**(3)         0.86%           0.90%           0.86%           0.84%           1.00%
Ratio of Net Expenses to Average Net Assets**(3)           0.86%           0.90%           0.86%           0.84%           1.00%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets**                                  5.75%           5.57%           5.18%           4.74%           4.66%


 *   Total return not annualized for periods of less than one full year.
**   Annualized for periods of less than one full year.
(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Strategic Value Fund). The information shown is for a share outstanding during the six month period from August 1, 2000 to January 31, 2001 for the Janus Adviser Series. (unaudited)
(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.
(3)  See footnote #5 in Notes to Financial Statements.
(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                     Janus Adviser Series / January 31, 2001  57

Notes to | Schedules of Investments

ADR - American Depository Receipt

EUR - Euro

GBP - British Pound

GDR - Global Depository Receipt

 *   Non-income-producing  security

** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

(DELTA) PAY PHONES - Premium Accelerated Yield Participating  Hybrid Option Note
     Exchangeable Securities.

(OMEGA) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of January 31, 2001.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

58  Janus Adviser Series / January 31, 2001

                                                 Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Janus Adviser Series (the "Trust") was organized as a Delaware Trust on March 24, 2000 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open end management investment company. The Trust offers eleven Funds or series of shares with differing investment objectives and policies.

     Nine Funds invest primarily in equity securities: Janus Adviser Growth Fund, Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Balanced Fund, Janus Adviser Equity Income Fund, Janus Adviser Growth and Income Fund, Janus Adviser Strategic Value Fund, Janus Adviser International Fund and Janus Adviser Worldwide Fund. One Fund invests primarily in income-producing securities: Janus Adviser Flexible Income Fund. Janus Adviser Money Market Fund invests in short-term money market securities. Each Fund is diversified as defined in the 1940 Act, with exception of the Aggressive Growth Fund, Capital Appreciation Fund and Strategic Value Fund, which are nondiversified.

     Each Funds' Shares are issued and redeemed only through Institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

     The Adviser Series commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds (except Strategic Value Fund).

     The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

     INVESTMENT VALUATION
     Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Trustees. Short-term investments maturing within 60 days and all money market securities in the Money Market Fund are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Trustees.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

     FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
     The Funds enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss on foreign currency transactions. Forward currency contracts held by the Funds are fully collateralized by other securities, in possession at the Portfolio's custodian, which are denoted in the accompanying Schedule of Investments. The market value of these securities is evaluated daily to ensure that it is equal to or exceeds the current market value of the corresponding forward currency contract.

     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year end. Net unrealized appreciation or depreciation on

                                     Janus Adviser Series / January 31, 2001  59
     investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rates and changes in market prices of securities held.

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Funds will be February 1, 2001. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS 133, as amended, may affect the accounting treatment of the Funds' derivative instruments and related assets. The Funds have not at this time quantified the impact, if any, on the Financial Statements, resulting from the adoption of this new standard.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Funds have not adopted this pronouncement. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements.

     INITIAL PUBLIC OFFERINGS
     The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as its assets grow.

     ADDITIONAL INVESTMENT RISK
     A portion of the Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     DIVIDEND DISTRIBUTIONS AND EXPENSES
     Each Fund, except the Flexible Income and the Money Market Funds, makes at least semiannual distributions of substantially all of its investment income and at least an annual distribution of its net realized capital gains, if any. Dividends are declared daily and distributed monthly for both Flexible Income and Money Market Funds. All dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

     FEDERAL INCOME TAXES
     No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

60  Janus Adviser Series / January 31, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended January 31, 2001. The Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Balanced Fund, Equity Income Fund, Growth and Income Fund, Strategic Value Fund, International Fund and Worldwide Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Flexible Income Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. The Money Market Fund's advisory fee rate is .25% of average net assets. The advisory fee is calculated daily and paid monthly.

     Until, at least, July 31, 2003, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                                              Expense Limit
                                                               Percentage
     Fund Name                                                     (%)
     ----------------------------------------------------------------------
     Growth Fund                                                  0.67
     Aggressive  Growth Fund                                      0.66
     Capital  Appreciation  Fund                                  0.68
     Balanced Fund                                                0.67
     Equity Income Fund                                           1.25
     Growth and Income Fund                                       1.02
     International Fund                                           0.74
     Worldwide  Fund                                              0.70
     Flexible Income Fund                                         0.70
     Money Market Fund                                            0.36
     ----------------------------------------------------------------------

     In addition, Janus Capital has agreed to reimburse Strategic Value Fund by the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Fund until at least the next annual renewal of the advisory agreement.

     Officers and certain trustees of the Trust are also officers and/or directors of Janus Capital; however, they receive no compensation from the Trust.

     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

     Janus Distributors, Inc., a wholly owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Funds' average daily net assets.

     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides accounting systems to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, provides brokerage services on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended January 31, 2001, are noted below:

                                     Janus Adviser Series / January 31, 2001  61

                                                DST Securities, Inc.     Portfolio Expense        DST Systems
Fund                                             Commissions Paid*          Reduction*               Costs
-------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                                --                     --                  $ 4,462
Janus Adviser  Aggressive  Growth Fund                   --                     --                    5,120
Janus Adviser Capital  Appreciation Fund                 --                     --                    3,869
Janus Adviser Balanced Fund                              --                     --                    4,236
Janus Adviser Equity Income Fund                         --                     --                    3,310
Janus Adviser Growth and Income Fund                     --                     --                    3,350
Janus Adviser Strategic Value Fund                       --                     --                    3,291
Janus Adviser  International Fund                        --                     --                    3,946
Janus Adviser Worldwide Fund                             --                     --                    5,735
Janus  Adviser  Flexible  Income  Fund                   --                     --                    3,326
Janus Adviser Money Market Fund                          --                     --                       --
-------------------------------------------------------------------------------------------------------------

* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

     Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of January 31, 2001, are also noted below.

                                       Net Capital Loss   Federal Tax       Unrealized          Unrealized        Net Appreciation/
Fund                                      Carryovers         Cost          Appreciation       (Depreciation)        (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                     --      $  254,483,299      $   42,777,462      $  (19,576,687)      $   23,200,775
Janus Adviser Aggressive Growth Fund          --         412,764,814          65,157,977         (68,266,085)         (3,108,108)
Janus Adviser Capital Appreciation Fund       --         182,884,187          11,695,763          (8,795,227)           2,900,536
Janus Adviser Balanced Fund                   --         342,398,522          18,873,775          (9,274,046)           9,599,729
Janus Adviser Equity Income Fund              --           4,837,888             344,520            (205,661)             138,859
Janus Adviser Growth and Income Fund          --          22,930,460           2,127,205          (1,521,036)             606,169
Janus Adviser Strategic Value Fund            --           4,820,001             576,246            (290,509)             285,737
Janus Adviser International Fund              --         355,950,498          17,506,714         (21,636,382)         (4,129,668)
Janus Adviser Worldwide Fund                  --         797,696,761          95,292,353         (38,383,711)          56,908,642
Janus Adviser Flexible Income Fund            --           1,789,459              30,618             (14,794)              15,824
Janus Adviser Money Market Fund               --           9,183,980                  --                   --                  --
-----------------------------------------------------------------------------------------------------------------------------------

62  Janus Adviser Series / January 31, 2001

4.   EXPENSES

     The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Funds' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers.

     The Funds pay a distribution fee of up to .25% of average net assets and a participant administration fee of up to .25% of average net assets.

5.   EXPENSE RATIOS

     Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets. Expense ratios are annualized for all periods less than one year.

     For the six months ended January 31, 2001 (unaudited)

     Fund                                                              2001
     -----------------------------------------------------------------------
     Janus Adviser Growth Fund                                         1.27%
     Janus Adviser Aggressive Growth Fund                              1.24%
     Janus Adviser Capital Appreciation Fund                           1.30%
     Janus Adviser Balanced Fund                                       1.24%
     Janus Adviser Equity Income Fund                                 10.37%
     Janus Adviser Growth and Income Fund                              2.65%
     Janus Adviser Strategic Value Fund                                4.96%
     Janus Adviser International Fund                                  1.39%
     Janus Adviser Worldwide Fund                                      1.28%
     Janus Adviser Flexible Income Fund                               12.84%
     Janus Adviser Money Market Fund                                   3.24%
     -----------------------------------------------------------------------

                                     Janus Adviser Series / January 31, 2001  63

Explanations of | Charts, Tables and Financial Statements

1.   PERFORMANCE OVERVIEWS

     When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

     Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

     Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

     The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

     Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

     A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.


3.   STATEMENT OF ASSETS AND LIABILITIES

     This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as forward currency contracts.

     The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

64  Janus Adviser Series / January 31, 2001

4.   STATEMENT OF OPERATIONS

     This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

     The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

     The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

     The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

     This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Fund's net assets will increase and decrease in value as investors purchase and redeem shares from a Fund.

     The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

                                     Janus Adviser Series / January 31, 2001  65

6.   FINANCIAL HIGHLIGHTS

     This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

     The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

     Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

     The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

     The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

     The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Fund turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the fund manager. A 100% rate implies that an amount equal to the value of the entire Fund is turned over in a year; a 50% rate means that an amount equal to the value of half the Fund is traded in a year; and a 200% rate means that an amount equal to the value of the Fund is sold every six months.

66  Janus Adviser Series / January 31, 2001
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                                     Janus Adviser Series / January 31, 2001  67

68  Janus Adviser Series / January 31, 2001

                                     Janus Adviser Series / January 31, 2001  69

                       [LOGO] JANUS
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           Funds distributed by Janus Distributors, Inc. Member NASD.
This material must be preceded or accompanied by a prospectus, which contains more information including expenses. Read it carefully before you invest or send money.

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